    As filed with the Securities and Exchange Commission on April 22, 2009


                                                             FILE No. 333-144272
                                                                        811-4160
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Post-Effective Amendment No. 2


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 23

              LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A
                           (Exact Name of Registrant)

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                            1300 South Clinton Street
                            Fort Wayne, Indiana 46802
              (Address of Depositor's principal executive offices)

                            Dennis L. Schoff, Esquire
                    The Lincoln National Life Insurance Company
                             1300 South Clinton Street
                            Fort Wayne, Indiana 46802
                     (Name and address of agent for service)
                                   Copies to:

                          Frederick C. Tedeschi, Esq.
                   The Lincoln National Life Insurance Company
                               One Granite Place
                               Concord, NH 03301
                               ------------------


Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:
It is proposed that this filing will become effective:
   _____  Immediately upon filing pursuant to paragraph (b)

   __X__  On May 1, 2009 pursuant to paragraph (b)

   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On [date], pursuant to paragraph (a)(1) of Rule 485.
     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                                  MAY 1, 2009

                            LINCOLN ENSEMBLE III VUL

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
 One Granite Place, Concord, New Hampshire 03301   Telephone No.: 1-800-258-3648

This Prospectus describes the Lincoln ENSEMBLE III Variable Life Insurance Policy ("Ensemble III" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by The Lincoln National Life Insurance Company ("we" or "Lincoln Life" or "the Company"). The Policy provides life insurance and pays a benefit, as described in this Prospectus, upon the Insured's death or surrender of the Policy. The Policy allows flexible premium payments, Policy Loans, Withdrawals, and a choice of Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to Lincoln Life Flexible Premium Variable Life Account JF-A ("Separate Account JF-A" or the "Separate Account"), and/or the General Account, or both Accounts. The Divisions of Separate Account JF-A support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4% per year. Your Policy may lapse if the Surrender Value is insufficient to pay a Monthly Deduction. For the first five Policy Years, however, if you pay the Minimum Annual Premium, your Policy will not lapse, regardless of changes in the Surrender Value. The Policy also has a no-lapse guarantee provision. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.
The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through the Separate Account. Each Division invests exclusively in one of the following
Portfolios:

LVIP CAPITAL GROWTH FUND (STANDARD
 CLASS)
LVIP DELAWARE BOND FUND (SERVICE CLASS)
LVIP DELAWARE FOUNDATION(R) CONSERVATIVE
 ALLOCATION FUND (STANDARD CLASS) (3)
LVIP DELAWARE GROWTH AND INCOME FUND
 (SERVICE CLASS)
LVIP DELAWARE MANAGED FUND (SERVICE
 CLASS) (4)
LVIP MARSICO INTERNATIONAL GROWTH FUND
 (STANDARD CLASS)
LVIP MFS VALUE FUND (STANDARD CLASS)
LVIP TURNER MID-CAP GROWTH FUND (STANDARD
 CLASS)
LVIP MID-CAP VALUE FUND (STANDARD CLASS)
LVIP MONEY MARKET FUND (STANDARD CLASS)
LVIP SSGA S&P 500 INDEX FUND (STANDARD
 CLASS)
LVIP SSGA SMALL-CAP INDEX FUND (STANDARD
 CLASS)
LVIP T. ROWE PRICE GROWTH STOCK FUND
 (STANDARD CLASS)
LVIP TEMPLETON GROWTH FUND (STANDARD
 CLASS)
LVIP COLUMBIA VALUE OPPORTUNITIES FUND
 (STANDARD CLASS)
LVIP WILSHIRE AGGRESSIVE PROFILE FUND
 (STANDARD CLASS)
LVIP WILSHIRE CONSERVATIVE PROFILE FUND
 (STANDARD CLASS)
LVIP WILSHIRE MODERATE PROFILE FUND
 (STANDARD CLASS)
LVIP WILSHIRE MODERATELY AGGRESSIVE
PROFILE FUND (STANDARD CLASS)
LVIP WILSHIRE 2010 PROFILE FUND
 (STANDARD CLASS)
LVIP WILSHIRE 2020 PROFILE FUND
 (STANDARD CLASS)
LVIP WILSHIRE 2030 PROFILE FUND
 (STANDARD CLASS)
LVIP WILSHIRE 2040 PROFILE FUND
 (STANDARD CLASS)
AMERICAN CENTURY VP INTERNATIONAL FUND,
 CLASS I
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES,
 GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES,
 GROWTH-INCOME FUND, CLASS 2
DELAWARE VIP HIGH YIELD SERIES
 (STANDARD CLASS)
DWS SMALL CAP INDEX VIP-CLASS B
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO,
 SERVICE CLASS 2
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND
 PORTFOLIO, SERVICE CLASS 2
FTVIPT FRANKLIN SMALL CAP VALUE SECURITIES
 FUND, CLASS 2

FTVIPT TEMPLETON FOREIGN SECURITIES FUND,
 CLASS 2
GOLDMAN SACHS VIT CAPITAL GROWTH FUND

MFS VIT RESEARCH SERIES-INITIAL CLASS(1)

MFS VIT UTILITIES SERIES

PIMCO VIT TOTAL RETURN PORTFOLIO
 (ADMINISTRATIVE CLASS)

PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PROFUND VP FINANCIALS
PROFUND VP HEALTH CARE
PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY
 FUND
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE
PROFUND VP TECHNOLOGY
PROFUND VP U.S. GOVERNMENT PLUS
T. ROWE PRICE VIP MID-CAP GROWTH CLASS II(2)
VANGUARD(R) VIF SMALL COMPANY GROWTH
 PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 x7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble III insurance policies and shares of the funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

(1) MFS Research Series is available only to Policyowners who were allocating Net Premium to the Portfolio effective May 1, 2004.

(2) T. Rowe Price VIP Mid-Cap Growth is available only to Policyowners who were allocating Net Premium to the Portfolio effective May 1, 2004.

(3) The LVIP Delaware Foundation Conservative Allocation Fund will not be available until the merger with the LVIP Delaware Managed Fund is complete.

(4) The LVIP Delaware Managed Fund is available only to existing Policyowners who were allocating Net Premium to the Portfolio as of May 18, 2009.

TABLE OF CONTENTS


                                           PAGE
                                           ----
POLICY BENEFITS/RISKS SUMMARY.                4
POLICY RISKS                                  5
PORTFOLIO RISKS                               6
FEE TABLES.                                   7
DEFINITIONS                                  16
THE COMPANY                                  17
THE SEPARATE ACCOUNT                         18
INVESTMENT AND FIXED ACCOUNT
   OPTIONS                                   20
   Separate Account Investments              20
   Investment Advisers and Objectives for
      Each of the Funds                      20
   Mixed and Shared Funding; Conflicts of
      Interest                               26
   Fund Additions, Deletions or
      Substitutions                          26
   General Account                           26
POLICY CHOICES                               27
   General                                   27
   Premium Payments                          27
   Modified Endowment Contract               27
   Compliance with the Internal Revenue
      Code                                   28
   Backdating                                28
   Allocation of Premiums                    28
   Death Benefit Options                     29
   Transfers and Allocations to Funding
      Options                                30
   Telephone Transfers, Loans and
      Reallocations                          31
   Automated Transfers (Dollar Cost
      Averaging and Portfolio Rebalancing)   32
POLICY VALUES                                32
   Accumulation Value                        32
   Unit Values                               33
   Net Investment Factor                     33
   Surrender Value                           34
CHARGES & FEES                               34
   Charges & Fees Assessed Against
      Premium                                34
   Charges & Fees Assessed Against
      Accumulation Value.                    35
   Charges & Fees Assessed Against the
      Separate Account.                      36
   Charges Deducted Upon Surrender           36
   Surrender Charges on Surrenders and
      Withdrawals                            37
   Surrender Charges on Increases in
      Specified Amount                       37
POLICY RIGHTS                                37
   Surrenders                                37
   Withdrawals                               37
   Systematic Disbursements Program          38
   Grace Period                              39
   No-Lapse Guarantee                        39
   Reinstatement of a Lapsed or Terminated
      Policy                                 39
   Coverage Beyond Insured's Attained
      Age 100.                               40
   Right to Defer Payment                    40
   Policy Loans                              40
   Policy Changes                            41
   Right of Policy Examination ("Free Look
      Period")                               42
   Supplemental Benefits                     42
DEATH BENEFIT                                44
POLICY SETTLEMENT                            45
ADDITIONAL INFORMATION                       45
   Reports to Policyowners                   45
   Right to Instruct Voting of Fund Shares   45
   Disregard of Voting Instructions          46
   State Regulation                          46
   Legal Matters                             46
   Financial Statements                      46
   Employment Benefit Plans                  47
TAX MATTERS                                  47
   General                                   47
   Federal Tax Status of the Company         47
   Life Insurance Qualification              47
   Charges for Lincoln Life Income Taxes     49
MISCELLANEOUS POLICY PROVISIONS              50
   The Policy                                50
   Payment of Benefits.                      50
   Suicide and Incontestability              50
   Protection of Proceeds                    50
   Nonparticipation                          50
   Changes in Owner and Beneficiary;
      Assignment                             50
   Misstatements                             50
APPENDIX A--ILLUSTRATIONS OF
   ACCUMULATION VALUES, CASH
   VALUES AND DEATH BENEFITS                A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

POLICY BENEFITS/RISKS SUMMARY

- POLICY BENEFITS

This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 11-12 below) defines certain words and phrases used in this prospectus.

The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

- ISSUANCE AND UNDERWRITING

We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

- DEATH BENEFIT

The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between the three available Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

COVERAGE GUARANTEE: If your total premiums paid (less withdrawals, and Policy
Debt) exceed the cumulative required no-lapse premiums, and the no-lapse guarantee was available at the time you purchased your Policy, we guarantee that the Policy will stay in force throughout the guarantee period for your Policy, even if the Surrender Value is insufficient to provide the monthly deduction. The guarantee period varies by Issue Age and may not exceed 20 years. The terms and availability of the coverage guarantee differ in certain states.

- ACCESS TO CASH VALUE

LOANS: You may borrow up to 100% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $50 or 2% of the withdrawal. A withdrawal may have tax consequences.

SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

- FLEXIBILITY OF PREMIUMS

After you pay the initial premium, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

- "FREE LOOK" PERIOD

You have the right to examine and cancel your Policy by returning it to our Service Office no later than 10 days after you receive it. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

- OWNERSHIP RIGHTS

While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

- SEPARATE ACCOUNT

The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

- GENERAL ACCOUNT

You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4% annual interest. We may declare higher interest rates, but are not obligated to do so.

- TRANSFERS

GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will currently charge $25 ($50 guaranteed maximum) for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.

PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.

- SETTLEMENT OPTIONS

There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

- CASH VALUE

Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

- TAX BENEFITS

Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

- SUPPLEMENTAL BENEFITS AND RIDERS

We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

POLICY RISKS

- INVESTMENT RISK

If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

- POLICY VALUES IN THE GENERAL ACCOUNT

If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4% per year.

Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. See, "The Company", "The Separate Account" and the "General Account." We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the General Account.

- SUITABILITY

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion of or even exceed your Accumulation Value less any Policy Debt. Accordingly, you should not purchase the Policy if you will need your Surrender Value in a short period of time.

- RISK OF LAPSE

If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period (1) if you make timely premium payments sufficient to cover the monthly deduction; or (2) if you make timely payment of the minimum premium amount during the minimum premium period; or (3) if you satisfy the no-lapse test during the no-lapse guarantee period. Subject to certain conditions you may reinstate a lapsed Policy.

- TAX RISKS

Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty. Existing tax laws that benefit this Policy may change at any time.

- WITHDRAWAL AND SURRENDER RISKS

A Surrender Charge applies during the first nine Policy Years after the Policy Date and for nine years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

A partial withdrawal will reduce Surrender Value, Death Benefit and the amount of premiums considered paid to meet the no-lapse guarantee premium requirement. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

A surrender or partial withdrawal may have tax consequences.

- LOAN RISKS

Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

PORTFOLIO RISKS

Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                                        TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------
CHARGE                          WHEN CHARGE IS         AMOUNT DEDUCTED
                                DEDUCTED
------------------------------------------------------------------------------------------------------------------------------
Maximum Premium Load (1)        Each Premium           Guaranteed: 3% of premium in all years
                                Payment                Current: 3% of premium in Policy Years 1-10, 0% thereafter
------------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)          Each Premium           2.5% of premium
                                Payment
------------------------------------------------------------------------------------------------------------------------------
Federal Income Tax Charge (1)   Each Premium           1.25% of premium
------------------------------------------------------------------------------------------------------------------------------
Surrender Charge (2)            Policy surrender,      MAXIMUM = $47.04 per $1,000 of Specified Amount (Policy
                                partial withdrawal,    surrendered in 1st Policy Year for male smoker age 68)
                                or decrease in
                                Specified Amount       MINIMUM = $.36 per $1,000 of Specified Amount (Policy
                                in first nine Policy   surrendered in 9th Policy Year, for female non-smoker,
                                Years and first        ages 0 through 15)
                                nine years after
                                any increase in        For 42 year old, male non-smoker, Preferred Plus rating class:
                                Specified Amount          $12.28 per $1,000 of Specified Amount in Policy Year 1, declining to $2.45 per $1,000 of Specified Amount in Policy Year 9
------------------------------------------------------------------------------------------------------------------------------
Transfer Fees                   Upon Transfer          $0 on first 12 transfers in each Policy Year; $25 on each transfer thereafter on a current basis; $50 per transfer guaranteed maximum
------------------------------------------------------------------------------------------------------------------------------
Withdrawal Charge               Upon Withdrawal        The lesser of $50 or 2% of the partial withdrawal amount.
------------------------------------------------------------------------------------------------------------------------------
In-force Policy Illustrations   Upon Request           $50 (3)
------------------------------------------------------------------------------------------------------------------------------
Net Policy Loan Interest Rate   (4) Upon each Policy   Type A Loan: 0% (5)
                                Anniversary or,        Type B Loan: 1% annually (5)
                                when applicable,
                                loan repayment,
                                Policy surrender,
                                reinstatement of
                                Policy or death of
                                the Insured

(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability. The Premium Charges applicable to policies issued for delivery in the Commonwealth of Puerto Rico are described under "Premium Charges" on page 29.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. The amount of your Surrender Charge at issue will depend on the Issue Age, risk classification and sex of the Insured. As shown in the table below, if you surrender your Policy, we will charge you a percentage of the Initial Surrender Charge based on the Policy Year in which you surrender. The percentages are shown in the table below, declining to 0 after the 9th Policy Year:

              SURRENDER CHARGE AS
             PERCENTAGE OF INITIAL
POLICY YEAR     SURRENDER CHARGE
----------- ------------------------
   0-5                100%
    6                  80%
    7                  60%
    8                  40%
    9                  20%
   10+                  0%

     For more information and an example, see "Charges Deducted upon Surrender" at page 30 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Surrender Charges On Increases In Specified Amount", beginning on page 31.

     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the Interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is set at 5% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is set at 4% annually). See "Policy Loans", beginning on page (33).

THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

                            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS    AMOUNT DEDUCTED
                            DEDUCTED
--------------------------------------------------------------------------------------------------------------
Cost of Insurance           Monthly on        Minimum: $0.06 per $1,000
(per $1,000 of net          Monthly           Maximum: $83.33 per $1,000
amount at risk) (1), (5)    Anniversary
                            Date              For 42 year old male non-smoker,
                                              Preferred Plus rating class:
                                                  Current: $0.05 per $1,000
                                                  Guaranteed: $0.30 per $1,000
--------------------------------------------------------------------------------------------------------------
Acquisition Charge          Monthly on        Maximum: $1.33 per $1,000 in Policy Year 1
(per $1,000 of Specified    Monthly               $0.67 per $1,000 in Policy Year 2
Amount) (2), (5)            Anniversary           $0.00 thereafter
                            Date
                                              For 42-year old male, non-smoker, Preferred Plus rating class:
                                                  $0.25 per $1,000 in Policy Year 1; $0.12 per $1000 in Policy
                                                  Year 2.
--------------------------------------------------------------------------------------------------------------
Mortality and Expense       Accrued Daily     Maximum:
Risk Charge (3)                                   Policy Years 1-25: 0.85% annually
                                                  Policy Years 26+:  0.60% annually
                                              Current:
                                                  Policy Years 1-25: 0.60% annually
                                                  Policy Years 26+:  0.10% annually
--------------------------------------------------------------------------------------------------------------
Administrative Expense      Monthly on        $10 per month
Charge                      Monthly
                            Anniversary
                            Date
--------------------------------------------------------------------------------------------------------------
Tax Charge                  Each Valuation    Currently none (4)
                            Period

(1) The cost of insurance charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Policy. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance", beginning on page 29.

(2) The rate shown in the table is determined as follows. The acquisition charge is charged for the first two Policy Years. It is 2% of the Load Basis Amount in Policy Year 1 and 1% of the Load Basis Amount in Policy Year 2. The Load Basis Amount is a percentage of the Specified Amount. The Load Basis Amount varies based on the sex, Issue Age, and rating class of the Insured. It does not vary by the amount of premium paid. The current maximum Load Basis Amount is $66.65 per thousand dollars of Specified Amount. The Load Basis Amount for a 42-year old male, non-smoker, Preferred Plus rating class is $12.28 per thousand. We calculate a separate acquisition charge for any increase in the Specified Amount based on the Insured's circumstances at the time of the increase. For more information about the acquisition charge, see "Acquisition Charge", beginning on page 29.

(3)  The rates given are effective annual rates.

(4) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account" on page 30 below.

(5) The cost of insurance and acquisition charges shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                                    RIDER CHARGES
-------------------------------------------------------------------------------------------------------------------------
                             WHEN CHARGE IS         AMOUNT DEDUCTED
                             DEDUCTED
-------------------------------------------------------------------------------------------------------------------------
Accelerated Benefit          Deducted from          $250
                             benefit payment
-------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit     Monthly on             $0.07 - $0.16 per $1000 of Insurance Risk (1), (9)
                             the Monthly
                             Anniversary Date
                                                    42 year old male non-smoker, Preferred Plus rating class:
                                                        $0.08 per $1,000 of Insurance Risk
-------------------------------------------------------------------------------------------------------------------------
Additional Coverage          Cost of Insurance      Minimum: $0.06 per $1,000
                             (per $1,000 of net     Maximum: $83.33 per $1,000
                             amount at
                             risk) (8) (9)
                                                    For 42 year old male non-smoker, Preferred Plus rating class:
                                                        Current: $0.05 per $1,000
                                                        Guaranteed: $0.30 per $1,000
                             Unit Expense Charge,   $0.01 per $1,000 of Rider Specified Amount
                             Deducted Monthly
                             on the Monthly
                             Anniversary Date

                             Rider Acquisition      $0.04 to $1.33 per $1000 of Rider Specified Amount in Rider
                             Charge, Deducted       Year 1; $0.02 to $0.67 per $1,000 of Rider Specified Amount in
                             Monthly on the         Rider Year 2; $0.00 thereafter (2), (9)
                             Monthly Anniversary
                             Date
                                                    42  year old male non-smoker, Preferred Plus rating class:
                                                    $0.25 per $1,000 of Rider Specified Amount in Rider
                                                    Year 1; $0.12 of Rider Specified Amount in Rider Year 2.

                             Rider Surrender        $2.61 - $52.07 per $1000 of Rider Specified Amount in Rider
                             Charge                 Years 1 through 9 (3), (9)
                                                    42 year old male non-smoker, Preferred Plus rating class:
                                                        $28.32 in Policy Year 1, decreasing to $5.31 per $1,000 of Rider
                                                        Specified Amount in Policy Year 9
-------------------------------------------------------------------------------------------------------------------------
Automatic Increase           Monthly on             Maximum: $0.01 - $0.11 per $1000 of Initial Specified Amount (4), (9)
                             the Monthly
                             Anniversary Date
                                                    42 year old male non-smoker, Preferred Plus rating class:
                                                        $0.01 per $1,000 of Rider Specified Amount
-------------------------------------------------------------------------------------------------------------------------
Children's Term Insurance    Monthly on             $.50 per $1000 of Death Benefit
                             the Monthly
                             Anniversary Date
-------------------------------------------------------------------------------------------------------------------------
Death Benefit Maintenance    Beginning at           $6.80 per $1,000 of rider amount, offset by reduction in
                             Attained Age 90,       Cost of Insurance
                             Monthly on
                             the Monthly
                             Anniversary Date

                                                RIDER CHARGES
-------------------------------------------------------------------------------------------------------------------
                           WHEN CHARGE IS       AMOUNT DEDUCTED
                           DEDUCTED
-------------------------------------------------------------------------------------------------------------------
Disability Waiver of       Monthly on           4.8% - 23.7% increase in monthly charges (5), (9)
Deductions                 the Monthly
                           Anniversary Date
                                                42 year old male non-smoker, Preferred Plus rating class:
                                                    7.5% increase in monthly charges
-------------------------------------------------------------------------------------------------------------------
Disability Waiver of       Monthly on           $0.017 - 0.14 per $1 of Specified Premium waived (6), (9)
Specified Premium          the Monthly
                           Anniversary Date
                                                42 year old male non-smoker, Preferred Plus rating class:
                                                    $0.05 per $1 of Specified Premium waived
-------------------------------------------------------------------------------------------------------------------
Guaranteed Death Benefit   Monthly on           $0.01 per $1000 of Specified Amount.
                           the Monthly
                           Anniversary Date
-------------------------------------------------------------------------------------------------------------------
Guaranteed Insurability    Monthly on           $0.03 - $0.16 per $1,000 of Specified Amount (7), (9)
Rider                      the Monthly
                           Anniversary Date
                                                35 year old male non-smoker, Preferred Plus rating class:
                                                    $0.11 per $1,000 of Specified Amount (10)
-------------------------------------------------------------------------------------------------------------------
Spouse Term Rider          Monthly on           $0.07 - $25.48 per $1,000 of Death Benefit (8), (9)
                           the Monthly
                           Anniversary Date
                                                42 year old female non-smoker, Preferred Plus rating class:
                                                    $.20 per $1,000 of Death Benefit
-------------------------------------------------------------------------------------------------------------------
Supplemental Coverage      COI Charge,          $0.06 - $83.33 per $1,000 of Net Amount at Risk attributable to
Rider                      Deducted Monthly     the Rider (8), (9)
                           on Monthly
                           Anniversary Date
                                                42 year old male non-smoker, Preferred Plus rating class:
                                                    $0.30 per $1,000 of Rider Specified Amount

                           Rider Acquisition    $0.04 to $1.33 per $1,000 of Rider Specified Amount in Rider Year 1
                           Charge, Deducted     and $0.02 to $0.67 per $1,000 of Rider Specified Amount in Rider
                           Monthly on Monthly   Year 2 (2), (9)
                           Anniversary Date
                                                42 year old male non-smoker, Preferred Plus rating class (8):
                                                    $.25 per $1,000 of Rider Specified Amount in Rider Year 1
                                                    and $.12 per $1,000 of Rider Specified Amount in Rider Year 2

                           Unit Expense         Guaranteed: $0.01 per $1,000 Rider Specified Amount
                           Charge, deducted
                           Monthly on Monthly
                           Anniversary date

(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2) This charge varies based on the sex, Issue Age, and rating class of the Insured. The calculation and operations of this charge is similar to the calculation of the Acquisition Charge on the Policy. See note (2) on page 8.

(3) This charge varies depending on the Issue Age, risk classification and sex of the Insured. The calculation and operation of this charge is similar to the calculation of the Surrender Charge on the Policy. See note (2) on page 7.

(4)  The monthly rate for this rider is based on Issue Age of the Insured.

(5) The charge percentage for this rider is based on Attained Age of the Insured.

(6) The monthly rate for this rider is based on sex, Attained Age, and rating class of the Insured.

(7) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(8) This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the cost of insurance charge on the Policy. See note (1) on page 8.

(9) The charge shown in the table may not be representative of the charges you would pay. For more information about the charges that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(10) This rider is not available to Insureds beyond Issue Age 40.

THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)

                                                                         MINIMUM      MAXIMUM
                                                                     --------------- ----------
Total Annual Portfolio Operating Expenses (expenses that are                0.24%      1.91%
deducted from Portfolio assets, including management
fees, distribution (12b-1) fees, and other expenses), without waivers or expense reimbursements
Total Annual Portfolio Operating Expenses (expenses that are                0.24%      1.68%
deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), with contractual waivers and expense reimbursements


(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2008 for the Portfolios in which the Separate Account invests.

     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2010. The 1.68% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for eight Portfolios, and the expense limits are terminable after April 30, 2010. These arrangements are described in more detail in the Expense table and footnotes on the following pages and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.68% and 0.24%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.

     The minimum and maximum percentages shown in the table include Fund Operating Expenses of the mutual funds, if any, which may be acquired by the underlying funds as well as Fund Operating Expenses of mutual funds which are acquired by any of the underlying funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any. In addition, certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption fees are discussed in the Transfers and Allocations to Funding Options section of this prospectus and further information about redemption fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-258-3648.

     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulation Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

     Note that under rules adopted by the SEC, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund. In addition, those rules permit that the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees of up to 2% to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold.

     The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2008, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES

(as a percentage of average net assets)

                                                          MGMT.    12b-1      OTHER                 TOTAL                   TOTAL
                                                          FEES      FEES     EXPENSES              EXPENSES     TOTAL      EXPENSES
                                                        (BEFORE   (BEFORE    (BEFORE    ACQUIRED   (BEFORE   CONTRACTUAL   (AFTER
                                                           ANY      ANY        ANY      FUND FEES    ANY       WAIVERS/  CONTRACTUAL
                                                        WAIVERS/  WAIVERS/   WAIVERS/      AND     WAIVERS/     REIMB.     WAIVERS/
                                                         REIMB.)  REIMB.)     REIMB.)   EXPENSES    REIMB.)   (IF ANY)      REIMB.)
                                                        -------- ---------- ---------- ----------- --------- ----------- -----------
AFIS Growth - Class 2(1)                                  0.32%    0.25%       0.01%      0.00%     0.58%       0.00%      0.58%
AFIS Growth Income - Class 2(1)                           0.27%    0.25%       0.01%      0.00%     0.53%       0.00%      0.53%
American Century VP International(2)                      1.34%    0.00%       0.01%      0.00%     1.35%       0.00%      1.35%
American Century VP Value Class II(3)(4)                  0.84%    0.25%       0.01%      0.00%     1.10%       0.00%      1.10%
Delaware VIP High Yield Standard Class(5)                 0.65%    0.00%       0.12%      0.00%     0.77%       0.00%      0.77%
DWS Small Cap Index VIP Class - B(6)                      0.35%    0.25%       0.19%      0.00%     0.79%       0.00%      0.79%
Fidelity VIP ContraFund Initial Class(7)                  0.56%    0.00%       0.10%      0.00%     0.66%       0.00%      0.66%
Fidelity VIP Equity-Income Initial Class                  0.46%    0.00%       0.11%      0.00%     0.57%       0.00%      0.57%
Fidelity VIP Growth Initial Class(8)                      0.56%    0.00%       0.12%      0.00%     0.68%       0.00%      0.68%
Fidelity VIP Investment Grade Bond Service Class 2        0.32%    0.25%       0.10%      0.00%     0.67%       0.00%      0.67%
Fidelity VIP Mid Cap Service Class 2(9)                   0.56%    0.25%       0.12%      0.00%     0.93%       0.00%      0.93%
FTVIP Franklin Small Cap Value Securities - Cl 2(10)      0.52%    0.25%       0.16%      0.01%     0.94%      -0.01%      0.93%
FTVIP Templeton Foreign Securities Fund Class 2(11)       0.64%    0.25%       0.15%      0.02%     1.06%      -0.02%      1.04%
Goldman Sachs VIT Capital Growth Fund                     0.75%    0.00%       0.06%      0.00%     0.81%       0.00%      0.81%
LVIP Capital Growth Standard Class(12)                    0.72%    0.00%       0.09%      0.00%     0.81%      -0.03%      0.78%
LVIP Columbia Value Opportunities Standard Class(13)      1.05%    0.00%       0.20%      0.00%     1.25%       0.00%      1.25%
LVIP Delaware Bond Service Class                          0.33%    0.35%       0.07%      0.00%     0.75%       0.00%      0.75%
LVIP Delaware Growth & Income Service Class               0.34%    0.35%       0.07%      0.00%     0.76%       0.00%      0.76%
LVIP Delaware Managed Service Class                       0.42%    0.35%       0.10%      0.00%     0.87%       0.00%      0.87%
LVIP Marsico International Growth Standard Class(14)      0.92%    0.00%       0.13%      0.00%     1.05%      -0.01%      1.04%
LVIP MFS Value Standard Class(15)                         0.66%    0.00%       0.08%      0.00%     0.74%       0.00%      0.74%
LVIP Mid-Cap Value Standard Class(16)                     0.89%    0.00%       0.10%      0.00%     0.99%       0.00%      0.99%
LVIP Money Market Standard Class (17)                     0.35%    0.00%       0.08%      0.00%     0.43%       0.00%      0.43%
LVIP SSgA S&P 500 Index Standard Class(18)                0.24%    0.00%       0.09%      0.00%     0.33%       0.00%      0.33%
LVIP SSgA Small-Cap Index Standard Class(19)              0.32%    0.00%       0.15%      0.00%     0.47%       0.00%      0.47%
LVIP T. Rowe Price Growth Stock Standard Class(20)        0.73%    0.00%       0.09%      0.00%     0.82%       0.00%      0.82%
LVIP Templeton Growth Standard Class(21)                  0.74%    0.00%       0.08%      0.00%     0.82%       0.00%      0.82%
LVIP Turner Mid-Cap Growth Standard Class(22)(23)         0.89%    0.00%       0.18%      0.00%     1.07%      -0.09%      0.98%
LVIP Wilshire 2010 Profile Standard Class(24)(25)(26)     0.25%    0.00%       0.60%      0.51%     1.36%      -0.65%      0.71%
LVIP Wilshire 2020 Profile Standard Class(24)(25)(26)     0.25%    0.00%       0.31%      0.52%     1.08%      -0.36%      0.72%
LVIP Wilshire 2030 Profile Standard Class(24)(25)(26)     0.25%    0.00%       0.45%      0.53%     1.23%      -0.50%      0.73%
LVIP Wilshire 2040 Profile Standard Class(24)(25)(26)     0.25%    0.00%       0.76%      0.54%     1.55%      -0.81%      0.74%
LVIP Wilshire Aggressive Profile Standard
   Class(27)(28)(29)                                      0.25%    0.00%       0.08%      0.87%     1.20%      -0.13%      1.07%
LVIP Wilshire Conservative Profile Standard
   Class(27)(28)(29)                                      0.25%    0.00%       0.05%      0.72%     1.02%      -0.10%      0.92%
LVIP Wilshire Moderate Profile Standard
   Class(27)(28)(29)                                      0.25%    0.00%       0.03%      0.78%     1.06%      -0.08%      0.98%
LVIP Wilshire Moderately Aggressive
   Profile Standard Class(27)(28)(29)                     0.25%    0.00%       0.03%      0.81%     1.09%      -0.08%      1.01%
MFS VIT Research Initial Class(30)                        0.75%    0.00%       0.13%      0.00%     0.88%       0.00%      0.88%
MFS VIT Utilities Initial Class(30)                       0.72%    0.00%       0.09%      0.00%     0.81%       0.00%      0.81%
PIMCO VIT Total Return Portfolio - Admin Class(31)(32)    0.50%    0.15%       0.23%      0.00%     0.88%       0.00%      0.88%
ProFund VP Asia 30(33)(34)(35)                            0.75%    0.25%       0.67%      0.00%     1.67%       0.00%      1.67%
ProFund VP Europe 30(33)(34)(35)                          0.75%    0.25%       0.68%      0.00%     1.68%       0.00%      1.68%
ProFund VP Financials(33)(34)(35)                         0.75%    0.25%       0.83%      0.00%     1.83%      -0.15%      1.68%
ProFund VP Health Care(33)(34)(35)                        0.75%    0.25%       0.74%      0.00%     1.74%      -0.06%      1.68%
ProFund VP Large-Cap Growth(33)(34)(35)                   0.75%    0.25%       0.75%      0.00%     1.75%      -0.07%      1.68%
ProFund VP Large-Cap Value(33)(34)(35)                    0.75%    0.25%       0.80%      0.00%     1.80%      -0.12%      1.68%
ProFund VP Rising Rates Opportunity(33)(34)(35)           0.75%    0.25%       0.66%      0.00%     1.66%       0.00%      1.66%
ProFund VP Small-Cap Growth(33)(34)(35)                   0.75%    0.25%       0.82%      0.00%     1.82%      -0.14%      1.68%
ProFund VP Small-Cap Value(33)(34)(35)                    0.75%    0.25%       0.91%      0.00%     1.91%      -0.23%      1.68%
ProFund VP Technology(33)(34)(35)                         0.75%    0.25%       0.73%      0.00%     1.73%      -0.05%      1.68%
ProFund VP US Government Plus(33)(34)(35)                 0.50%    0.25%       0.68%      0.00%     1.43%      -0.05%      1.38%
T Rowe Price Mid-Cap Growth Portfolio                     0.77%    0.00%       0.03%      0.05%     0.85%       0.00%      0.85%
Vanguard Mid-Cap Index Portfolio                          0.19%    0.00%       0.05%      0.00%     0.24%       0.00%      0.24%
Vanguard REIT Index Portfolio                             0.25%    0.00%       0.05%      0.00%     0.30%       0.00%      0.30%
Vanguard Small Company Growth Portfolio                   0.28%    0.00%       0.05%      0.00%     0.33%       0.00%      0.33%


(1) The Series' investment adviser waived a portion of its management fee from September 1, 2004 (May 1, 2006 in the case of Global Growth and Income Fund and October 4, 2006 in the case of Global Bond Fund) through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the prospectus and annual report.

(2) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as strategy assets increase and increases as strategy assets decrease. The fee shown has been restated to reflect current fees. As a result, the Total Annual Fund Operating Expenses in this table differ from those shown in the Financial Highlights.

(3) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(4) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

(5) The investment advisor for the Delaware VIP High Yield Series is Delaware Management Company ("DMC"). For the period May 1, 2007 through April 30, 2009, the advisor has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses in order to prevent total annual series operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, certain Trustee retirement plan expenses, conducting shareholder meetings, and liquidations (collectively, "non-routine expenses"))from exceeding, in an aggregate amount, 0.74% of average daily net assets. Under its Management Agreement, the Series pays an annual management fee based on average daily net assets as follows: 0.65% on the first $500 million, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on assets in excess of $2.5 billion.

(6) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.

(7) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65% for Initial Class. These offsets may be discontinued at any time.

(8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67% for Initial Class. These offsets may be discontinued at any time.

(9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(10) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.

(11) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.

(12) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.78% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(13) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.34% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(14) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.04% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(15) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.80% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(16) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.04% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(17) The fund's distributor and fund's advisor have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the fund. The voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by the fund's distributor and fund's advisor. There is no guarantee that the fund will be able to avoid a negative yield.

(18) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(19) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(20) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.86% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(21) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser and the distribution services waiver agreement with the distributor were terminated effective April 30, 2009.

(22) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(23) The adviser has contractually agreed to reimburse the fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.02% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(24) The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.20% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(25) Effective January 1, 2009, the advisor contractually agreed to waive the following portion of the its advisory fee for the Funds': 0.05% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination of the Fund. The fee table has been restated to reflect this agreement.

(26) The "Acquired Fund Fees and Expenses (AFFE)" in the chart have been restated to reflect the expenses of the underlying funds in which the Profile Funds currently invest. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(27) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2008 fees and expenses of the underlying funds that were owned by each Profile fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(28) The adviser has contractually agreed to reimburse each fund's Standard Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.20% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(29) Effective January 1, 2009, the advisor contractually agreed to waive the following portion of the its advisory fee for the Funds': 0.05% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination of the Fund. The fee table has been restated to reflect this agreement.

(30) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower.

(31) "Management Fees" reflect an advisory fees and a supervisory and administrative fees payable by the Fund to PIMCO.

(32) "Other Expenses" reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio's most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

(33) Other Expenses and Total Annual Portfolio Operating Expenses, which are as of December 31, 2008, have been restated to reflect subsequent changes in the contractual amounts of fees paid for management services.

(34) ProFund Advisors LLC has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Portfolio Operating Expenses, as a percentage of average daily net assets, exceed 1.68% through April 30, 2010. After such date, any of the expense limitations may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be repaid to ProFund

     Advisors LLC within three years of the waiver or reimbursement to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to investors.

(35) Net Annual Portfolio Operating Expenses reflects fee waivers, reimbursements of expenses, and expense reductions, if any.

Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us.

     See the prospectuses or statements of additional information of the Portfolios for further details. Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .35% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthday.

ALLOCATION DATE--The date when the initial Net Premium is placed in the Divisions and the General Account as instructed by the Policyowner in the application. The Allocation Date is the later of 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The Insured's age at the last Policy Anniversary.

BENEFICIARY--The person you designated to receive the Death Benefit proceeds. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--The Lincoln National Life Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.

CUMULATIVE MINIMUM PREMIUM--An amount equal to the Minimum Annual Premium divided by 12 and multiplied by the number of completed policy months.

DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment, is received at our Service Office.

DEATH BENEFIT--The amount which is payable on the Death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account JF-A which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met or the no-lapse guarantee is in effect. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAD BASIS AMOUNT--An amount per $1,000 of Specified Amount which varies by sex, Issue Age (or Attained Age for an increase in Specified Amount) and rating class of the Insured. This amount is used to calculate the Acquisition Charge.

LOAN VALUE--Generally, 100% of the Policy's Cash Value on the date of a loan.

MINIMUM ANNUAL PREMIUM--The amount of premium that you must pay each year to assure that the Policy remains in force for at least 5 Policy Years from the Issue Date, even if the Surrender Value is insufficient to satisfy the current Monthly Deduction.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less the State Premium Tax Charge, Federal Income Tax Charge and the Premium Load.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date falls on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If You do not request a date, it is the either date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PREMIUM LOAD--A charge we assess against premium payments.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT JF-A OR THE SEPARATE ACCOUNT--Lincoln Life Flexible Premium Variable Life Account JF-A (formerly known as JPF Separate Account A), a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you choose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used in determining the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the surrender of the Policy, a withdrawal or a decrease in Specified Amount.

SURRENDER VALUE--Cash Value less any Policy Debt.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

VALUATION PERIOD--The period of time between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation
(LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC"), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life's merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at One Granite Place, Concord, New Hampshire 03301; the telephone number will remain 800-258-3648.

At December 31, 2008 the Company and its subsidiaries had total assets of approximately $148.9 billion and had $403.4 billion of insurance in force, while total assets of Lincoln National Corporation were $163.1 billion

We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-453-8588; option 5 for customer service. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is Lincoln Life Flexible Premium Variable Life Account JF-A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the Funds' prospectuses, which are delivered with this Prospectus.

Separate Account JF-A was established under New Hampshire law on August 20, 1984. On July 2, 2007, as a result of the merger of JPFIC into and with Lincoln Life, the Separate Account (formerly known as JPF Separate Account A) was transferred intact from the Jefferson Pilot Financial Insurance Company to Lincoln Life (the "Transfer") and was renamed Lincoln Life Flexible Premium Variable

Life Account JF-A. The assets and liabilities of the Separate Account immediately prior to the Merger remain intact and legally separate from any other business of Lincoln Life. The accumulation unit values for the Sub-Account(s) to which you allocated your premium payments and accumulation values did not change as a result of the Transfer of the separate account, and your policy values immediately after the Transfer are the same as your policy values immediately before the Transfer. As a result of the Transfer, the operations of the Separate Account will be governed by the laws of the State of Indiana. Under the laws of the State of Indiana, the income, gains, or losses of the Separate Account are credited without regard to other income, gains, or losses of the Company. These assets are held for our variable life insurance policies and variable annuities. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to the Policyowner.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

DIVISIONS. The Policies presently offer fifty-four Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

INVESTMENT AND FIXED ACCOUNT OPTIONS

You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or to the General Account.

SELECTING INVESTMENT OPTIONS

- CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

- UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

- BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-    SEPARATE ACCOUNT INVESTMENTS

The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection. The Separate Account is currently divided into 54 Divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

Lincoln Variable Insurance Products Trust ("LVIP")
American Century Variable Portfolios, Inc.
American Funds Insurance Series
Delaware VIP Trust
DWS Investments VIT Funds
Goldman Sachs Variable Insurance Trust
Fidelity(R) Variable Insurance Products Fund
  ("VIP")
Franklin Templeton Variable Insurance Products
  Trust
MFS(R) Variable Insurance Trust
PIMCO Variable Insurance Trust
ProFunds VP
T. Rowe Price Equity Series, Inc.
Vanguard Variable Insurance Fund

Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding).

The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

On April 30, 2007, as reflected in the tables beginning on the next page, the reorganization of Jefferson Pilot Variable Fund, Inc. ("JPVF") and Lincoln Variable Insurance Products Trust ("LVIP"), became effective, and the assets and liabilities of the following JPVF portfolios were transferred to newly created series of LVIP: Capital Growth Portfolio, International Equity Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Strategic Growth Portfolio, World Growth Stock Portfolio, and Small-Cap Value Portfolio. In addition, at that same date, the assets and liabilities of the Small Company Portfolio were transferred to the LVIP Small-Cap Index Fund following the approval of a change in investment objective. Finally, at that same date, the following JPVF portfolios were merged into LVIP series: High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio, and Money Market Portfolio.

- INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

The investment adviser to LVIP is Lincoln Investment Advisors Corporation ("Lincoln Investment Advisors") (formerly Jefferson Pilot Investment Advisory Corporation), an affiliate of the Company. Lincoln Investment Advisors and LVIP have contracted with the sub-investment managers listed in the table below to provide the day-to-day investment decisions for the LVIP Funds.

American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Delaware Management Company ("DMC") is the investment adviser to the Delaware VIP Trust Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investment VIT Funds. Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Massachusetts Financial

Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFund Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index and VIF REIT Index Portfolios. Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Portfolios of the Franklin Templeton Variable Insurance Products Trust.

Following are the investment objectives and managers for each of the Portfolios:

                                       PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------
                                       LARGE GROWTH
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2          Seeks long-term growth                                  Capital

Fidelity VIP Growth Portfolio          Seeks to achieve capital appreciation.                  FMR

Goldman Sachs Capital Growth Fund      Seeks long-term growth of capital.                      Goldman Sachs
                                                                                               Asset Management, L.P.
LVIP Capital Growth Fund               Seeks capital growth. Realization of income is          Wellington Management
   (Standard Class)                    not a significant investment consideration and          Company, LLP
   (formerly JPVF Capital Growth       any income realized will be incidental.                 ("Wellington")
   Portfolio)

LVIP Delaware Growth and Income        Maximize long-term return (capital appreciation         Delaware Management
    Fund                               plus income) consistent with prudent investment         Company
   (Service Class)                     strategy. The Fund pursues its objective by investing   ("DMC")
   (formerly JPVF Growth Portfolio)    in a diversified portfolio of stocks primarily of
                                       large-sized U.S. companies

LVIP T. Rowe Price Growth Stock Fund   Long-term growth of capital. Dividend and               T. Rowe Price
   (Standard Class)                    interest income from portfolio securities, if any, is   Associates, Inc.
   (formerly JPVF Strategic Growth     incidental to the Portfolio's investment objective
   Portfolio)                          of long-term growth.

ProFund VP Large-Cap Growth            Seeks daily investment results, before fees and         ProFund Advisors LLC
                                       expenses, that correspond to the daily performance      ("ProFund")
                                       of the S&P 500/Citigroup Growth Index.

                                       LARGE CORE
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio   Seeks long-term capital appreciation.                   FMR

LVIP SSgA S&P 500 Index Fund(1)        Seeks investment results that correspond to the         State Street Global
   (Standard Class)                    total return of common stocks publicly traded in        Advisors (SSgA) Funds
   (formerly JPVF S&P 500 Index        the United States, as represented by the S&P 500.       Management, Inc.
   Portfolio)                                                                                  ("SSgA")

                                       LARGE VALUE
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund,           Seeks long-term growth and income                       Capital
   Class 2

Fidelity VIP Equity-Income Portfolio   Seeks reasonable income by investing primarily          FMR
                                       in income-producing equity securities.
                                       In choosing these securities the Portfolio
                                       will also consider the potential for
                                       capital appreciation. The Portfolio's goal
                                       is to achieve a yield which exceeds the
                                       composite yield on the securities
                                       comprising the Standard & Poor's Composite
                                       Index of 500 Stocks (S&P 500).

LVIP MFS Value Fund                    Long-term growth of capital by investing                Massachusetts Financial
   (Standard Class)                    primarily in a wide range of equity issues that         Services Company
   (formerly JPVF Value Portfolio)     may offer capital appreciation and, secondarily,        ("MFS")
                                       seeks a reasonable level of current income.

ProFund VP Large-Cap                   Value Seeks daily investment results, before fees and   ProFund
                                       expenses, that correspond to the daily performance of
                                       the S&P 500/Citigroup Value Index.

                                       PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------
                                       MID-CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
LVIP Turner Mid-Cap Growth Fund        Seeks capital appreciation.                             Turner
   (Standard Class)
   (formerly JPVF Mid-Cap
   Growth Portfolio)

                                       MID-CAP CORE
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio,        Seeks long-term growth of capital
   Service Class 2                                                                             FMR

Vanguard(R) VIF Mid-Cap                Seeks to provide long-term growth of capital            Vanguard
   Index Portfolio                     by attempting to match the performance of
                                       a broad-based market index of stocks of
                                       medium-size U.S. companies.

                                       MID-CAP VALUE
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund,     Seeks long-term capital growth.                         American Century
   Class II                            Income is a secondary objective.

LVIP Mid-Cap Value Fund                Seeks long-term capital appreciation.                   Wellington
   (Standard Class)
   (formerly JPVF Mid-Cap
   Value Portfolio

                                       SMALL-CAP GROWTH
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP-Class B        Seeks to replicate, as closely as possible, before      Deutsche
                                       expenses, the performance of the Russell 2000
                                       Small Stock Index, which emphasizes stocks of
                                       small U.S. companies.

LVIP SSgA Small-Cap Index Fund         Seeks capital appreciation. The Fund pursues its        SSgA
   (Standard Class)                    objective by seeking to approximate, as closely as
   (formerly JPVF Small Company        practicable, before fees and expenses, the
   Portfolio)                          performance of the Russell 2000(R) Index(2) which
                                       emphasizes stocks of small U.S. companies.

ProFund VP Small-Cap Growth            Seeks daily investment results, before fees and         ProFund
                                       expenses, that correspond to the daily performance
                                       of the S&P SmallCap 600/Citigroup Growth Index.

Vanguard(R) VIF Small Company          Seeks to provide long-term growth of capital.           Granahan and GMO
   Growth Portfolio

                                       SMALL-CAP VALUE
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value               Seeks long-term total return.                           Franklin Advisory
   Securities Fund, Class 2                                                                    Services, LLC

LVIP Columbia Value Opportunities Fund Seeks long-term capital appreciation by investing       Columbia
   (Standard Class)                    primarily in securities of small-cap companies.         Management
   (formerly JPVF Small-Cap                                                                    Advisors, LLC
   Value Portfolio)

ProFund VP Small-Cap Value             Seeks daily investment results, before fees and         ProFund
                                       expenses, that correspond to the daily performance
                                       of the S&P SmallCap 600/Citigroup Value Index.

                                       PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------
                                       INTERNATIONAL LARGE GROWTH
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
American Century(R) VP International   Seeks capital growth.                                   American Century
   Fund, Class I

LVIP Marsico International Growth Fund Long-term growth of capital through investments         Marsico Capital
   (Standard Class)                    in securities whose primary trading markets are         Management, LLC
   (formerly JPVF International        outside the United States.
   Equity Portfolio)

ProFund VP Asia 30                     Seeks daily investment results, before fees and         ProFund
                                       expenses, that correspond to the daily performance
                                       of the ProFunds Asia 30 Index.

ProFund VP Europe 30                   Seeks daily investment results, before fees and         ProFund
                                       expenses, that correspond to the daily performance
                                       of the ProFunds VP Europe 30 Index.

                                       INTERNATIONAL LARGE CORE
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
LVIP Templeton Growth Fund             Long-term growth through a policy of investing          Templeton Investment
   (Standard Class)                    primarily in stocks of companies organized in the       Counsel, LLC
   (formerly JPVF World Growth         U.S. or in any foreign nation. A portion of the         ("Templeton")
   Stock Portfolio)                    Portfolio may also be invested in debt obligations
                                       of companies and governments of any nation.
                                       Any income realized will be incidental.

                                       INTERNATIONAL LARGE VALUE
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities           Seeks long-term capital growth.                         Templeton Investment
   Fund: Class 2                                                                               Counsel, LLC

                                       SECTOR
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series               Seeks capital growth and current income (income         MFS
                                       above that is available from a portfolio invested
                                       entirely in equity securities).

ProFund VP Financials                  Seeks daily investment results, before fees and         ProFund
                                       expenses, that corresponds to the daily performance
                                       of the Dow Jones U.S. Financial Sector Index.

ProFund VP Health Care                 Seeks daily investment results, before fees and         ProFund
                                       expenses, that correspond to the daily performance
                                       of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Technology                  Seeks daily investment results, before fees and         ProFund
                                       expenses, that correspond to the daily performance
                                       of the Dow Jones U.S. Technology Sector Index.

Vanguard(R) VIF REIT Index             Seeks to provide a high level of income and             Vanguard
   Portfolio                           moderate long-term growth of capital.

                                       FIXED INCOME
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond     Seeks to achieve as high a level of current             FMR
   Portfolio, Service Class 2          income as is consistent with preservation of
                                       capital.

LVIP Delaware Bond Fund                Maximum current income consistent with a                DMC
   (Service Class)                     prudent investment strategy.
   (formerly JPVF High Yield
   Bond Portfolio)

                                       PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------
                                       FIXED INCOME
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                              MANAGER
---------------------------------------------------------------------------------------------------------------------
Delaware VIP High Yield Series         Seeks maximum current income (yield) consistent         DMC
   (Standard Class)                    with a prudent investment strategy.

PIMCO Total Return Portfolio           Seeks maximum total return, consistent with             PIMCO
                                       preservation of capital and prudent investment
                                       management.

ProFund VP Rising Rates Opportunity    Seeks daily investment results, before fees and         ProFund
                                       expenses, that correspond to one and
                                       one-quarter times (125%) the inverse
                                       (opposite) of the daily price movement of
                                       the most recently issued 30-year U.S.
                                       Treasury Bond ("Long Bond").

ProFund VP U.S. Government Plus        Seeks daily investment results, before fees and         ProFund
                                       expenses, that correspond to one and one-quarter
                                       times (125%) the daily price movement of the most
                                       recently issued 30-year U.S. Treasury Bond
                                       ("Long Bond").

                                       HYBRID
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
LVIP Delaware Managed Fund(1)          Maximize long-term return (capital appreciation plus    DMC
   (Service Class)                     income) consistent with prudent investment strategy.
   (formerly JPVF Balanced Portfolio)  The Fund pursues its objective by investing in three categories of securities: equity securities (stocks),
                                       fixed-income securities (debt obligations) and
                                       money market securities

                                       ASSET ALLOCATION
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
LVIP Wilshire Conservative Profile     A high level of current income with some                Wilshire Associates
   Fund                                consideration given to growth of capital.               Incorporated
   (Standard Class)                                                                            ("Wilshire")

LVIP Wilshire Moderate Profile Fund    A balance between a high level of current               Wilshire
   (Standard Class)                    income and growth of capital, with an emphasis
                                       on growth of capital.

LVIP Wilshire Moderately Aggressive    A balance between a high level of current               Wilshire
   Profile Fund                        income and growth of capital, with a greater
   (Standard Class)                    emphasis on growth of capital.

LVIP Wilshire Aggressive Profile       Long-term growth of capital. Current income is          Wilshire
   Fund                                not a consideration.
   (Standard Class)

LVIP Wilshire 2010 Profile Fund        The highest total return over time with an              Wilshire
   (Standard Class)                    increased emphasis on capital preservation as
                                       the target date approaches. Thereafter,
                                       an emphasis will be placed on high
                                       current income with a secondary focus
                                       on capital appreciation.

LVIP Wilshire 2020 Profile Fund        The highest total return over time with an              Wilshire
   (Standard Class)                    increased emphasis on capital preservation as
                                       the target date approaches. Thereafter,
                                       an emphasis will be placed on high
                                       current income with a secondary focus
                                       on capital appreciation.


(1) The LVIP Delaware Managed Fund will be available only to existing Policyowners who were allocating Net Premium to the Portfolio as of May 18, 2009.

                                       PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------
                                       ASSET ALLOCATION
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
LVIP Wilshire 2030 Profile Fund        The highest total return over time with an              Wilshire
   (Standard Class)                    increased emphasis on capital preservation as
                                       the target date approaches. Thereafter, an
                                       emphasis will be placed on high current
                                       income with a secondary focus on capital
                                       appreciation.

LVIP Wilshire 2040 Profile Fund        The highest total return over time with an              Wilshire
   (Standard Class)                    increased emphasis on capital preservation as
                                       the target date approaches. Thereafter, an
                                       emphasis will be placed on high current
                                       income with a secondary focus on capital
                                       appreciation.

LVIP Delaware Foundation(R)            Long-term capital growth.                               DMC
   Conservative Allocation
   Fund(3)
   (Standard Class)

                                       MONEY MARKET
---------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                         OBJECTIVE                                               MANAGER
---------------------------------------------------------------------------------------------------------------------
LVIP Money Market Fund                 Maximum current income while (i) maintaining            DMC
   (Standard Class)                    a stable value of its shares and (ii) preserving the
   (formerly JPVF Money Market         value of the Fund.
   Portfolio)


(1) "Standard & Poor's[R]", "S&P 500[R]", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P)

(2) Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell 2000[R] is a trademark of Russell Investment Group.

(3) The LVIP Delaware Foundation Conservative Allocation Fund will not be available until the merger with the LVIP Delaware Managed Fund is complete.



An investment in the LVIP Money Market Fund is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

- MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

- FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (a) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (b) the shares of a Portfolio are no longer available for investment; or (c) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution, addition or deletion of securities will be made without prior notice to Policyowners, and without such prior approval of the SEC or other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Division to another, or from any Division to our general account;

     (d)  to add, combine, or remove Divisions in the Separate Account;

     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees-Other Charges" on page 31; and

     (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolio's shareholders. See accompanying Prospectus for the Portfolios.

- GENERAL ACCOUNT

Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.0% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

The General Account is secured by our general assets. Our general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General

Account in those assets we choose, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly accumulation value adjustment, plus interest at an annual rate of not less than 4.0%, less the amount of any withdrawals, Policy Loans or Monthly Deductions, plus interest at an annual rate of not less than 4.0% .

If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the initial Net Premium.

POLICY CHOICES

- GENERAL

The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage on the Insured with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. The Insured under the Policy must generally be under age 85 at the time the application for the Policy is submitted. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

The minimum Specified Amount at issue is $50,000. We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

- PREMIUM PAYMENTS

The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payments on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually. ($50 for electronic fund transfers).

If you pay the Minimum Annual Premium during the minimum premium period, we guarantee that the Policy will stay in force throughout the minimum premium period, even if the Surrender Value is insufficient to pay a Monthly Deduction. The minimum premium period is five years. The minimum initial premium will equal the Minimum Annual Premium, divided by 6. (See "NO LAPSE GUARANTEE", page 32).

We may require evidence of insurability if payment of a premium will result in an immediate increase in the difference between the Death Benefit and the Accumulation Value.

In order to help you obtain the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse, so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Grace Period")

- MODIFIED ENDOWMENT CONTRACT

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance

- COMPLIANCE WITH THE INTERNAL REVENUE CODE

The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance peremium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

- BACKDATING

Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, we will assess Policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

- ALLOCATION OF PREMIUMS

We will allocate premium payments, net of the premium tax charge, Federal income tax charge and Premium Load, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")

You may change your premium allocation instructions at any time. Your request may be written, by telephone or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

- DEATH BENEFIT OPTIONS

At the time of purchase, you must choose between the available Death Benefit Options. The amount payable upon the Death of the Insured depends upon which Death Benefit Option you choose.

OPTION I: The Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the death of the Insured multiplied by the corridor percentage, as described below.

OPTION II: The Death Benefit equals the greater of (i) the current Specified Amount plus the Accumulation Value on the death of the Insured or (ii) the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

OPTION III: The Death Benefit equals the greater of (i) the current Specified Amount plus the total premiums paid less any withdrawals to the date of death or
(ii) the Accumulation Value multiplied by the corridor percentage as described below. If the total of the withdrawals exceeds the premiums paid then the Death Benefit will be less than the Specified Amount.

The corridor percentage is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the Code.

DEATH BENEFIT QUALIFICATION TEST

You will also choose between the two Death Benefit qualification tests, the cash value accumulation test and the guideline premium test. Once you have made your choice, the Death Benefit qualification test cannot be changed.

The guideline premium test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed corridor percentage to determine a minimum ratio of Death Benefit to Accumulation Value.

Following are the Corridor Percentages under the Guideline Premium Test:

            CORRIDOR PERCENTAGES
     (ATTAINED AGE OF THE INSURED AT THE
       BEGINNING OF THE CONTRACT YEAR)

AGE     %    AGE    %    AGE    %    AGE    %
---- ------- --- ------- --- ----- ----- -------
0-40  250%    50  185%    60  130%    70  115%
 41   243     51  178     61  128     71  113
 42   236     52  171     62  126     72  111
 43   229     53  164     63  124     73  109
 44   222     54  157     64  122     74  107
 45   215     55  150     65  120  75-90  105
 46   209     56  146     66  119     91  104
 47   203     57  142     67  118     92  103
 48   197     58  138     68  117     93  102
 49   191     59  134     69  116    94+  101

The cash value accumulation test requires that the Death Benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed Death Benefit, the Death Benefit will be automatically increased by multiplying the Accumulation Value by a corridor percentage that is defined as $1000 divided by the net single premium.

Effective on and after April 30, 2007, you may not elect the Cash Value Accumulation test if you select Death Benefit Option III.

The tests differ as follows:

(1) the guideline premium test limits the amount of premium that you can pay into your Policy; the cash value accumulation test does not.

(2) the factors that determine the minimum Death Benefit relative to the Policy's Accumulation Value are different. Required increases in the minimum Death Benefit due to growth in Accumulation Value will generally be greater under the cash value accumulation test.

(3) If you wish to pay more premium than is permitted under the guideline premium test, for example to target a funding objective, you should consider the cash value accumulation test, because it generally permits higher premium payments. However, the higher corridor percentage might cause you to pay higher cost of insurance charges. Payment of higher premiums could also cause your Policy to be deemed a MEC.

(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the guideline premium test will better serve this objective. Since the corridor percentages are lower, the smaller required Death Benefit generally results in lower cost of insurance charges.

You should consult with a qualified tax adviser before choosing the Death Benefit Qualification Test.

The following example demonstrates the Death Benefits under Options I, II and III for the cash value accumulation test and the guideline premium test. The example shows an Ensemble III Policy issued to a male, non-smoker, Age 45, at the time of calculation of the Death Benefit. The Policy is in its 10th Policy Year and there is no outstanding Policy Debt.

                               CASH VALUE     GUIDELINE
                              ACCUMULATION     PREMIUM
                                  TEST          TEST
                            --------------- ------------
Specified Amount                 100,000      100,000
Accumulation Value                52,500       52,500
Corridor Percentage                  288%         215%
Total Premiums less
Withdrawals                       15,000       15,000
Death Benefit Option I           151,200      112,875
Death Benefit Option II          152,500      152,500
Death Benefit Option III             N/A      115,000

Under any of the Death Benefit Options, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under any of the Options will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force.

Beginning on the Policy Anniversary nearest the Insured's Attained Age 100, the Death Benefit then in effect will remain in effect.

After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change the Death Benefit Option from Option II to Option I, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option I to Option II, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit Option from Option III to Option II, the Specified Amount will be increased by the Premiums paid to the date of the change less any withdrawals and then will be decreased by the Accumulation Value in the date of the change. If you change the Death Benefit from Option III to Option I, the Specified Amount will be increased by the Premiums paid less any withdrawals, to the date of the change. You may not change from Options I or II to Option III. If a change would result in an immediate increase in the Death Benefit, such change will be subject to evidence of insurability.

- TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the market timing procedures we have adopted to discourage frequent transfers among Investment Divisions. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services.We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, to the extent permitted by applicable law, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason. Some of the underlying funds may also impose redemption fees on short-term trading (i.e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

We have the right to terminate, suspend or modify these provisions.

The company will process transfers and determine all values in connection with the transfers at the end of the valuation period during which the transfer is received.

You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.

You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

Except for transfers in connection with Dollar Cost Averaging, Automatic Portfolio Rebalancing and loan repayments, we allow transfers out of the General Account to the Divisions only once in every 180 days and limit their amount to the lesser of (a) 25% of the Accumulation Value in the General Account not being held as loan collateral, or (B) $100,000. Any other transfer rules, including minimum transfer amounts (which we currently waive), also apply. We reserve the right to modify these restrictions.

We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

- TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing

Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing, by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Please note that the telephone, internet and/or facsimile may not always be available. Any telephone, internet or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.

We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that instructions are genuine. Any instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

- AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program.

The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis. There is no additional charge for the program.

You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the address or telephone number on the first page of this prospectus for forms or more information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automated transfer instructions that are currently in place. We reserve the right to suspend or modify automated transfer privileges at anytime.

You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features are not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs.

POLICY VALUES

- ACCUMULATION VALUE

The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your

Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the premium load and the Premium Tax and Federal Income Tax Charges, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is

  (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

 (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

(iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

 (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

  (v) all withdrawals from the Division during the current Valuation Period.

Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly Accumulation Value adjustment allocated to the Divisions.

We will calculate a guaranteed monthly Accumulation Value adjustment at the beginning of the second Policy Year and every Policy Year thereafter. The adjustment will be allocated among the General Account and the Divisions in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

  (i) is greater than or equal to the lesser of .0333% and the excess of the monthly mortality and expense risk charge currently assessed over .01666% in Policy Years 2 through 25 and greater than or equal to the lesser of .02083% and the excess of the monthly mortality and expense risk charge currently assessed over .008333% in Policy Years 26 and thereafter;

 (ii) is the amount allocated to the Divisions at the beginning of the Policy Year;

(iii)  is the Type B loan balance at the beginning of the Policy Year; and

 (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, adjusted for any increases in Specified Amount.

See "Policy Loans" for a description of Type B loans.

-  UNIT VALUES

We credit Units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

- NET INVESTMENT FACTOR

The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting
(3) from the result, where:

(1)  is the sum of:

     (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

     (b) the per share amount of any dividend or capital gain distributions made for Portfolio shares held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

(2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

(3) is the daily charge representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to a percentage of the average daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

- SURRENDER VALUE

The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy. The Surrender Value will equal (a) the Accumulation Value on the date of surrender; less (b) the Surrender Charge; less (c) the Policy Debt. (See "Charges Deducted Upon Surrender.")

CHARGES & FEES

- CHARGES & FEES ASSESSED AGAINST PREMIUM

PREMIUM CHARGES

Before a premium is allocated to any of the Divisions of the Separate Account and the General Account, we will deduct (except with respect to policies issued for delivery to residents of the Commonwealth of Puerto Rico) the following fees and charges:

- a state premium tax charge of 2.5% unless otherwise required by state law (1.0% Tax Charge Back rate in Oregon and 2.35% in California).

- a federal income tax charge of 1.25% ("Federal Income Tax Charge") which reimburses us for our increased federal tax liability under the federal tax laws.

- a Premium Load, which is guaranteed not to exceed 3% of premium in all Policy Years, which reimburses us for a portion of our distribution expenses.

The premium charges are also applied to premiums received pursuant to replacements or exchanges under Section 1035 of the Code.

For policies issued for delivery to residents of the Commonwealth of Puerto Rico, we will deduct a charge against premium of 6.75% for the first 10 Policy Years, 3.75% after Policy Year 10 before a premium is allocated to any of the divisions of Separate Account A or the General Account. If permitted by applicable law, this charge may be increased to reflect changes in Federal or Commonwealth of Puerto Rico tax laws which increase our tax liability.

The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which the Policy is sold and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states which do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9% . Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

- CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

Charges and fees assessed against the Policy's Accumulation Value can be deducted from any one of the Divisions, the General Account, or pro rata from each of the Divisions and the General Account. If you do not designate one Division, we will deduct the charges pro rata from each of the Divisions and the General Account.

MONTHLY DEDUCTION

On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the Cost of Insurance for the Policy and any optional benefits added by rider.

The Monthly Deduction equals:

i) the Cost of Insurance for the Policy (as described below), plus

ii) a Monthly Administrative Fee of $10, plus

iii) a monthly Acquisition Charge during the first two Policy Years equal to 2% of the Load Basis Amount per month in Policy Year 1 and 1% of Load Basis Amount per month in Policy Year 2, plus

iv) the cost of optional benefits provided by rider, plus

v) a monthly Acquisition Charge on the amount of the increase during the first 24 months following any increase in Specified Amount, plus

vi) the cost of optional benefits provided by rider.

COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions that you may elect through a Policy rider.

The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus
(iii) where:

i) is the current Cost of Insurance Rate as described in the Policy;

ii) is the death benefit at the beginning of the policy month divided by
1.0032737 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4%); and

iii) is the Accumulation Value at the beginning of the policy month, prior to the monthly deduction for the Cost of Insurance.

The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), rating class, Policy Year and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality experience, investment earnings, expenses (including reinsurance costs), taxes and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis. The current Cost of Insurance rate will not exceed the applicable maximum Cost of Insurance rate shown in your Policy.

MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $10.00. This fee may not be increased.

ACQUISITION CHARGE. We will deduct from the Accumulation Value a monthly acquisition charge of 2% of the Load Basis Amount in the first Policy Year and 1% of the Load Basis Amount in the second Policy Year. The Load Basis Amount is an amount per $1000 of Specified Amount, which varies by sex, Issue Age and rating class of the Insured. The maximum load Basis Amount is $66.65, resulting in a maximum Acquisition Charge of $1.33 per month per $1000 of Specified Amount in year 1 and $0.67 per month per $1000 of Specified Amount in Year 2. This charge does not vary with the amount of premium paid. We reserve the right to increase or decrease this charge for policies not yet issued in order to correspond with changes in distribution costs of the Policy. The charge compensates us for the cost of selling the Policy, including, among other things, agents' commissions, advertising and printing of prospectuses and sales literature. Normally this charge, plus the Premium Load and the Surrender Charge, discussed below, compensate us for total sales expenses for the year.

To the extent sales expenses in any Policy Year are not recovered by the Acquisition Charges, the Premium Load and the Surrender Charges we collect, we may recover sales expenses from other sources, including profits from the Mortality and Expense Risk Charges.

CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

- CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We will assess a charge on a daily basis against each Division at a current annual rate of 0.60% in Policy Years 1 through 25 and 0.10% in Policy Years 26 and later of the value of the Divisions to compensate us for mortality and expense risks we assume in connection with the Policy. We reserve the right to increase this charge, but guarantee that it will not exceed 0.85% in Policy Years 1 through 25 and 0.60% in Policy Years 26 and thereafter. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL

We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year (up to a maximum of 20). This charge is guaranteed not to exceed $50 per transfer. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $50.

- CHARGES DEDUCTED UPON SURRENDER

If you surrender the Policy, reduce the Specified Amount, or the Policy lapses during the first nine Policy Years, we will assess a contingent deferred sales charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs.

The initial Surrender Charge is the Surrender Charge we would assess if you surrendered the Policy on the Issue Date. It equals your Policy's Specified Amount times a rate per $1,000 of Specified Amount, which varies based on the Issue Age, risk classification and, in most states, sex of the Insured. The initial maximum Surrender Charge will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

For the first five Policy Years, the amount we charge you on surrender will equal the initial Surrender Charge. It will then decrease annually, decreasing to zero in the tenth Policy Year. The Surrender Charge in any given Policy Year will equal the following percentage of the initial Surrender Charge:

                SURRENDER CHARGE
                AS PERCENTAGE OF
                INITIAL SURRENDER
POLICY YEAR         CHARGE*
-----------   --------------------
     0-5            100%
      6              80%
      7              60%
      8              40%
      9              20%
    10+               0%

*May be lower at some ages

For example, if your Policy's Specified Amount were $100,000, and the applicable rate were $12.28 per thousand, your initial Surrender Charge would be $1,228.00. The Surrender Charge applicable in any Policy Year therefore would be as follows:

POLICY YEAR SURRENDER CHARGE
----------- ----------------
    0-5        $1,228.00
     6          $ 982.40
     7          $ 736.80
     8          $ 491.20
     9          $ 245.60
   10+              0

We will not assess a Surrender Charge after the ninth Policy Year unless there is an increase in Specified Amount.

The Surrender Charge on an increase in Specified Amount is described in "Surrender Charges on Increase in Specified Amount" below.

The maximum Surrender Charge that we will assess is $47.04 per $1000 of specified amount. This is the Surrender Charge on a surrender in the first Policy Year for a male smoker, age 68.

A pro rata portion of any Surrender Charge will be assessed upon withdrawal or reduction in the Specified Amount. The Policy's Accumulation Value will be reduced by the amount of any withdrawal or from a reduction in Specified Amount plus any applicable pro rata Surrender Charge.

- SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

All applicable Surrender Charges are imposed on Surrenders.

We will impose a partial Surrender Charge on withdrawals. The pro rata Surrender Charge will equal the amount of the Specified Amount reduction associated with the withdrawal divided by the Specified Amount before the reduction times the then-current Surrender Charge. We will reduce any applicable remaining Surrender Charges by the same proportion. A transaction charge equal to the lesser of 2% of the withdrawal amount or $50 will be deducted from the amount of each withdrawal. (See "Withdrawals") The Surrender Charge does not apply to Policy loans.

We will also impose a partial Surrender Charge on decreases in Specified Amount. It will equal the amount of the decrease in Specified Amount divided by the Specified Amount before the decrease times the then-current Surrender Charge.

- SURRENDER CHARGES ON INCREASES IN SPECIFIED AMOUNT

Increases in Specified Amount will be subject to a new Surrender Charge. The Surrender Charge on the increase will equal one-half the Surrender Charge we would assess if you were purchasing a new Policy, rather than increasing the Specified Amount of your existing Policy.

The Surrender Charge on the increase will be determined based on the Insured's circumstances at the time of the increase. The Surrender Charge will apply for nine years from the effective date of the increase, and will decrease over that period just as initial Surrender Charges decrease.

OTHER CHARGES

We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $50 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

POLICY RIGHTS

- SURRENDERS

By Written Request, you may surrender or exchange the Policy under Code Section 1035, for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment", "Policy Settlement" and "Payment of Benefits".)

- WITHDRAWALS

By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. A charge equal to the lesser of $50 or 2% of the withdrawal will be deducted from the amount of the Cash Value which you withdraw. We will also deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Surrender Value.

Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

- The Policy's Cash Value will be reduced by the amount of the withdrawal plus the $50 charge;

- The Policy's Accumulation Value will be reduced by the amount of the withdrawal, the $50 charge plus any applicable pro rata Surrender Charge;

- The Death Benefit will be reduced by an amount equal to the reduction in Accumulation Value.

The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

If the Death Benefit Option for the Policy is Option I, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $25,000.

If the Death Benefit Option for the Policy is Option II, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the Death Benefit.

If the Death Benefit Option for the Policy is Option III, a withdrawal will result in a dollar-for-dollar reduction in the Death Benefit.

You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. ("See Right to Defer Payment", "Policy Changes" and "Payment of Benefits".)

-    SYSTEMATIC DISBURSEMENTS PROGRAM

The Program provides for an automatic periodic partial withdrawal of Surrender Values, automated loan withdrawals or a combination of partial withdrawals and loans from your policy. You may elect to participate in the program by submitting a signed Request for Systematic Disbursement application to us. You may obtain this form either through your registered representative or by calling the Service Center phone number shown on the cover page. You may request disbursements on either a monthly, quarterly, semi-annual or annual basis. You may also choose to take a specified number of disbursements or state a specified time period. Disbursements may be for a specified dollar amount or a percentage of Surrender Value. We reserve the right to terminate the Program at any time and after giving you 30 days notice of our intent to terminate the Program.

In order to be eligible to participate in the Program your policy must qualify as follows:

-    There must be a minimum of $25,000 Surrender Value in the policy.

-    The policy must have reached its fifth policy anniversary.

- The policy must not be classified or become classified as a Modified Endowment Contract as defined by IRC section 7702A.

-    The minimum systematic disbursement amount must be at least $100.

If you choose to participate in the Program then certain provisions applicable to the Withdrawals section of the prospectus which provides for "manual" withdrawals from the Policy are modified or changed as follows:

- You will only be charged a one-time fee for the Program at the time it is setup. The fee will be charged again if the Program terminates and you request that it be restarted.

-    The fee that you will be charged will be the Administrative Fee of $50.

- Withdrawals and loans made through the Program will be made "pro-rata", that is, amounts to be withdrawn or moved to the General Account as loan collateral will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account less any Policy Debt, bears to the total Accumulation Value of the Policy, less any policy Debt. You will not be able to allocate disbursements among specified Divisions or the General Account.

- The minimum amounts for manual withdrawals are waived and the minimum amount for a withdrawal or loan under the Program will be $100.

- Disbursements under the Program will terminate when the Surrender Value reaches $25,000 at which time you may make "manual" withdrawals as permitted in the Withdrawals section of the prospectus.

- Participation in the Program may be terminated by you at any time by providing us with written notice at the address listed below. The Program will also terminate when the specified number of disbursements or time period for disbursements that you have selected has been reached.

When you choose to participate in the Program partial withdrawals or loans will have the same affect on the Policy's Accumulation, Cash and Surrender Values as if they had been taken manually and as further described in the Withdrawals and Policy Loans sections of the prospectus (including, but not limited to, deduction of partial surrender charges on partial withdrawals). Partial withdrawals and loans taken through the Program will also affect the amounts payable as death benefits under the Policy as also described in the Withdrawals and Policy Loans sections of the prospectus. You are responsible for monitoring your policy's Accumulation, Cash and Surrender Values to ensure that your Policy is not in danger of lapsing. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. Before participating in the Program you should consider whether automating the process of taking partial withdrawals or loans will increase the risk of your policy lapsing. You should also consider the tax ramifications of a lapse as discussed in the Tax Matters section of the prospectus.

-    GRACE PERIOD

Generally, on any Monthly Anniversary Date, if your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". During the first five Policy Years, however, if you have paid the required cumulative minimum premiums, your Policy will not enter the Grace Period regardless of declines in the Surrender Value.

Written notice will be mailed to your last known address, according to our records, not less than 61 days before termination of the Policy. This notice will also be mailed to the last known address of any assignee of record.

The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-    NO-LAPSE GUARANTEE

A no-lapse guarantee provision is available at no charge to you if the guarantee was available in the Policy at the time your Policy was issued. The Policy will not enter the Grace Period regardless of declines in the Surrender Value so long as cumulative premiums paid less cumulative withdrawals to date, less Policy Debt exceed cumulative required no-lapse premiums. Consult your Policy for minimum premium requirements and no-lapse periods.

There is a maximum guarantee period of 20 years. The guarantee period varies by Issue Age. The guarantee does not apply in the following situations:

-    if you have selected Death Benefit Option III;

-    if you have selected the Automatic Increase Rider;

-    if you change your Death Benefit from Option I to Option II;

-    if your Policy lapses and is subsequently reinstated.

-    REINSTATEMENT OF A LAPSED OR TERMINATED POLICY

If the Policy terminates as provided in its Grace Period provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

-    The Policy has not been fully surrendered.

- You must apply for reinstatement within 5 years after the date of termination and before the Insured's Attained Age 100.

-    We must receive evidence of insurability satisfactory to us.

- We must receive a premium payment sufficient, after deduction of any policy expense charges, to restore the Cash Value to an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement.

- If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan.

- Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments".)

-    COVERAGE BEYOND INSURED'S ATTAINED AGE 100

     At the Insured's Attained Age 100, we will make several changes to your Policy as follows:

- Your Policy will continue in force for the lifetime of the Insured unless you surrender the Policy;

-    The Death Benefit Option in effect may not be changed;

-    No further premiums will be accepted;

-    No further Monthly Deductions will be taken;

-    The Monthly Accumulation Value Adjustment will no longer apply;

- The interest rate charged to Type A and B Policy Loans will be set equal to the rate credited to the portion of the Accumulation Value in the General Account being held as collateral on the Policy Loan; and

- Any riders attached to the Policy will terminate as stipulated in the riders' termination provision.

-    RIGHT TO DEFER PAYMENT

Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

We may defer for up to fifteen days the payment of any amount attributable to premium paid by check to allow the check a reasonable time to clear.

Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-    POLICY LOANS

We will grant loans at any time after the expiration of the Right of Policy Examination. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 100% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt.

We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "OTHER MATTERS--Postponement of Payments". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and the Insured is living, you may repay your loan in whole or in part at any time without penalty.

Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a policy loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at an annual rate of 4%.

We will charge interest on any outstanding Policy Debt with the interest compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans, which is an effective annual rate of 4%. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, adjusted on a pro rata basis for increases in Specified Amount, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged an effective annual interest rate of 5%. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. All loans become Type A loans at attained age 100. Otherwise, once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal.

If Policy Debt exceeds Cash Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply payments as premium in the amount of the Planned Periodic Premium, received at the premium frequency, unless you specifically designate the payment as a loan repayment. We will apply payments in excess of the Planned Periodic Premium or payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt.

If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in accordance with your allocation instructions on file.

An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 100% or $10,000, leaving a new Surrender Value of $0. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding policy loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-    POLICY CHANGES

You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

INCREASE OR DECREASE IN SPECIFIED AMOUNT

You may increase or decrease the Specified Amount of this Policy after the 1st Policy Year, so long as you send a written request to our Service Office.
However:

-    Any increase or decrease must be at least $25,000.

-    You must be under Attained Age 86 at the time you request an increase.

-    Any increase or decrease will affect your cost of insurance charge.

-    Any increase or decrease may affect the monthly Accumulation Value
     Adjustment.

-    We may require evidence of insurability for an increase.

- Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

- Any increase or decrease will be effective on the Monthly Anniversary Date that coincides with or next follows the approval of the increase or decrease.

- We will assess a new Acquisition charge against the Accumulation Value on the Monthly Anniversary Date that an increase takes effect. This charge is an amount per $1000 of increase in Specified Amount, which varies by sex, Attained Age, and rating class of the Insured at the time of the increase. The charge will be in effect for the 24 months following the increase.

-    Any increase will result in a new Surrender Charge.

-    We will assess a pro rata Surrender Charge on decreases.

- Any increase during the first 5 Policy Years will result in an increase in the Minimum Premium

-    There must be 12 months between decreases.

-    Any decrease may result in federal tax implications (See "Federal Tax
     Matters").

-    No decrease may decrease the Specified Amount below $25,000.

- Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

- We will allow increases in Specified Amount at any time, so long as the Policy is issued as a 1035 exchange and the increase is needed to avoid the Policy becoming a MEC because of additional 1035 exchange money we receive after the Policy is issued.

CHANGE IN DEATH BENEFIT OPTION

Any change in the Death Benefit Option is subject to the following conditions:

- The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.

-    There will be no change in the Surrender Charge.

- Evidence of insurability may be required if the change would result in an increase in the difference between the Death Benefit and the Accumulation Value.

- If you change from Option I to Option II the Specified Amount will be decreased by the Accumulation Value.

- If you change from Option II to Option I, the Specified Amount will be increased by the Accumulation Value.

- If you change from Option III to Option I, the Specified Amount will be increased by the total premiums paid less any withdrawals.

- If you change from Option III to Option II, the Specified Amount will be increased by the total premiums paid less any withdrawals, and decreased by the Accumulation Value.

-    Changes from Option I or II to Option III are not allowed.

We will not require evidence of insurability for a change, so long as the Specified Amount is adjusted to make the difference between the Death Benefit and the Accumulation Value after the change in Death Benefit Option the same as it was before the change.

If the change decreases the Specified Amount below $25,000, we will increase the Specified Amount to $25,000.

-    RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law). Return the Policy to the Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return to the person who remitted the funds within seven days all payments we received on the Policy. Prior to the Allocation Date, we will hold the initial Net Premium, and any other premiums we receive, in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-    SUPPLEMENTAL BENEFITS

The supplemental benefits currently available as riders to the Policy include the following:

- ACCELERATED BENEFIT RIDER--pays a portion of the Death Benefit upon occurrence of terminal illness or nursing home confinement, subject to the terms of the rider. The availability of Accelerated Benefit Rider is restricted by underwriting class.

- ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event of accidental death, subject to the terms of the rider.

- ADDITIONAL COVERAGE RIDER--provides coverage in addition to the base coverage provided by the Policy.

The Rider could be beneficial to Policyowners who have an immediate short-term need for higher insurance coverage and who anticipate a future reduction in insurance needs and who do not expect to surrender the Policy for nine Policy Years. These Policyowners are also willing to accept higher short-term surrender charges in exchange for the deferral of surrender charges on decreases in Rider Specified Amount. Policyowners who have selected the Rider and who surrender the Policy during the first nine Policy Years will incur a higher Surrender Charge than they would have incurred if they had selected a higher Specified Amount on the Policy without the Rider.

The minimum Specified Amount of the Rider at issue is $25,000. The Policy Specified Amount must be the greater of $100,000 or 20% of the combined Specified Amount for the Policy and the Rider, subject to underwriting requirements. The minimum Specified Amount for the Policy with the Rider attached is $100,000. The Rider Specified Amount is added to the Policy

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Specified Amount to determine the Death Benefit, the Net Amount at Risk and the
Cost of Insurance. If the Rider is in effect at the Insured's Attained Age 100, the Rider Specified Amount will be added to the Policy Specified Amount.

There is a monthly Acquisition Charge for the Rider which is guaranteed not to exceed 2.0% per month of the Rider Load Basis Amount in Rider Year One and 1.0% per month of the Rider Load Basis Amount in Rider Year Two. The Acquisition Charge is deducted from the Policy's Accumulation Value on each Monthly Anniversary Date for the first two Policy Years. There is no Acquisition Charge after Policy Year two. The Rider Load Basis Amount is an amount per $1,000 of Specified Amount for the Rider, which varies by sex, Issue Age and underwriting class of the Insured. The maximum Load Basis Amount is $66.65, resulting in a maximum Rider Acquisition Charge of $1.33 per $1,000 of Rider Specified Amount in Rider Year 1 and $0.67 per $1,000 of Rider specified Amount in Rider Year 2. See "Definitions" on pages 11 and 12 of the Prospectus.

The monthly Unit Load for the Rider is guaranteed never to exceed $.01 per $1,000 of Rider Specified Amount. The monthly Unit Load is deducted from the Policy's Accumulation Value.

There is a Surrender Charge which applies to surrenders of the Rider. The Surrender Charge is equal to the number of units of Rider Specified Amount times a factor which varies by Issue Age, sex, underwriting class, and Policy duration. The Surrender Charge will decrease between 1% and 5%, depending on the age of the Insured, between Policy Year 1 and Policy Year 5 and will decline thereafter until it is reduced to zero in Policy Year 10 and later. The maximum first year Rider Surrender Charge is $52.07 per $1,000 of Rider Specified Amount. The Rider Surrender Charge will never vary, and will be deferred until any subsequent surrender of the Rider before the 10th Policy Year. You may not elect this Rider if you have elected the Supplemental Coverage Rider.

- AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount of from 1% to 7%, subject to the terms of the rider.

- CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

- DEATH BENEFIT MAINTENANCE RIDER--Guarantees that the Specified Amount of the Policy to which it is attached (after being reduced by the amount of any increase which may have occurred due to a Death Benefit Option change between age 90 and Attained Age 100) will stay in force until the death of the Insured, as long as the Rider is in force and the Policy has a positive Surrender Value on the Policy Anniversary nearest to Attained Age 100. The monthly deduction for the rider will be taken over the 120-month period beginning at Attained Age 90 and ending at Attained Age 100. The monthly deduction will equal to $6.79 per $1000 of Specified Amount of the Policy. At Attained Age 100, all Monthly Deductions on the Policy will cease, the Specified Amount will remain unchanged (after being reduced by the amount of any increase which may have occurred due to a change in Death Benefit Option between Attained Age 90 and Attained Age 100), and the Death Benefit Option will be set to Death Benefit Option II.

- DISABILITY WAIVER OF DEDUCTIONS--In the event of disability of the Insured after Attained Age 5 and before age 65, we will waive the Monthly Deduction for the Policy. If any other benefit or coverage rider is included in the Policy, its monthly cost will also be waived. For disability occurring on or after age 56 and before age 65, the maximum benefit period is 15 years. Eligible issue ages for this rider are 0-60. The charge for this rider is equal to a percentage of the Monthly Deduction for the Policy, plus the monthly deduction for any other riders (except for the Death Benefit Maintenance Rider). The percentage increases each year with Attained Age. The charge for this rider is taken as a monthly deduction from the Policy.

- DISABILITY WAIVER OF SPECIFIED PREMIUM--If the Insured is disabled before age 65, we will pay a specified monthly premium into the Policy beginning with the Monthly Anniversary Date following the commencement of total disability. We will pay the specified monthly premiums after the beginning of and during the continuance of such disability. The charges for this rider may vary by age, sex and underwriting class and increases each year with Attained Age. The charge is taken as a monthly deduction from the Policy.

- GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the

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     guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

- GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

- SPOUSE TERM RIDER--provides term insurance coverage on the spouse of the Insured up to age 95, subject to the terms of the rider.

- SUPPLEMENTAL COVERAGE RIDER--allows the Policyowner to purchase supplemental coverage, increasing the Death Benefit under the Policy. The Specified Amount of supplemental coverage will be added to the Specified Amount of the Policy to determine the Death Benefit, the net amount at risk and the cost of insurance of the Policy. There is a monthly charge for the cost of insurance provided by the rider. There is also an acquisition expense charge in the first 2 years, guaranteed not to exceed 2% of the Load Basis Amount per month in year 1 and 1% of the Load Basis Amount per month in year 2. The Load Basis Amount is an amount of $1,000 of supplemental coverage, which varies by issue age, sex and smoking status of the Insured. There is also a unit expense charge, guaranteed not to exceed $0.01 per $1,000 of supplemental coverage per month. The rider Specified Amount may be decreased at any time after the first Policy Year, but may not be decreased below the rider Minimum Specified Amount. Charges are deducted monthly from the Policy's Accumulation Value. The Additional Coverage Rider is not available to Policyowners who elect the Supplemental Coverage Rider. Under certain circumstances, the Policy can be combined with the Supplemental Coverage Rider to result in a combined Death Benefit equal to the same Death Benefit that could be acquired under the Policy without the Rider. Combining the Policy and the Supplemental Coverage Rider will result in current charges that are less than for all base coverage under the Policy. However, the guaranteed maximum Policy charges do not apply to the Rider. Therefore, adding the Rider will result in guaranteed maximum charges that are higher than for base coverage under the Policy without the Rider. This Rider is not available to Policy owners who elect the Additional Coverage Rider. This Rider will terminate at the Insured's Attained Age 100.

Rider features and availability will vary by state.

Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are described in your Policy.

DEATH BENEFIT

The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the death of the Insured, unless you have made an irrevocable election.

All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

(See "Right to Defer Payment" and "Policy Settlement")

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POLICY SETTLEMENT

We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender. You may contact us at any time for information on currently available Settlement Options.

ADDITIONAL INFORMATION

-    REPORTS TO POLICYOWNERS

We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

2. A statement of all premiums paid and all charges incurred;

3. The balance of outstanding Policy Loans for the previous Policy year;

4. Any reports required by the 1940 Act.

Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semiannual report to each household. If you prefer to receive Separate Mailing for each member of your household, you may notify us by calling 1-800-258-3648 x 7719.

We will promptly mail confirmation notices at the time of the following transactions:

1. Policy placement;

2. receipt of premium payments;

3. initial allocation among Divisions on the Allocation Date;

4. transfers among Divisions;

5. change of premium allocation;

6. change between Death Benefit Options;

7. increases or decreases in Specified Amount;

8. withdrawals, surrenders or loans;

9. receipt of loan repayments;

10. reinstatements; and

11. redemptions due to insufficient funds.

-    RIGHT TO INSTRUCT VOTING OF FUND SHARES

In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

We will vote Portfolio shares for which we do not receive timely instructions, subject to requirements determined by us to help assure that instructions actually received from Policyowners can be considered to be a sample that would be fairly representative of instructions from Policyowners who did not respond, and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account.

Each Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shareholders which must be present in person or by proxy at a meeting of shareholders (a "Quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Fund held in the Separate Account are owned by the

Company, and because under the 1940 the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policyowner provide their voting instructions to the Company. Even though Policyholders may choose not provide voting instruction, the shares of a Fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policyholders could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Fund which it owns at a meeting of the shareholders of the Fund, all shares voted by the Company will be counted when the Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

-    DISREGARD OF VOTING INSTRUCTIONS

When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-    STATE REGULATION

Lincoln Life is governed under the laws of the State of Indiana. An annual statement is filed with the Indiana Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically the Commissioner examines the assets and liabilities of the Company and the Separate Account and verifies their accuracy and a full examination of the Company's operations is conducted by the Commissioner at least every five years.

In addition, the Company is subject to the insurance laws and regulations of other states in which it is licensed to operate. Generally, the insurance department of any other state applies to the laws of the state of domicile in determining permissible investments.

The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-    LEGAL PROCEEDINGS

In the ordinary course of its business, the Company is involved in various pending or threatened legal proceedings. In some instances, these proceedings include claims for unspecified damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial positions of the Company or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

-    FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company are located in the SAI. Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-    EMPLOYMENT BENEFIT PLANS

Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

TAX MATTERS

-    GENERAL

Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they now exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-    FEDERAL TAX STATUS OF THE COMPANY

We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes. Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should it be imposed in the future.

-    LIFE INSURANCE QUALIFICATION

The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.

The Policy is intended to qualify as life insurance under the Code. The Death Benefit provided by the Policy is intended to qualify for the federal income tax exclusion. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary, when the excess premium would no longer exceed the maximum permitted by the Code, in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option of any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

We will pay any refund no later than 60 days after the end of the relevent Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium, as outlined above. We also may offer you the choice of moving the excess premium to an advance premium deposit fund account, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first) basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includible in income, all modified endowment contracts which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

We believe the Policy will continue to qualify as life insurance under the Code; however, there is some uncertainty regarding this treatment. It is possible, therefore, that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 100 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser for more complete tax information, specifically regarding the applicability of the Code provisions to your situation.

Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

Even if the Policy is not a modified endowment contract, a partial withdrawal together with a reduction in death benefits during the first 15 Policy Years may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includible in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser as to the tax implications of these matters.

In the event that a Policy is owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and a tax adviser should be consulted regarding any applicable ERISA requirements.

The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

Current Treasury regulations set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includible in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-    CHARGES FOR LINCOLN LIFE INCOME TAXES

We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance operations in our tax return in accordance with these rules.

Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

MISCELLANEOUS POLICY PROVISIONS

-    THE POLICY

The Policy which you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forwarded to you.

We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-    PAYMENT OF BENEFITS

All benefits are payable at our Service Office. We may require submission of the Policy before we grant Policy Loans, make changes or pay benefits.

-    SUICIDE AND INCONTESTABILITY

SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal. If the Insured commits suicide within 2 years of the effective date of any Increase in Specified Amount, our only liability with regard to the Increase will be for the sum of the Monthly Deductions for such Increase in Specified Amount.

INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement.

-    PROTECTION OF PROCEEDS

To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-    NONPARTICIPATION

The Policy is not entitled to share in our divisible surplus. No dividends are payable.

-    CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

The Policy may also be assigned. No assignment of Policy will be binding on us unless made in writing and sent to us at our Service Office. We will use reasonable procedures to confirm that the assignment is authentic. Otherwise, we are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-    MISSTATEMENTS

If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

APPENDIX A

-    ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

Following are a series of tables that illustrate how the Accumulation Values, Cash Values and Death Benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-13 illustrate a Policy issued to a male, age 45, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The amount of the Accumulation Value exceeds the Cash Value during the first nine Policy Years due to the Surrender Charge. For Policy Years ten and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly Accumulation Value adjustment is added, and that the mortality and expense risk charge and Premium Load are charged at current rates. The current cost of insurance rates are based on the sex, issue age, policy year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table, and upon the maximum mortality and expense risk charges and premium load provided in the Policy, as described below. The current cost of insurance rates are different for Specified Amounts below $100,000 and above $100,000. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period on a current and guaranteed basis, respectively. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I, Option II or Option III Death Benefits are illustrated.

The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.

The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .53% of the aggregate arithmetic average daily net assets of the Portfolios, plus a charge of .42% of the aggregate arithmetic average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2008. The investment advisory fee is an arithmetic average of the individual investment advisory fees of the fifty-four Portfolios. The .42% expense figure is an arithmetic average of the annual expenses of the LVIP Funds, the AFIS Portfolios, the American Century VP Portfolios, the Delaware VIP High Yield Series, the Goldman Sachs Portfolio, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolio, the PIMCO Total Return Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisors as described in the Policy prospectus under Fee table and in the prospectuses for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and the Company has not independently verified such information. The policy values also take into account a daily charge to each

Division for the Mortality and Expense Risks Charge, which is equivalent to a charge at an annual rate of 0.60% (0.85% guaranteed) of the average daily net assets of the Divisions in Policy Years 1 through 25 and 0.10% (0.60% guaranteed) thereafter. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.56%, 4.44% and 10.44%, respectively, on a current basis, and -1.81%, 4.19% and 10.19% on a guaranteed basis.

The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% state premium tax charge, the 1.25% federal income tax charge and the Premium Load, which is 3% in Policy Years 1 through 10 only on a current basis and 3% in all years on a guaranteed basis. It also reflects deduction of the Monthly Deduction and addition of the Monthly Accumulation Value Adjustment. As part of the Monthly Deduction, the Monthly Acquisition Charge of 2% of the Load Basis Amount is per month in Policy Year 1 and 1% of the Load Basis Amount per month in Policy Year 2 has been deducted. The Load Basis Amount varies by sex, Issue Age and rating class of the Insured.

The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account JF-A since the Company is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account JF-A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

Upon request, we will provide a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $50 for such illustrations.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


DEATH BENEFIT OPTION: I               ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN(1): (CURRENT)          12%   (10.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)       12%   (10.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):    $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    --------------------------------- --------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION    CASH    DEATH     ACCUMULATION    CASH    DEATH
YEAR     PER YEAR       VALUE(3)   VALUE(3) BENEFIT(3)    VALUE(3)  VALUE(3) BENEFIT(3)
----  -------------- ------------ --------- ---------- ------------ -------- ----------
  1            2,100          652         0    100,000          485        0    100,000
  2            4,305        1,542        51    100,000        1,173        0    100,000
  3            6,620        2,695     1,204    100,000        2,083      592    100,000
  4            9,051        3,959     2,468    100,000        3,047    1,556    100,000
  5           11,604        5,347     3,856    100,000        4,069    2,578    100,000
  6           14,284        6,880     5,687    100,000        5,151    3,958    100,000
  7           17,098        8,570     7,676    100,000        6,292    5,398    100,000
  8           20,053       10,432     9,836    100,000        7,495    6,899    100,000
  9           23,156       12,489    12,191    100,000        8,757    8,459    100,000
 10           26,414       14,751    14,751    100,000       10,079   10,079    100,000
 15           45,315       30,177    30,177    100,000       17,717   17,717    100,000
 20           69,439       55,274    55,274    100,000       27,434   27,434    100,000
 25          100,227       98,393    98,393    114,136       39,897   39,897    100,000
 30          139,522      173,051   173,051    185,165       58,076   58,076    100,000
 35          189,673      298,666   298,666    313,600       90,315   90,315    100,000
 40          253,680      507,140   507,140    532,497      153,352  153,352    161,020
 45          335,370      849,585   849,585    892,065      250,998  250,998    263,547
 50          439,631    1,421,972 1,421,972  1,436,192      409,722  409,722    413,819


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.94% on the current basis and 10.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I               ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN(1): (CURRENT)        12%   (10.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)     12%   (10.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000



                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- --------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION    CASH    DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)  VALUE(3) BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ -------- ----------
  1           2,100          652          0    100,000          485        0    100,000
  2           4,305        1,542         51    100,000        1,173        0    100,000
  3           6,620        2,695      1,204    100,000        2,083      592    100,000
  4           9,051        3,959      2,468    100,000        3,047    1,556    100,000
  5          11,604        5,347      3,856    100,000        4,069    2,578    100,000
  6          14,284        6,880      5,687    100,000        5,151    3,958    100,000
  7          17,098        8,570      7,676    100,000        6,292    5,398    100,000
  8          20,053       10,432      9,836    100,000        7,495    6,899    100,000
  9          23,156       12,489     12,191    100,000        8,757    8,459    100,000
 10          26,414       14,751     14,751    100,000       10,079   10,079    100,000
 15          45,315       30,177     30,177    100,000       17,717   17,717    100,000
 20          69,439       55,274     55,274    100,000       27,434   27,434    100,000
 25         100,227       96,880     96,880    150,164       39,897   39,897    100,000
 30         139,522      165,184    165,184    232,910       58,076   58,076    100,000
 35         189,673      273,680    273,680    355,784       88,784   88,784    115,419
 40         253,680      443,642    443,642    541,244      133,333  133,333    162,667
 45         335,370      706,763    706,763    819,845      191,728  191,728    222,404
 50         439,631    1,114,359  1,114,359  1,236,939      269,843  269,843    299,526


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.94% on the current basis and 10.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II              ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN(1): (CURRENT)        12%   (10.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)     12%   (10.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- --------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION    CASH    DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)  VALUE(3) BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ -------- ----------
  1           2,100          649        0    100,649          481        0    100,481
  2           4,305        1,533       42    101,533        1,161        0    101,161
  3           6,620        2,675    1,184    102,675        2,056      565    102,056
  4           9,051        3,922    2,431    103,922        2,998    1,507    102,998
  5          11,604        5,285    3,794    105,285        3,987    2,496    103,987
  6          14,284        6,785    5,592    106,785        5,023    3,830    105,023
  7          17,098        8,431    7,537    108,431        6,102    5,208    106,102
  8          20,053       10,237    9,641    110,237        7,222    6,626    107,222
  9          23,156       12,222   11,924    112,222        8,376    8,078    108,376
 10          26,414       14,393   14,393    114,393        9,558    9,558    109,558
 15          45,315       28,839   28,839    128,839       15,719   15,719    115,719
 20          69,439       50,734   50,734    150,734       21,334   21,334    121,334
 25         100,227       85,034   85,034    185,034       23,157   23,157    123,157
 30         139,522      140,290  140,290    240,290       14,819   14,819    114,819
 35         189,673      226,369  226,369    326,369            0        0          0
 40         253,680      359,973  359,973    459,973            0        0          0
 45         335,370      567,623  567,623    667,623            0        0          0
 50         439,631      892,462  892,462    992,462            0        0          0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.94% on the current basis and 10.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II              ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN(1): (CURRENT)        12%   (10.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)     12%   (10.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- ---------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION     CASH    DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)   VALUE(3) BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ --------- ----------
  1           2,100          649        0    100,649          481         0    100,481
  2           4,305        1,533       42    101,533        1,161         0    101,161
  3           6,620        2,675    1,184    102,675        2,056       565    102,056
  4           9,051        3,922    2,431    103,922        2,998     1,507    102,998
  5          11,604        5,285    3,794    105,285        3,987     2,496    103,987
  6          14,284        6,785    5,592    106,785        5,023     3,830    105,023
  7          17,098        8,431    7,537    108,431        6,102     5,208    106,102
  8          20,053       10,237    9,641    110,237        7,222     6,626    107,222
  9          23,156       12,222   11,924    112,222        8,376     8,078    108,376
 10          26,414       14,393   14,393    114,393        9,558     9,558    109,558
 15          45,315       28,839   28,839    128,839       15,719    15,719    115,719
 20          69,439       50,734   50,734    150,734       21,334    21,334    121,334
 25         100,227       85,034   85,034    185,034       23,157    23,157    123,157
 30         139,522      140,290  140,290    240,290       14,819    14,819    114,819
 35         189,673      226,369  226,369    326,369            0         0          0
 40         253,680      359,973  359,973    459,973            0         0          0
 45         335,370      567,623  567,623    667,623            0         0          0
 50         439,631      892,320  892,320    992,320            0         0          0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.94% on the current basis and 10.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN(1): (CURRENT)        12%   (10.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)     12%   (10.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- ---------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION     CASH    DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)   VALUE(3) BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ --------- ----------
  1           2,100          648         0    101,425          479        0    101,425
  2           4,305        1,528        37    102,850        1,151        0    102,850
  3           6,620        2,664     1,173    104,275        2,034      543    104,275
  4           9,051        3,903     2,412    105,700        2,959    1,468    105,700
  5          11,604        5,257     3,766    107,125        3,923    2,432    107,125
  6          14,284        6,747     5,554    108,550        4,929    3,736    108,550
  7          17,098        8,382     7,488    109,975        5,969    5,075    109,975
  8          20,053       10,176     9,580    111,400        7,039    6,443    111,400
  9          23,156       12,150    11,852    112,825        8,133    7,835    112,825
 10          26,414       14,312    14,312    114,250        9,240    9,240    114,250
 15          45,315       28,808    28,808    121,375       14,736   14,736    121,375
 20          69,439       51,445    51,445    128,500       18,748   18,748    128,500
 25         100,227       89,047    89,047    135,625       16,267   16,267    135,625
 30         139,522      156,045   156,045    166,968            0        0          0
 35         189,673      270,149   270,149    283,657            0        0          0
 40         253,680      459,525   459,525    482,501            0        0          0
 45         335,370      770,608   770,608    809,139            0        0          0
 50         439,631    1,290,572 1,290,572  1,303,477            0        0          0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 10.94% on the current basis and 10.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I               ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN(1): (CURRENT)         6%   (4.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      6%   (4.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- ---------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION     CASH    DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)   VALUE(3) BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ --------- ----------
  1           2,100          597        0    100,000          435        0    100,000
  2           4,305        1,385        0    100,000        1,036        0    100,000
  3           6,620        2,372      881    100,000        1,809      318    100,000
  4           9,051        3,393    1,902    100,000        2,577    1,086    100,000
  5          11,604        4,451    2,960    100,000        3,335    1,844    100,000
  6          14,284        5,554    4,361    100,000        4,080    2,887    100,000
  7          17,098        6,701    5,807    100,000        4,804    3,910    100,000
  8          20,053        7,893    7,297    100,000        5,500    4,904    100,000
  9          23,156        9,134    8,836    100,000        6,159    5,861    100,000
 10          26,414       10,417   10,417    100,000        6,770    6,770    100,000
 15          45,315       17,615   17,615    100,000        8,822    8,822    100,000
 20          69,439       25,367   25,367    100,000        7,926    7,926    100,000
 25         100,227       34,020   34,020    100,000          418      418    100,000
 30         139,522       44,463   44,463    100,000            0        0          0
 35         189,673       55,845   55,845    100,000            0        0          0
 40         253,680       68,574   68,574    100,000            0        0          0
 45          35,370       85,132   85,132    100,000            0        0          0
 50         439,631      112,873  112,873    114,002            0        0          0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.94% on the current basis and 4.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I               ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN(1): (CURRENT)         6%   (4.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      6%   (4.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- ----------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION     CASH     DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)   VALUE(3)  BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ --------- -----------
  1           2,100          597        0    100,000          435        0     100,000
  2           4,305        1,385        0    100,000        1,036        0     100,000
  3           6,620        2,372      881    100,000        1,809      318     100,000
  4           9,051        3,393    1,902    100,000        2,577    1,086     100,000
  5          11,604        4,451    2,960    100,000        3,335    1,844     100,000
  6          14,284        5,554    4,361    100,000        4,080    2,887     100,000
  7          17,098        6,701    5,807    100,000        4,804    3,910     100,000
  8          20,053        7,893    7,297    100,000        5,500    4,904     100,000
  9          23,156        9,134    8,836    100,000        6,159    5,861     100,000
 10          26,414       10,417   10,417    100,000        6,770    6,770     100,000
 15          45,315       17,615   17,615    100,000        8,822    8,822     100,000
 20          69,439       25,367   25,367    100,000        7,926    7,926     100,000
 25         100,227       34,020   34,020    100,000          418      418     100,000
 30         139,522       44,463   44,463    100,000            0        0           0
 35         189,673       55,845   55,845    100,000            0        0           0
 40         253,680       68,574   68,574    100,000            0        0           0
 45         335,370       85,132   85,132    100,000            0        0           0
 50         439,631      107,713  107,713    119,562            0        0           0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.94% on the current basis and 4.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(4) Increase is due to adjustment by the corridor percentage. See "Death Benefits ".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II              ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN(1): (CURRENT)         6%   (4.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      6%   (4.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- -----------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION     CASH      DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)   VALUE(3)   BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ --------- ------------
  1           2,100          594        0    100,594          431        0     100,431
  2           4,305        1,376        0    101,376        1,025        0     101,025
  3           6,620        2,354      863    102,354        1,786      295     101,786
  4           9,051        3,362    1,871    103,362        2,536    1,045     102,536
  5          11,604        4,401    2,910    104,401        3,269    1,778     103,269
  6          14,284        5,480    4,287    105,480        3,981    2,788     103,981
  7          17,098        6,598    5,704    106,598        4,663    3,769     104,663
  8          20,053        7,753    7,157    107,753        5,306    4,710     105,306
  9          23,156        8,950    8,652    108,950        5,898    5,600     105,898
 10          26,414       10,180   10,180    110,180        6,428    6,428     106,428
 15          45,315       16,891   16,891    116,891        7,797    7,797     107,797
 20          69,439       23,418   23,418    123,418        5,650    5,650     105,650
 25         100,227       29,495   29,495    129,495            0        0           0
 30         139,522       34,553   34,553    134,553            0        0           0
 35         189,673       34,675   34,675    134,675            0        0           0
 40         253,680       24,490   24,490    124,490            0        0           0
 45         335,370            0        0          0            0        0           0
 50         439,631            0        0          0            0        0           0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.94% on the current basis and 4.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II              ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN(1): (CURRENT)         6%   (4.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      6%   (4.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- ------------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION     CASH       DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)   VALUE(3)    BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ --------- -------------
  1           2,100          594        0    100,594          431        0       100,431
  2           4,305        1,376        0    101,376        1,025        0       101,025
  3           6,620        2,354      863    102,354        1,786      295       101,786
  4           9,051        3,362    1,871    103,362        2,536    1,045       102,536
  5          11,604        4,401    2,910    104,401        3,269    1,778       103,269
  6          14,284        5,480    4,287    105,480        3,981    2,788       103,981
  7          17,098        6,598    5,704    106,598        4,663    3,769       104,663
  8          20,053        7,753    7,157    107,753        5,306    4,710       105,306
  9          23,156        8,950    8,652    108,950        5,898    5,600       105,898
 10          26,414       10,180   10,180    110,180        6,428    6,428       106,428
 15          45,315       16,891   16,891    116,891        7,797    7,797       107,797
 20          69,439       23,418   23,418    123,418        5,650    5,650       105,650
 25         100,227       29,495   29,495    129,495            0        0             0
 30         139,522       34,553   34,553    134,553            0        0             0
 35         189,673       34,675   34,675    134,675            0        0             0
 40         253,680       24,490   24,490    124,490            0        0             0
 45         335,370            0        0          0            0        0             0
 50         439,631            0        0          0            0        0             0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.94% on the current basis and 4.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN(1): (CURRENT)         6%   (4.44%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      6%   (4.19%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- ------------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION     CASH       DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)   VALUE(3)    BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ --------- -------------
  1           2,100          593        0    101,425          428          0      101,425
  2           4,305        1,371        0    102,850        1,015          0      102,850
  3           6,620        2,343      852    104,275        1,764        273      104,275
  4           9,051        3,341    1,850    105,700        2,496      1,005      105,700
  5          11,604        4,370    2,879    107,125        3,204      1,713      107,125
  6          14,284        5,437    4,244    108,550        3,884      2,691      108,550
  7          17,098        6,539    5,645    109,975        4,524      3,630      109,975
  8          20,053        7,677    7,081    111,400        5,113      4,517      111,400
  9          23,156        8,855    8,557    112,825        5,637      5,339      112,825
 10          26,414       10,063   10,063    114,250        6,080      6,080      114,250
 15          45,315       16,612   16,612    121,375        6,582      6,582      121,375
 20          69,439       22,825   22,825    128,500        1,974      1,974      128,500
 25         100,227       28,314   28,314    135,625            0          0            0
 30         139,522       32,145   32,145    142,750            0          0            0
 35         189,673       29,099   29,099    149,875            0          0            0
 40         253,680        8,527    8,527    157,000            0          0            0
 45         335,370            0        0          0            0          0            0
 50         439,631            0        0          0            0          0            0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals 4.94% on the current basis and 4.44% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I               ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN(1): (CURRENT)         0%   (-1.56%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      0%   (-1.81%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- ------------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION     CASH       DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)   VALUE(3)    BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ --------- -------------
  1           2,100          542        0    100,000          385          0      100,000
  2           4,305        1,235        0    100,000          907          0      100,000
  3           6,620        2,075      584    100,000        1,560         69      100,000
  4           9,051        2,892    1,401    100,000        2,164        673      100,000
  5          11,604        3,688    2,197    100,000        2,715      1,224      100,000
  6          14,284        4,468    3,275    100,000        3,211      2,018      100,000
  7          17,098        5,230    4,336    100,000        3,646      2,752      100,000
  8          20,053        5,972    5,376    100,000        4,012      3,416      100,000
  9          23,156        6,697    6,399    100,000        4,304      4,006      100,000
 10          26,414        7,395    7,395    100,000        4,512      4,512      100,000
 15          45,315       10,525   10,525    100,000        4,117      4,117      100,000
 20          69,439       12,101   12,101    100,000          411        411      100,000
 25         100,227       12,045   12,045    100,000            0          0            0
 30         139,522        9,599    9,599    100,000            0          0            0
 35         189,673        1,676    1,676    100,000            0          0            0
 40         253,680            0        0    100,000            0          0            0
 45         335,370            0        0    100,000            0          0            0
 50         439,631            0        0    100,000            0          0            0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.06% on the current basis and -1.56% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: I               ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN(1): (CURRENT)         0%   (-1.56%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      0%   (-1.81%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- --------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION    CASH    DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)  VALUE(3) BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ -------- ----------
  1           2,100          542        0    100,000          385        0      100,000
  2           4,305        1,235        0    100,000          907        0      100,000
  3           6,620        2,075      584    100,000        1,560       69      100,000
  4           9,051        2,892    1,401    100,000        2,164      673      100,000
  5          11,604        3,688    2,197    100,000        2,715    1,224      100,000
  6          14,284        4,468    3,275    100,000        3,211    2,018      100,000
  7          17,098        5,230    4,336    100,000        3,646    2,752      100,000
  8          20,053        5,972    5,376    100,000        4,012    3,416      100,000
  9          23,156        6,697    6,399    100,000        4,304    4,006      100,000
 10          26,414        7,395    7,395    100,000        4,512    4,512      100,000
 15          45,315       10,525   10,525    100,000        4,117    4,117      100,000
 20          69,439       12,101   12,101    100,000          411      411      100,000
 25         100,227       12,045   12,045    100,000            0        0            0
 30         139,522        9,599    9,599    100,000            0        0            0
 35         189,673        1,676    1,676    100,000            0        0            0
 40         253,680            0        0          0            0        0            0
 45         335,370            0        0          0            0        0            0
 50         439,631            0        0          0            0        0            0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.06% on the current basis and -1.56% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II              ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN(1): (CURRENT)         0%   (-1.56%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      0%   (-1.81%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- --------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION    CASH    DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)  VALUE(3) BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ -------- ----------
  1           2,100          539        0    100,539          381        0    100,381
  2           4,305        1,227        0    101,227          896        0    100,896
  3           6,620        2,060      569    102,060        1,540       49    101,540
  4           9,051        2,866    1,375    102,866        2,130      639    102,130
  5          11,604        3,648    2,157    103,648        2,662    1,171    102,662
  6          14,284        4,411    3,218    104,411        3,135    1,942    103,135
  7          17,098        5,153    4,259    105,153        3,541    2,647    103,541
  8          20,053        5,871    5,275    105,871        3,874    3,278    103,874
  9          23,156        6,570    6,272    106,570        4,126    3,828    104,126
 10          26,414        7,238    7,238    107,238        4,289    4,289    104,289
 15          45,315       10,130   10,130    110,130        3,599    3,599    103,599
 20          69,439       11,237   11,237    111,237            0        0          0
 25         100,227       10,484   10,484    110,484            0        0          0
 30         139,522        7,066    7,066    107,066            0        0          0
 35         189,673            0        0          0            0        0          0
 40         253,680            0        0          0            0        0          0
 45         335,370            0        0          0            0        0          0
 50         439,631            0        0          0            0        0          0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.06% on the current basis and -1.56% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: II              ASSUMED HYPOTHETICAL GROSS ANNUAL
CASH VALUE ACCUMULATION TEST            RATE OF RETURN(1): (CURRENT)         0%   (-1.56%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      0%   (-1.81%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2): $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- --------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION    CASH    DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)  VALUE(3) BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ -------- ----------
  1           2,100          539        0    100,539          381        0    100,381
  2           4,305        1,227        0    101,227          896        0    100,896
  3           6,620        2,060      569    102,060        1,540       49    101,540
  4           9,051        2,866    1,375    102,866        2,130      639    102,130
  5          11,604        3,648    2,157    103,648        2,662    1,171    102,662
  6          14,284        4,411    3,218    104,411        3,135    1,942    103,135
  7          17,098        5,153    4,259    105,153        3,541    2,647    103,541
  8          20,053        5,871    5,275    105,871        3,874    3,278    103,874
  9          23,156        6,570    6,272    106,570        4,126    3,828    104,126
 10          26,414        7,238    7,238    107,238        4,289    4,289    104,289
 15          45,315       10,130   10,130    110,130        3,599    3,599    103,599
 20          69,439       11,237   11,237    111,237            0        0          0
 25         100,227       10,484   10,484    110,484            0        0          0
 30         139,522        7,066    7,066    107,066            0        0          0
 35         189,673            0        0          0            0        0          0
 40         253,680            0        0          0            0        0          0
 45         335,370            0        0          0            0        0          0
 50         439,631            0        0          0            0        0          0


(1) For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.06% on the current basis and -1.56% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                  THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
          ENSEMBLE III FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

DEATH BENEFIT OPTION: III             ASSUMED HYPOTHETICAL GROSS ANNUAL
GUIDELINE PREMIUM TEST                  RATE OF RETURN(1): (CURRENT)         0%   (-1.56%)
MALE STANDARD NON-SMOKER ISSUE AGE 45                      (GUARANTEED)      0%   (-1.81%)
$100,000 INITIAL SPECIFIED AMOUNT            ASSUMED ANNUAL PREMIUM(2):  $2,000


                           ASSUMING CURRENT COSTS          ASSUMING GUARANTEED COSTS
         PREMIUMS    ---------------------------------- --------------------------------
 END   ACCUMULATED
 OF   AT 5% INTEREST ACCUMULATION     CASH    DEATH     ACCUMULATION    CASH    DEATH
YEAR     PER YEAR       VALUE(3)    VALUE(3) BENEFIT(3)    VALUE(3)  VALUE(3) BENEFIT(3)
----  -------------- ------------ ---------- ---------- ------------ -------- ----------
  1           2,100          538        0    101,425          379        0    101,425
  2           4,305        1,222        0    102,850          886        0    102,850
  3           6,620        2,048      557    104,275        1,517       26    104,275
  4           9,051        2,845    1,354    105,700        2,089      598    105,700
  5          11,604        3,615    2,124    107,125        2,597    1,106    107,125
  6          14,284        4,365    3,172    108,550        3,038    1,845    108,550
  7          17,098        5,090    4,196    109,975        3,402    2,508    109,975
  8          20,053        5,789    5,193    111,400        3,681    3,085    111,400
  9          23,156        6,465    6,167    112,825        3,864    3,566    112,825
 10          26,414        7,106    7,106    114,250        3,941    3,941    114,250
 15          45,315        9,770    9,770    121,375        2,392    2,392    121,375
 20          69,439       10,291   10,291    128,500            0        0          0
 25         100,227        8,270    8,270    135,625            0        0          0
 30         139,522        1,923    1,923    142,750            0        0          0
 35         189,673            0        0          0            0        0          0
 40         253,680            0        0          0            0        0          0
 45         335,370            0        0          0            0        0          0
 50         439,631            0        0          0            0        0          0


(1) For For Policy Years 26 and thereafter, the illustrated net annual rate of return equals -1.06% on the current basis and -1.56% on the guaranteed basis.

(2) Assumes a $2,000 premium is paid at the beginning of each Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

(3) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, SEPARATE ACCOUNT JF-A, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

To learn more about the Separate Account, the Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-4160

                           LINCOLN ENSEMBLE III VUL
                                  Offered by

                THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
IN CONNECTION WITH ITS LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Lincoln Ensemble III VUL Insurance Policy (the "Policy") offered by The Lincoln National Life Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated April 30, 2008 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                               DATED: MAY 1, 2009

                                TABLE OF CONTENTS

                                                                      PAGE

The Company                                                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5

Money Market Division Yield                                             5

Division Total Return Calculations                                      6

Other Information                                                       7

Registration Statement                                                  8

Independent Registered Public Accounting Firm                           8

Financial Statements                                                    8

                                THE COMPANY

The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC") also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.

                     ADDITIONAL INFORMATION ABOUT THE COMPANY

CAPITAL MARKETS AND FINANCIAL RATINGS.

Beginning in 2008 and continuing as of this writing, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected. In any particular year, our capital may increase or decrease depending on a variety of factors -the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financial strength as an insurance company. The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best, Fitch, Moody's and S&P each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another Lincoln policy or a policy of any Lincoln affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.
                          The LVIP S&P 500 Index Fund

The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or under the supervision of the Company. Effective October 1, 2007, the Company entered into an agreement with Mellon Bank, NA, Pittsburgh, PA to provide accounting services. The Company makes no separate charge against the assets of the Separate Account for this service. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Lincoln Investment Advisors Corporation is an Investment Advisor. The principal business address is: One Granite Place, Concord, NH 03301.

                              PRINCIPAL UNDERWRITER


The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Lincoln National Corporation and is an affiliate of the Company. As a result of the merger of JPFIC into and with LNL, Lincoln Financial Distributors, Inc ("LFD") became the distributor of the product effective July 2, 2007. From that date through December 31, 2007, LFD received $11,383,912 in brokerage commissions and did not retain any of these commissions. During the period from January 1, 2007 through June 30, 2007, JPVC received $12,675,424 in brokerage commissions and during the year ending December 31, 2008, LFD received $20,066,423 in brokerage commissions and did not retain any of these commissions.


                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with LFD. Any such broker-dealers will be registered with the SEC and will be members of FINRA. We may also offer and sell policies directly.

LFD or an affiliate will pay compensation to brokers-dealers that solicit applications for the policies under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to broker-dealers are not expected to exceed 95% of first year target premium and 5% of first excess premium, and 5% of target premium for the second through the tenth Policy Years for both renewals and excess premium. The Target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation. Compensation arrangements vary among broker-dealers. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Except with respect to registered representatives of its affiliated broker-dealer Jefferson Pilot Securities Corporation, LFD and its affiliates are not involved in determining that compensation arrangement, which may present its own incentives or conflicts. Override payments, expense allowances, bonuses based on specific production levels, and reimbursement for other expenses associated with the promotion and solicitation of applications for the policies may be paid. In addition, registered representatives may also be eligible for "non-cash" compensation, including expense-paid educational or training seminars involving travel and promotional merchandise and the opportunity to receive sales based incentive programs. Depending upon the particular selling arrangements, LFD or an affiliate may compensate others for distribution activities and for activities the broker-dealer is required to perform such as educating and training its personnel. The potential of receiving, or the receipt of, compensation, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to consider such compensation when considering and evaluating any recommendation relating to the Policy. All compensation is paid from our assets, which include fees and charges imposed on your Policy. Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.

                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The Yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. Seven-day yield also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the yields shown included those charges, the yield shown would be significantly lower.

The seven-day yield of the Money Market Division as of December 31, 2008 was 0.45%.

The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, an acquisition charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge, federal DAC tax charge, the premium load deducted from premium payments, any applicable surrender charge, or the guaranteed monthly accumulation value adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week
        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman

                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Peter V. Susi, FSA, MAAA, Vice President, Life Product Management, of Jefferson Pilot Financial Insurance Company, and are including in reliance upon his opinion as to their reasonableness.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


                             FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2008 AND 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company and its subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company and its subsidiaries at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2007 the Company changed its method of accounting for deferred acquisition costs in connection with modifications or exchanges of insurance contracts as well as its method of accounting for uncertainty in income taxes.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 18, 2009

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                           AS OF DECEMBER 31,
                                                                          -------------------
                                                                            2008       2007
                                                                          --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $52,558; 2007 -- $53,250)   $ 46,489   $ 53,405
      Equity (cost: 2008 -- $187; 2007 -- $132)                                139        134
   Trading securities                                                        2,189      2,533
   Mortgage loans on real estate                                             7,396      7,117
   Real estate                                                                 119        258
   Policy loans                                                              2,887      2,848
   Derivative investments                                                       60        172
   Other investments                                                           948        986
                                                                          --------   --------
         Total investments                                                  60,227     67,453
Cash and invested cash                                                       2,116        975
Deferred acquisition costs and value of business acquired                   11,184      8,574
Premiums and fees receivable                                                   445        382
Accrued investment income                                                      782        801
Reinsurance recoverables                                                    11,334      7,779
Reinsurance related derivative assets                                          167         --
Goodwill                                                                     3,520      3,539
Other assets                                                                 3,509      2,451
Separate account assets                                                     55,655     82,263
                                                                          --------   --------
         Total assets                                                     $148,939   $174,217
                                                                          ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                  $ 17,054   $ 13,619
Other contract holder funds                                                 59,441     58,168
Short-term debt                                                                  4        173
Long-term debt                                                               2,080      1,675
Reinsurance related derivative liability                                        --        102
Funds withheld reinsurance liabilities                                       2,243      1,862
Deferred gain on business sold through reinsurance                             542        696
Payables for collateral under securities loaned and derivatives                880      1,135
Other liabilities                                                            1,382      2,083
Separate account liabilities                                                55,655     82,263
                                                                          --------   --------
         Total liabilities                                                 139,281    161,776
                                                                          --------   --------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 14)
STOCKHOLDER'S EQUITY:
Common stock -- 10,000,000 shares, authorized, issued and outstanding        9,132      9,105
Retained earnings                                                            3,135      3,283
Accumulated other comprehensive income (loss)                               (2,609)        53
                                                                          --------   --------
         Total stockholder's equity                                          9,658     12,441
                                                                          --------   --------
         Total liabilities and stockholder's equity                       $148,939   $174,217
                                                                          ========   ========

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)

                                                                        FOR THE YEARS ENDED
                                                                           DECEMBER 31,
                                                                     ------------------------
                                                                      2008     2007     2006
                                                                     ------   ------   ------
REVENUES:
Insurance premiums                                                   $1,835   $1,664   $1,174
Insurance fees                                                        2,980    2,930    2,400
Net investment income                                                 3,975    4,181    3,805
Realized loss                                                          (831)    (127)     (35)
Amortization of deferred gain on business sold through reinsurance       76       83       76
Other revenues and fees                                                 273      323      289
                                                                     ------   ------   ------
   Total revenues                                                     8,308    9,054    7,709
                                                                     ------   ------   ------
BENEFITS AND EXPENSES:
Interest credited                                                     2,438    2,379    2,175
Benefits                                                              2,645    2,330    1,758
Underwriting, acquisition, insurance and other expenses               2,954    2,520    2,073
Interest and debt expense                                                85       82       82
                                                                     ------   ------   ------
   Total benefits and expenses                                        8,122    7,311    6,088
                                                                     ------   ------   ------
Income before taxes                                                     186    1,743    1,621
Federal income tax expense (benefit)                                    (68)     504      460
                                                                     ------   ------   ------
      Net income                                                     $  254   $1,239   $1,161
                                                                     ======   ======   ======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                   FOR THE YEARS ENDED
                                                                       DECEMBER 31,
                                                               ---------------------------
                                                                 2008      2007      2006
                                                               -------   -------   -------
COMMON STOCK:
Balance at beginning-of-year                                   $ 9,105   $ 9,088   $ 2,125
Lincoln National Corporation purchase price                         --        (9)    6,932
Stock compensation                                                  27        26        31
                                                               -------   -------   -------
   Balance at end-of-year                                        9,132     9,105     9,088
                                                               -------   -------   -------
RETAINED EARNINGS:
Balance at beginning-of-year                                     3,283     3,341     2,748
Cumulative effect of adoption of SOP 05-1                           --       (41)       --
Cumulative effect of adoption of FIN 48                             --       (14)       --
Comprehensive income (loss)                                     (2,408)      876     1,124
Less other comprehensive income (loss), net of tax:             (2,662)     (363)      (37)
                                                               -------   -------   -------
   Net Income                                                      254     1,239     1,161
Dividends declared                                                (402)   (1,242)     (568)
                                                               -------   -------   -------
   Balance at end-of-year                                        3,135     3,283     3,341
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-year                                        76       421       452
Change during the year                                          (2,638)     (345)      (31)
                                                               -------   -------   -------
   Balance at end-of-year                                       (2,562)       76       421
                                                               -------   -------   -------
NET UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS:
Balance at beginning-of-year                                       (19)       (9)        7
Change during the year                                               4       (10)      (16)
                                                               -------   -------   -------
   Balance at end-of-year                                          (15)      (19)       (9)
                                                               -------   -------   -------
MINIMUM PENSION LIABILITY ADJUSTMENT:
Balance at beginning-of-year                                        --        --        (6)
Change during the year                                              --        --         6
                                                               -------   -------   -------
   Balance at end-of-year                                           --        --        --
                                                               -------   -------   -------
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS:
Balance at beginning-of-year                                        (4)        4        --
Change during the year                                             (28)       (8)        4
                                                               -------   -------   -------
   Balance at end-of-year                                          (32)       (4)        4
                                                               -------   -------   -------
      Total stockholder's equity at end-of-year                $ 9,658   $12,441   $12,845
                                                               =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                             FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                         ---------------------------
                                                                           2008      2007      2006
                                                                         -------   -------   -------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                               $   254   $ 1,239   $ 1,161
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                 (244)     (916)     (664)
   Trading securities purchases, sales and maturities, net                   177       316       165
   Change in premiums and fees receivable                                    (61)      (88)       (3)
   Change in accrued investment income                                        19        13        21
   Change in future contract benefits                                      4,169       526       109
   Change in other contract holder funds                                     (71)      453       741
   Change in funds withheld reinsurance liability and reinsurance
      recoverables                                                        (3,618)     (493)      304
   Change in federal income tax accruals                                     (45)      310       150
   Realized loss                                                             831       127        35
   Amortization of deferred gain on business sold through reinsurance        (76)      (83)      (76)
   Stock-based compensation expense                                           19        26        31
   Other                                                                     (31)     (160)   (1,055)
                                                                         -------   -------   -------
      Net cash provided by operating activities                            1,323     1,270       919
                                                                         -------   -------   -------
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                               (5,776)   (8,606)   (9,323)
Sales of available-for-sale securities                                     1,506     3,453     5,328
Maturities of available-for-sale securities                                3,732     4,087     3,326
Purchases of other investments                                            (1,163)   (2,018)     (696)
Sales or maturities of other investments                                     907     1,880       585
Increase (decrease) in payables for collateral under securities
   loaned and derivatives                                                   (255)     (369)      538
Purchase of Jefferson-Pilot stock, net of cash acquired of $39                --        --       154
Other                                                                       (117)      (84)       58
                                                                         -------   -------   -------
      Net cash used in investing activities                               (1,166)   (1,657)      (30)
                                                                         -------   -------   -------
CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of long-term debt                                                   250       375       140
Issuance (decrease) in commercial paper                                      (14)       13       (13)
Deposits of fixed account values, including the fixed portion of
   variable                                                                9,806     9,481     7,444
Withdrawals of fixed account values, including the fixed portion
   of variable                                                            (5,910)   (6,645)   (6,660)
Transfers to and from separate accounts, net                              (2,204)   (2,448)   (1,821)
Payment of funding agreements                                               (550)       --        --
Common stock issued for benefit plans and excess tax benefits                  8        --        --
Dividends paid to stockholder                                               (402)     (787)     (568)
                                                                         -------   -------   -------
      Net provided by (used in) financing activities                         984       (11)   (1,478)
                                                                         -------   -------   -------
         Net increase (decrease) in cash and invested cash                 1,141      (398)     (589)
         Cash and invested cash at beginning-of-year                         975     1,373     1,962
                                                                         -------   -------   -------
            Cash and invested cash at end-of-period                      $ 2,116   $   975   $ 1,373
                                                                         =======   =======   =======

       See accompanying Notes to the Consolidated Financial Statements

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 23.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On February 15, 2007, the North Carolina Department of Insurance approved the merger of Jefferson-Pilot Life Insurance Company ("JPL") into LNL with LNL being the survivor and Jefferson Pilot LifeAmerica Insurance Company ("JPLA") into LLANY, with JPLA being the survivor. JPLA then changed its name to LLANY. The effective date of these transactions was April 2, 2007. On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, First Penn-Pacific Life Insurance Company ("FPP"), to LNC. On July 2, 2007, the Nebraska Insurance Department approved the merger of Jefferson Pilot Financial Insurance Company ("JPFIC"), formerly a wholly-owned subsidiary of Jefferson-Pilot, into LNL.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the consolidated financial statements are presented as if on April 3, 2006, LNL completed the merger with JPL, JPLA and JPFIC, and has included the results of operations and financial condition of JPL, JPLA and JPFIC in our consolidated financial statements beginning on April 3, 2006, in a manner similar to a pooling-of-interests. The consolidated financial statements for the period from January 1, 2006 through April 2, 2006 exclude the results of operations and financial condition of JPL, JPLA and JPFIC. The consolidated financial statements include the results of operations and financial condition of FPP from January 1, 2007 through May 3, 2007 and for the year ended December 31, 2006. FPP's results subsequent to May 3, 2007 are excluded from these consolidated financial statements.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 21 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the two years ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Consolidated Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized gain (loss) on our Consolidated Statements of Income. The detail of the reclassifications (in millions) from what was previously reported in prior period Consolidated Statements of Income (in millions) was as follows:

                                            FOR THE YEARS
                                          ENDED DECEMBER, 31
                                          -------------------
                                               2007   2006
                                              -----   ----
Realized loss, as previously reported         $(112)  $ (2)
Effect of reclassifications to:
   Insurance fees                                64     39
   Net investment income                         (5)    62
   Interest credited                            (19)   (66)
   Benefits                                    (103)   (55)
   Underwriting, acquisition, insurance
      and other expenses                         48    (13)
                                              -----   ----
      Realized loss, as adjusted              $(127)  $(35)
                                              =====   ====

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income is not material. All material inter-company accounts and transactions have been eliminated in consolidation. See Note 4 for additional discussion on our VIEs.

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ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "STATEMENT OF FINANCIAL ACCOUNTING STANDARDS ("SFAS") NO. 157 ("SFAS 157") - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value, offset by corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in net investment income on our Consolidated Statements of Income as they occur. The fair value for our trading securities is determined in the same manner as our securities classified as available-for-sale discussed in "AVAILABLE-FOR-SALE SECURITIES" above. For discussion of how the fair value of our embedded derivatives is determined see "DERIVATIVE INSTRUMENTS" below.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES

For asset-backed and mortgage-backed securities, included in the trading and available-for-sale fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

SECURITIES LENDING

Securities loaned are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received, which is typically greater than the market value of the related securities loaned. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash equivalents, short-term investments or fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are treated as collateralized financing transactions, and a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral under securities loaned and derivatives on our Consolidated Balance Sheets. Our pledged securities are included in fixed maturities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity securities. Income and expense associated with these transactions are recorded as investment income and investment expense within net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment.

Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income. The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income. Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. Pursuant to SFAS No. 157, we have categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income within realized gain (loss) during the period of change.

The Company purchases and issues financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in realized gain (loss) on our Consolidated Statements of Income. See
Note 6 for additional discussion of our derivative instruments.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair value of the derivative.

We do not adjust prices received from third parties. However, we do analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate hierarchy levels described in Note 2 "SFAS 157 - FAIR VALUE MEASUREMENTS."

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. DSI is expensed in interest credited on our Consolidated Statements of Income. The amortization of DFEL is reported within insurance fees on our Consolidated Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Consolidated Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Consolidated Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 11 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 35% of permanent life insurance in force as of

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December 31, 2008, and approximately 71% of sales for these products in 2008.
Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage guaranteed withdrawal benefit ("GWB") feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years, in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). In addition, for the deferred loss on the reinsurance ceded to LNBAR we are recognizing it over 30 years.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and CFW reinsurance arrangements. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees primarily consist of amounts earned by our retail distributor, LFA, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 18 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income. See Note 20 for additional information.

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, costs or hedges are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 7 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the

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replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007, by recording decreases to total assets of $69 million, total liabilities of $28 million and retained earnings of $41 million on our Consolidated Balance Sheets. In addition, the adoption of SOP 05-1 resulted in an approximately $17 million increase to underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income for the year ended December 31, 2007, which was attributable to changes in DAC and VOBA deferrals and amortization.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our consolidated financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

In December 2006, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. B40, "Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets" ("DIG B40"). Because SFAS 155 eliminated the interim guidance related to securitized financial assets, DIG B40 provided a narrow scope exception for securitized interests that contain only an embedded derivative related to prepayment risk. Any other terms in the securitized financial asset that may affect cash flow in a manner similar to a derivative instrument would be subject to the requirements of paragraph 13(b) of SFAS 133.

We adopted the provisions of SFAS 155 and DIG B40 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 and DIG B40 did not have a material impact on our consolidated financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of $14 million on our Consolidated Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 7 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement

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and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 22 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008, by recording increases (decreases) to the following categories (in millions) on our consolidated financial statements:

ASSETS
DAC                                                      $ (3)
VOBA                                                       (8)
Other assets -- DSI                                        (1)
                                                         ----
   Total assets                                          $(12)
                                                         ====
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts   $(20)
Other liabilities -- income tax liabilities                 3
                                                         ----
   Total liabilities                                     $(17)
                                                         ====
REVENUES
Realized gain                                            $ 10
   Federal income tax                                       3
                                                         ----
      Increase to net income                             $  7
                                                         ====

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."

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As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective.
We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our consolidated financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

DERIVATIVE IMPLEMENTATION GROUP STATEMENT 133 IMPLEMENTATION ISSUE NO. E23 -- ISSUES INVOLVING THE APPLICATION OF THE SHORTCUT METHOD UNDER PARAGRAPH 68

In December 2007, the FASB issued Derivative Implementation Group ("DIG") Statement 133 Implementation Issue No. E23, "Issues Involving the Application of the Shortcut Method under Paragraph 68" ("DIG E23"), which gives clarification to the application of the shortcut method of accounting for qualifying fair value hedging relationships involving an interest-bearing financial instrument and/or an interest rate swap, originally outlined in paragraph 68 in SFAS 133. We adopted DIG E23 effective January 1, 2008, for hedging relationships designated on or after that date. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FSP FAS NO. 133-1 AND FIN 45-4 -- DISCLOSURES ABOUT CREDIT DERIVATIVES AND CERTAIN GUARANTEES: AN AMENDMENT OF FASB STATEMENT NO. 133 AND FASB INTERPRETATION NO. 45; AND CLARIFICATION OF THE EFFECTIVE DATE OF FASB STATEMENT NO. 161

In September 2008, the FASB issued FSP FAS No. 133-1 and FIN 45-4, "Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161" ("FSP 133-1"). FSP 133-1 amends the disclosure requirements of SFAS 133 to require the seller of credit derivatives, including hybrid financial instruments with embedded credit derivatives, to disclose additional information regarding, among other things, the nature of the credit derivative, information regarding the facts and circumstances that may require performance or payment under the credit derivative, and the nature of any recourse provisions the seller can use for recovery of payments made under the credit derivative. In addition, FSP 133-1 amends the disclosure requirements in FIN 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45") to require additional disclosure about the payment/performance risk of a guarantee. Finally, FSP 133-1 clarifies the intent of the FASB regarding the effective date of SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("SFAS 161"). The provisions of FSP 133-1 related to SFAS 133 and FIN 45 are effective for annual and interim reporting periods ending after November 15, 2008, with comparative disclosures required only for those periods ending subsequent to initial adoption. The clarification of the effective date of SFAS 161 was effective upon the issuance of FSP 133-1, and will not impact the effective date of SFAS 161 in our financial statements. We have included these required enhanced disclosures related to credit derivatives, hybrid financial instruments and guarantees in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

FSP FAS 140-4 AND FIN 46(R)-8 -- ENHANCED DISCLOSURE REQUIREMENTS RELATED TO TRANSFERS OF FINANCIAL ASSETS AND VARIABLE INTEREST ENTITIES.

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP 140-4"). FSP 140-4 amends FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140") to require additional disclosures regarding a transferor's continuing involvement with transferred financial assets in a securitization or asset-backed financing arrangement. FSP 140-4 also amends FIN 46 (revised December 2003) "Consolidation of Variable Interest Entities," to expand the disclosure requirements for VIEs to include information regarding the decision to consolidate the VIE, the nature of and changes in risks related to a VIE, and the impact on the entity's financial statements due to the involvement with a VIE. Those variable interests required to comply with the guidance in FSP 140-4 include the primary beneficiary of the VIE, the holder of a significant variable interest and a sponsor that holds a variable interest. Further, FSP 140-4 requires enhanced disclosures for certain sponsors and holders of a significant variable interest in a qualifying special purpose entity. The provisions of FSP 140-4 are effective for the first reporting period ending after December 15, 2008, and comparative disclosures are not required. We included the enhanced disclosures required by FSP 140-4 in the notes to the consolidated financial statements beginning in the reporting period ended December 31, 2008.

See Note 4 for more information regarding our involvement with VIEs.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our consolidated financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

SFAS NO. 160 -- NONCONTROLLING INTERESTS IN CONSOLIDATED FINANCIAL STATEMENTS -- AN AMENDMENT OF ACCOUNTING RESEARCH BULLETIN NO. 51

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin ("ARB") No. 51" ("SFAS 160"), which aims to improve the relevance, comparability and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards surrounding noncontrolling interests, or minority interests, which are the portions of equity in a subsidiary not attributable, directly or indirectly, to a parent. The ownership interests in subsidiaries held by parties other than the parent shall be clearly identified, labeled and presented in the consolidated statement of financial position within equity, but separate from the parent's equity. The amount of consolidated net income attributable to the parent and to the noncontrolling interest must be clearly identified and presented on the face of the Consolidated Statements of Income. Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary must be accounted for consistently as equity transactions. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary, sells some of its ownership interests in its subsidiary, the subsidiary reacquires some of its ownership interests or the subsidiary issues additional ownership interests. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary must be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment. Entities must provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. SFAS 160 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. We will adopt SFAS 160 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

FSP FAS NO. 140-3 -- ACCOUNTING FOR TRANSFERS OF FINANCIAL ASSETS AND REPURCHASE FINANCING TRANSACTIONS

In February 2008, the FASB issued FSP FAS No. 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP 140-3"), regarding the criteria for a repurchase financing to be considered a linked transaction under SFAS 140. A repurchase financing is a transaction where the buyer ("transferee") of a financial asset obtains financing from the seller ("transferor") and transfers the financial asset back to the seller as collateral until the financing is repaid. Under FSP 140-3, the transferor and the transferee shall not separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet the criteria identified in FSP 140-3 in order to receive separate accounting treatment. FSP 140-3 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. FSP 140-3 will be applied prospectively to initial transfers and repurchase financings executed on or after the beginning of the fiscal year in which FSP 140-3 is initially applied. Early application is not permitted. We will adopt FSP 140-3 effective January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS 161 -- DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- AN AMENDMENT OF FASB STATEMENT NO. 133

In March 2008, the FASB issued SFAS 161, which amends and expands current qualitative and quantitative disclosure requirements for derivative instruments and hedging activities. Enhanced disclosures will include: how and why we use derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133; and how derivative instruments and related hedged items affect our financial position, financial performance and cash flows. Quantitative disclosures will be enhanced by requiring a tabular format by primary underlying risk and accounting designation for the fair value amount and location of derivative instruments in the financial statements and the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items. The tabular disclosures should improve transparency of derivative positions existing at the end of the reporting period and the effect of using derivatives during the reporting period. SFAS 161 also requires the disclosure of credit-risk-related contingent features in derivative instruments and cross-referencing within the notes to the consolidated financial statements to assist users in locating information about derivative instruments. The amended and expanded disclosure requirements apply to all derivative instruments within the scope of SFAS 133, non-derivative hedging instruments and all hedged items designated and qualifying as hedges under SFAS 133. SFAS 161 is effective prospectively for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. We will adopt SFAS 161 effective January 1, 2009, at which time we will include these required enhanced disclosures related to derivative instruments and hedging activities in our financial statements.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our consolidated financial condition and results of operations.

SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our consolidated financial condition or results of operations.

EITF NO. 07-5 -- DETERMINING WHETHER AN INSTRUMENT (OR EMBEDDED FEATURE) IS INDEXED TO AN ENTITY'S OWN STOCK

In June 2008, the FASB issued EITF No. 07-5, "Determining Whether an Instrument (or Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides guidance to determine whether an instrument (or an embedded feature) is indexed to an entity's own stock when evaluating the instrument as a derivative under SFAS 133. An instrument that is both indexed to an entity's own stock and classified in stockholder's equity in the entity's statement of financial position is not considered a derivative for the purposes of applying the guidance in SFAS 133. EITF 07-5 provides a two-step process to determine whether an equity-linked instrument (or embedded feature) is indexed to its own stock first by evaluating the instrument's contingent exercise provisions, if any, and second, by evaluating the instrument's settlement provisions. EITF 07-5 is applicable to outstanding instruments as of the beginning of the fiscal year in which the issue is adopted and is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 07-5 on January 1, 2009, and do not expect the adoption will be material to our consolidated financial condition and results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS
157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our consolidated financial statements for the year ending December 31, 2009.

3. ACQUISITION, DIVIDEND OF FPP AND REINSURANCE CEDED TO LNBAR

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot") by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. At that time, JPL, JPLA and JPFIC became wholly-owned by LNC.

DIVIDEND OF FPP

On May 3, 2007, LNL made a dividend to LNC that transferred ownership of our formerly wholly-owned subsidiary, FPP, to LNC. The following table summarizes the dividend of FPP to LNC (in millions):

                                                            DIVIDENDED
                                                               VALUE
                                                            ----------
Investments                                                  $ 1,809
Cash and invested cash                                            20
Deferred acquisition costs and value of business acquired        246
Premiums and fees receivable                                       2
Accrued investment income                                         24
Reinsurance recoverables                                         669
Goodwill                                                           2
Future contract benefits                                        (705)
Other contract holder funds                                   (1,509)
Other liabilities                                                (66)
                                                             -------
   Total dividend of FPP                                     $   492
                                                             =======

The caption dividends declared, in the accompanying Consolidated Statements of Stockholder's Equity, includes the $492 million dividend of FPP presented above.

REINSURANCE CEDED TO LNBAR

We completed a reinsurance transaction during the fourth quarter of 2008 whereby we ceded a block of business to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC, which resulted in the release of approximately $240 million of capital previously supporting a portion of statutory reserves related to our insurance products with secondary guarantees. The following summarizes the impact (in millions) on the Consolidated Balance Sheets for the ceding of this block of business to LNBAR:

ASSETS
Deferred acquisition costs and value of business acquired   $(230)
Other assets                                                 (130)
                                                            -----
   Total assets                                             $(360)
                                                            =====
LIABILITIES
Future contract benefits                                    $(539)
Other contract holder funds                                   (47)
Funds withheld reinsurance liabilities                        434
Deferred loss on business sold through reinsurance            (78)
Other liabilities                                            (130)
                                                            -----
   Total liabilities                                        $(360)
                                                            =====

4. VARIABLE INTEREST ENTITIES

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. We have carefully analyzed each VIE to determine whether we are the primary beneficiary. Based on our analysis of the expected losses and residual returns of the VIEs in which we have a variable interest, we have concluded that there are no VIEs for which we are the primary beneficiary, and, as such, we have not consolidated the VIEs in our consolidated financial statements. However, for those VIEs in which we are not the primary beneficiary, but hold a variable interest, we recognize the fair value of our variable interest in our consolidated financial statements.

Information (in millions) included in our Consolidated Balance Sheet as of December 31, 2008 for those VIEs where we had significant variable interest and where we were a sponsor that held a variable interest was as follows:

                         LNL AMOUNTS RELATED TO VIE
                      -------------------------------
                                              MAXIMUM
                       TOTAL      TOTAL        LOSS
                      ASSETS   LIABILITIES   EXPOSURE
                      ------   -----------   --------
Credit-linked notes     $50        $--         $600

We invested in two credit-linked notes where the note holders do not have voting rights or decision-making capabilities. The entities that issued the credit-linked notes are financed by the note holders, and as such, the note holders participate in the expected losses and residual returns of the entities. Because the note holders' investment does not permit them to make decisions about the entities' activities that would have a significant effect on the success of the entities, we have determined that these entities are VIEs. We are not the primary beneficiary of the VIEs as the multi-tiered class structure of the credit-linked notes requires the subordinated classes of the investment pool to absorb credit losses prior to our class of notes. As a result, we will not absorb the majority of the expected losses and the coupon we receive on the credit-linked notes limits our participation in the residual returns. For information regarding our exposure to loss in our credit-linked notes, see "Credit-Linked Notes" in Note 5.

5. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                     AS OF DECEMBER 31, 2008
                                            ----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------    FAIR
                                               COST     GAINS     LOSSES      VALUE
                                            ---------   -----   ----------   -------
Corporate bonds                              $39,463     $614     $4,993     $35,084
U.S. Government bonds                            158       36         --         194
Foreign government bonds                         509       33         48         494
Mortgage-backed securities:
   Mortgage pass-through securities            1,749       57         37       1,769
   Collateralized mortgage obligations         6,612      168        733       6,047
   Commerical mortgage-backed securities       2,428        7        588       1,847
State and municipal bonds                        118        2          2         118
Hybrid and redeemable preferred stocks         1,521        6        591         936
                                             -------     ----     ------     -------
   Total fixed maturity securities            52,558      923      6,992      46,489
Equity securities                                187        9         57         139
                                             -------     ----     ------     -------
      Total available-for-sale securities    $52,745     $932     $7,049     $46,628
                                             =======     ====     ======     =======

                                                     AS OF DECEMBER 31, 2007
                                            -----------------------------------------
                                                         GROSS UNREALIZED
                                            AMORTIZED   ------------------     FAIR
                                               COST      GAINS     LOSSES      VALUE
                                            ---------   ------   ----------   -------
Corporate bonds                              $42,041    $1,049     $  904     $42,186
U.S. Government bonds                            153        14         --         167
Foreign government bonds                         586        39          4         621
Mortgage-backed securities:
   Mortgage pass-through securities            1,185        23          4       1,204
   Collateralized mortgage obligations         6,441        75        124       6,392
   Commerical mortgage-backed securities       2,598        48         67       2,579
State and municipal bonds                        143         2         --         145
Hybrid and redeemable preferred stocks           103         9          1         111
                                             -------    ------     ------     -------
   Total fixed maturity securities            53,250     1,259      1,104      53,405
Equity securities                                132         9          7         134
                                             -------    ------     ------     -------
      Total available-for-sale securities    $53,382    $1,268     $1,111     $53,539
                                             =======    ======     ======     =======


The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                           AS OF DECEMBER 31, 2008
                                                           -----------------------
                                                             AMORTIZED     FAIR
                                                                COST      VALUE
                                                             ---------   -------
Due in one year or less                                       $ 1,712    $ 1,694
Due after one year through five years                          12,568     11,869
Due after five years through ten years                         14,036     12,013
Due after ten years                                            13,453     11,250
   Subtotal                                                    41,769     36,826
                                                              -------    -------
Mortgage-backed securities                                     10,789      9,663
                                                              -------    -------
      Total fixed maturity available-for-sale securities      $52,558    $46,489
                                                              =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                        AS OF DECEMBER 31, 2008
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                               GROSS                  GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $18,449     $2,303     $5,809     $2,690     $24,258     $4,993
U.S. Government bonds                                    3         --         --         --           3         --
Foreign government bonds                               145         15         50         33         195         48
Mortgage-backed securities:
   Mortgage pass-through securities                     95         25         51         12         146         37
   Collateralized mortgage obligations                 807        279        688        454       1,495        733
   Commercial mortgage-backed securities             1,099        169        474        419       1,573        588
State and municipal bonds                               28          2          2         --          30          2
Hybrid and redeemable preferred stocks                 448        261        406        330         854        591
                                                   -------     ------     ------     ------     -------     ------
   Total fixed maturity securities                  21,074      3,054      7,480      3,938      28,554      6,992
Equity securities                                       82         56          2          1          84         57
                                                   -------     ------     ------     ------     -------     ------
      Total available-for-sale securities          $21,156     $3,110     $7,482     $3,939     $28,638     $7,049
                                                   =======     ======     ======     ======     =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  3,507
                                                                                                            ======

                                                                        AS OF DECEMBER 31, 2007
                                                   -----------------------------------------------------------------
                                                         LESS THAN
                                                    OR EQUAL TO TWELVE    GREATER THAN TWELVE
                                                          MONTHS                 MONTHS                 TOTAL
                                                   --------------------   -------------------   --------------------
                                                                GROSS                 GROSS                  GROSS
                                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                                   -------   ----------   ------   ----------   -------   ----------
Corporate bonds                                    $11,038      $657      $4,142      $247      $15,180     $  904
U.S. Government bonds                                   --        --           3        --            3         --
Foreign government bonds                                81         4          --        --           81          4
Mortgage-backed securities:
   Mortgage pass-through securities                     32        --         189         4          221          4
   Collateralized mortgage obligations               1,672        96       1,069        28        2,741        124
   Commercial mortgage-backed securities               490        46         535        21        1,025         67
State and municipal bonds                               29        --          15        --           44         --
Hybrid and redeemable preferred stocks                  13         1          --        --           13          1
                                                   -------      ----      ------      ----      -------     ------
   Total fixed maturity securities                  13,355       804       5,953       300       19,308      1,104
Equity securities                                       61         7          --        --           61          7
                                                   -------      ----      ------      ----      -------     ------
      Total available-for-sale securities          $13,416      $811      $5,953      $300      $19,369     $1,111
                                                   =======      ====      ======      ====      =======     ======
Total number of securities in an unrealized loss
   position                                                                                                  2,263
                                                                                                            ======

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                   AS OF DECEMBER 31, 2008
                              --------------------------------
                                          GROSS       NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------   ----------
Less than six months          $  781     $  389         159
Six months or greater, but
   less than nine months       1,141        536         206
Nine months or greater, but
   less than twelve months     1,552        785         223
Twelve months or greater       4,027      3,509         785
                              ------     ------       -----
   Total available-for-sale
      securities              $7,501     $5,219       1,373
                              ======     ======       =====

                                   AS OF DECEMBER 31, 2007
                              --------------------------------
                                         GROSS        NUMBER
                               FAIR    UNREALIZED       OF
                               VALUE     LOSSES     SECURITIES
                              ------   ----------  -----------
Less than six months          $  133      $ 48           22
Six months or greater, but
   less than nine months         425       137           30
Nine months or greater, but
   less than twelve months       363       109           17
Twelve months or greater         182        79           57
                              ------      ----         ----
   Total available-for-sale
      securities              $1,103      $373         $126
                              ======      ====         ====

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $5.9 billion increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to a combination of reduced liquidity in several market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

TRADING SECURITIES

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements (in millions) consisted of the following:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                           ------   ------
Corporate bonds                            $1,467   $1,817
U.S. Government bonds                         414      366
Foreign government bonds                       38       45
Mortgage-backed securities:
   Mortgage pass-through securities            31       21
   Collateralized mortgage obligations        118      153
   Commercial mortgage-backed
      securities                               76      104
State and municipal bonds                      13       17
Hybrid and redeemable preferred stocks         30        8
     Total fixed maturity securities        2,187    2,531
Equity securities                               2        2
                                           ------   ------
       Total trading securities            $2,189   $2,533
                                           ======   ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2008, 2007 and 2006 was $172 million, $8 million and $48 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S with the largest concentrations in California and Texas, which accounted for approximately 30% and 29% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income were as follows:

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                    ------------------------
                                     2008     2007     2006
                                    ------   ------   ------
NET INVESTMENT INCOME
Fixed maturity available-for-sale
   securities                       $3,236   $3,264   $2,968
Equity available-for-sale
   securities                            8       19       11
Trading securities                     154      163      181
Mortgage loans on real estate          473      491      466
Real estate                             20       41       36
Standby real estate equity
   commitments                           3       12       18
Policy loans                           177      172      158
Invested cash                           33       49       62
Alternative investments                (34)     102       46
Consent fees                             5       10        8
Other investments                       12       36       15
                                    ------   ------   ------
   Investment income                 4,087    4,359    3,969
Investment expense                    (112)    (178)    (164)
                                    ------   ------   ------
      Net investment income         $3,975   $4,181   $3,805
                                    ======   ======   ======

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                            -----------------------
                                              2008     2007    2006
                                            -------   -----   -----
Fixed maturity available-for-sale
   securities:
   Gross gains                              $    49   $ 120   $ 123
   Gross losses                              (1,059)   (176)    (99)
Equity available-for-sale securities:
   Gross gains                                    1       3       2
   Gross losses                                 (33)   (111)     --
Gain (loss) on other investments                 31      22       5
Associated amortization expense of
   DAC, VOBA, DSI and DFEL and
   changes in other contract holder
   funds and funds withheld
   reinsurance liabilities                      244      29     (38)
                                            -------   -----   -----
      Total realized loss on investments,
         excluding trading securities          (767)   (113)     (7)
Loss on certain derivative
   instruments                                  (83)     (2)      2
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds                                  --       1      --
                                            -------   -----   -----
      Total realized loss on investments
         and certain derivative
         instruments, excluding
         trading securities                 $  (850)  $(114)  $  (5)
                                            =======   =====   =====
Write-downs for other-than-temporary
   impairments included in realized
   loss on available-for-sale
   securities above                         $  (900)  $(257)  $ (64)
                                            =======   =====   =====

See Note 15 for a comprehensive listing of realized loss reported on our Consolidated Statements of Income

SECURITIES LENDING

The carrying values of securities pledged under securities lending agreements were $427 million and $655 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $410 million and $634 million as of December 31, 2008 and 2007, respectively. The carrying value and fair value of the collateral receivable held for derivatives is $17 million as of December 31, 2008. We did not have a collateral payable for derivatives as of December 31, 2007.

REVERSE REPURCHASE AGREEMENTS

The carrying values of securities pledged under reverse repurchase agreements were $470 million and $480 million as of December 31, 2008 and 2007, respectively. The fair values of these securities were $496 million and $502 million as of December 31, 2008 and 2007, respectively.

INVESTMENT COMMITMENTS

As of December 31, 2008, our investment commitments for fixed maturity securities (primarily private placements), limited partnerships, real estate and mortgage loans on real estate were $705 million, which included $267 million of standby commitments to purchase real estate upon completion and leasing.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $6.5 billion or 11% of the invested assets portfolio totaling $60.2 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

CREDIT-LINKED NOTES

As of December 31, 2008 and 2007, other contract holder funds on our Consolidated Balance Sheets included $600 million and $1.2 billion outstanding in funding agreements, respectively. We invested the proceeds of $850 million received for issuing three funding agreements in 2006 and 2007 into three separate credit-linked notes originated by third party companies. One of the credit linked notes totaling $250 million was paid off at par in September of 2008 and as a result, the related structure, including the $250 million funding agreement, was terminated. The two remaining credit-linked notes are asset-backed securities, classified as corporate bonds in the tables above and are reported as fixed maturity securities on our Consolidated Balance Sheets. An additional $300 million funding agreement was assumed as a result of the merger of Jefferson-Pilot, but was not invested into credit-linked notes. This $300 million funding agreement matured on June 2, 2008.

We earn a spread between the coupon received on the credit-linked notes and the interest credited on the funding agreement. Our credit-linked notes were created using a special purpose trust that combines highly rated assets with credit default swaps to produce a multi-class structured security. The high quality asset in these transactions is a AAA-rated asset-backed security secured by a pool of credit card receivables. Our affiliate, Delaware Investments, actively manages the credit default swaps in the underlying portfolios. As permitted in the credit-linked note agreements, Delaware Investments acts as the investment manager for the pool of underlying issuers in each of the transactions. Delaware Investments, from time to time, has directed substitutions of corporate names in the reference portfolio. When substituting corporate names, the issuing special purpose trust transacts with a third party to sell credit protection on a new issuer, selected by Delaware Investments. The cost to substitute the corporate names is based on market conditions and the liquidity of the corporate names. This new issuer will replace the issuer Delaware Investments has identified to remove from the pool of issuers. The substitution of corporate issuers does not revise the credit-linked note agreement. The subordination and the participation in credit losses may change as a result of the substitution. The amount of the change is dependant upon the relative risk of the issuers removed and replaced in the pool of issuers.

Consistent with other debt market instruments, we are exposed to credit losses within the structure of the credit-linked notes, which could result in principal losses to our investments. However, we have attempted to protect our investments from credit losses through the multi-tiered class structure of the credit-linked note, which requires the subordinated classes of the investment pool to absorb all of the credit losses. We own the mezzanine tranche of these investments. To date, there has been one default in the underlying collateral pool of the $400 million credit-linked note and two defaults in the underlying collateral pool of the $200 million credit-linked note. There has been no event of default on the credit-linked notes themselves. We feel the remaining subordination is sufficient to absorb future credit losses, subject to changing market conditions. We do not anticipate any future payments under the credit-linked notes and there are no recourse provisions or assets held as collateral that would enable us to recover payments if made. Similar to other debt market instruments, our maximum principal loss is limited to our original investment of $600 million as of December 31, 2008.

As in the general markets, spreads on these transactions have widened, causing unrealized losses. We had unrealized losses of $550 million on the $600 million in credit-linked notes as of December 31, 2008 and $190 million on the $850 million in credit-linked notes as of December 31, 2007. As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, we believe that these securities were not other-than-temporarily impaired as of December 31, 2008 and 2007.

The following summarizes information regarding our investments in these securities (dollars in millions):

                               AMOUNT AND DATE OF ISSUANCE
                               ---------------------------
                                    $400           $200
                                DECEMBER 2006   APRIL 2007
                                -------------   ----------
Amortized cost(1)                      $400          $200
Fair value(1)                            30            20
Attachment point(1)                    4.77%         1.48%
Maturity                         12/20/2016     3/20/2017
Current rating of tranche(1)           BBB-          Baa2
Current rating of underlying
   collateral pool(1)              Aaa-Caa1       Aaa-Ba3
Number of entities(1)                   124            98
Number of countries(1)                   20            23

----------
(1)  As of December 31, 2008

6. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps, and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock, call options on the Standard & Poor's ("S&P") 500 Index(R) ("S&P 500") are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

As of December 31, 2008 and 2007, we had derivative instruments that were designated and qualified as cash flow hedges. We also had derivative instruments that were economic hedges, but were not designated as hedging instruments under SFAS 133. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.

Our derivative instruments are monitored by LNC's risk management committee as part of that committee's oversight of our derivative activities. LNC's risk management committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

Our hedging strategy is designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuities including the LINCOLN SMARTSECURITY(R) Advantage guaranteed minimum withdrawal benefit ("GWB") feature, the 4LATER(R) Advantage guaranteed income benefit ("GIB") feature and the I4LIFE(R) Advantage GIB feature that is available in our variable annuity products. Certain features of these guarantees, notably our GIB and 4LATER(R) features have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in estimated fair value of the portion of guarantee features that are considered to be derivatives under SFAS 133 is reported in net income. The hedging strategy is designed such that changes in the value of the hedge contracts generally offset changes in the value of the embedded derivative of the GWB and GIB. As part of our current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, our hedge positions may not be totally effective to offset changes in assets and liabilities caused by movements in these factors due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We also distribute indexed annuity contracts. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. This feature represents an embedded derivative under SFAS 133. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain (loss) on our Consolidated Statements of Income. In calculating our future contract benefit liabilities under these contracts, SFAS 133 requires that we calculate fair values of index options we may purchase in the future to hedge contract holder index allocations in future reset periods.

These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the Consolidated Balance Sheet, using current market indicators of volatility and interest rates. Changes in the fair values of these liabilities are included as a component of realized gain (loss) on our Consolidated Statements of Income.

Pursuant to SFAS 157, we have categorized our derivative instruments into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 22 for additional disclosures regarding our fair values required by SFAS 157. We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional amounts along with their carrying values and estimated fair values (in millions), were as follows:

                                                          AS OF DECEMBER 31,
                                              -----------------------------------------
                                                                  ASSETS (LIABILITIES)
                                                                 ----------------------
                                              NOTIONAL AMOUNTS   CARRYING OR FAIR VALUE
                                              ----------------   ----------------------
                                                2008     2007          2008     2007
                                               ------   ------       -------   -----
Cash flow hedges:
   Interest rate swap agreements               $  780   $1,372       $   (50)  $  (5)
   Foreign currency swaps                         366      366            64     (17)
   Call options (based on LNC stock)               --       --            --       1
                                               ------   ------       -------   -----
      Total cash flow hedges                    1,146    1,738            14     (21)
                                               ------   ------       -------   -----
All other derivative instruments:
   Interest rate cap agreements                 2,200    4,100            --       2
   Credit default swaps                           149       60           (51)     --
   Call options (based on LNC stock)               18       23            --      13
   Call options (based on S&P 500 Index(R))     2,951    2,858            31     149
                                               ------   ------       -------   -----
      Total other derivative instruments        5,318    7,041           (20)    164
Embedded derivatives per SFAS 133                  --       --        (2,722)   (303)
                                               ------   ------       -------   -----
         Total derivative instruments          $6,464   $8,779       $(2,728)  $(160)
                                               ======   ======       =======   =====

The carrying or fair value of total derivative instruments (in millions) reported above is reflected within the Consolidated Balance Sheets as follows:

                                                   AS OF DECEMBER 31,
                                                   ------------------
                                                      2008     2007
                                                    -------   -----
Derivative investments                              $    60   $ 172
Reinsurance related derivative asset (liability)        167    (102)
Future contract benefits liability                   (2,904)   (230)
Other liabilities -- credit default swaps               (51)     --
                                                    -------   -----
   Total                                            $(2,728)  $(160)
                                                    =======   =====

The notional amount of derivative financial instruments by maturity (in millions) was as follows:

                                                   REMAINING LIFE AS OF DECEMBER 31, 2008
                                              -----------------------------------------------
                                              LESS THAN    1 - 5   5 - 10     AFTER
                                                1 YEAR     YEARS    YEARS   10 YEARS    TOTAL
                                              ---------   ------   ------   --------   ------
Cash flow hedges:
   Interest rate swap agreements                $  146    $  128    $240      $266     $  780
   Foreign currency swaps                           --        --     231       135        366
                                                ------    ------    ----      ----     ------
      Total cash flow hedges                       146       128     471       401      1,146
                                                ------    ------    ----      ----     ------
All other derivative instruments:
   Interest rate cap agreements                  1,200     1,000      --        --      2,200
   Credit default swaps                             --        60      89        --        149
   Call options (based on LNC stock)                --        18      --        --         18
   Call options (based on S&P 500 Index(R))      2,185       766      --        --      2,951
                                                ------    ------    ----      ----     ------
      Total other derivative instruments         3,385     1,844      89        --      5,318
                                                ------    ------    ----      ----     ------
         Total derivative instruments           $3,531    $1,972    $560      $401     $6,464
                                                ======    ======    ====      ====     ======

The settlement payments and mark-to-market adjustments on derivative instruments (in millions) recorded on our Consolidated Statements of Income were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                           -------------------
                                            2008   2007   2006
                                           -----   ----   ----
Cash flow hedges:
   Interest rate swap agreements(1)        $   4    $ 5    $ 5
   Foreign currency swaps(1)
                                              (1)    (1)    (1)
                                           -----    ---    ---
      Total cash flow hedges                   3      4      4
                                           -----    ---    ---
All other derivative instruments:
   Credit default swaps(1)                     1     --     --
   Call options (based on LNC stock)(2)       (8)    (3)    10
   Call options (based on S&P 500)(3)       (204)     6     62
                                           -----    ---    ---
      Total other derivative instruments    (211)     3     72
                                           -----    ---    ---
         Total derivative instruments      $(208)   $ 7    $76
                                           =====    ===    ===

----------
(1)  Reported in net investment income on our Consolidated Statements of Income.

(2) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(3)  Reported in net realized loss on our Consolidated Statements of Income.

DERIVATIVE INSTRUMENTS DESIGNATED AS CASH FLOW HEDGES

Gains (losses) (in millions) on derivative instruments designated as cash flow hedges were as follows:

                                                   FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  --------------------
                                                  2008    2007    2006
                                                  ----    ----    ----
Ineffective portion recognized in realized loss    $ 1     $(1)    $ 1
                                                   ===     ===     ===
Gains recognized as a component of OCI with the
   offset to:
   Net investment (income)                         $(2)    $(3)    $(3)
   Benefit expense (recovery)                       --      (1)     (1)
                                                   ---     ---     ---
                                                   $(2)    $(4)    $(4)
                                                   ===     ===     ===

As of December 31, 2008, $7 million of the deferred net gains on derivative instruments in accumulated OCI were expected to be reclassified to earnings during 2009. This reclassification is due primarily to the receipt of interest payments associated with variable rate securities and forecasted purchases, payment of interest on our long-term debt, the receipt of interest payments associated with foreign currency securities, and the periodic vesting of stock appreciation rights ("SARs").

For the years ended December 31, 2008, 2007 and 2006, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

INTEREST RATE SWAP AGREEMENTS

We use a portion of our interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receive a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income. Gains or losses on interest rate swaps hedging our interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

In addition, we use interest rate swap agreements to hedge our exposure to fixed rate bond coupon payments and the change in underlying asset values as interest rates fluctuate. The net receipts/payments from these interest rate swaps are recorded in net investment income on our Consolidated Statements of Income.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains or losses on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as the related bond interest is accrued.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on our stock. Upon option expiration, the payment, if any, is the increase in our stock price over the strike price of the option applied to the number of contracts. Call options hedging vested SARs are not eligible for hedge accounting and are marked-to-market through net income. Call options hedging non-vested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of the SARs liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of the related SARs. Our call option positions will be maintained until such time the related SARs are either exercised or expire and our SARs liabilities are extinguished.

ALL OTHER DERIVATIVE INSTRUMENTS

We use various other derivative instruments for risk management and income generation purposes that either do not qualify for hedge accounting treatment or have not currently been designated by us for hedge accounting treatment.

INTEREST RATE CAP AGREEMENTS

The interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection from the effect of rising interest rates for our annuity business, within our Retirement Solutions - Annuities and Retirement Solutions - Defined Contribution segments. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

CALL OPTIONS (BASED ON LNC STOCK)

We use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark-to-market changes are recorded in net income as underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

CALL OPTIONS (BASED ON S&P 500)

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held generally offsets the change in value of the embedded derivative within the indexed annuity, both of which are recorded as a component of realized gain
(loss) on our Consolidated Statements of Income.

CREDIT DEFAULT SWAPS

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring. Our credit default swaps are not currently qualified for hedge accounting under SFAS 133, as amounts are insignificant

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Information related to our open credit default swaps for which we are the seller (in millions) as of December 31, 2008, was as follows:

              REASON     NATURE       CREDIT                  MAXIMUM
               FOR         OF        RATING OF      FAIR     POTENTIAL
 MATURITY    ENTERING   RECOURSE   COUNTERPARTY   VALUE(4)     PAYOUT
----------   --------   --------   ------------   --------   ---------
 3/20/2010      (1)        (3)        Aa3/A+        $(1)       $ 10
 6/20/2010      (1)        (3)         Aa2/A         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)        Aa2/A+         --          10
12/20/2012      (2)        (3)          A1/A         --          10
12/20/2012      (2)        (3)          A1/A         (1)         10
 3/20/2017      (2)        (3)          A2/A        (14)         22(5)
 3/20/2017      (2)        (3)          A2/A        (10)         14(5)
 3/20/2017      (2)        (3)          A2/A         (8)         18(5)
 3/20/2017      (2)        (3)          A2/A        (11)         18(5)
 3/20/2017      (2)        (3)          A2/A         (6)         17(5)
                                                   ----        ----
                                                   $(51)       $149
                                                   ====        ====

----------
(1) Credit default swap was entered into in order to generate income by providing protection on a highly rated basket of securities in return for a quarterly payment.

(2) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(3) Seller does not have the right to demand indemnification/compensation from third parties in case of a loss (payment) on the contract.

(4) Broker quotes are used to determine the market value of credit default swaps.

(5) These credit default swaps were sold to a counter party of the issuing special purpose trust as discussed in the "Credit-Linked Notes" section in
     Note 5.

EMBEDDED DERIVATIVES

DEFERRED COMPENSATION PLANS

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked-to-market through net income in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

MODCO AND CFW ARRANGEMENTS

We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivatives, as well as the gains or losses on trading securities supporting these arrangements, are recorded through net income as a component of realized gain (loss) on our Consolidated Statements of Income. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $15 million and $(211) million as of December 31, 2008 and 2007, respectively.

DERIVATIVE RELATED TO REINSURANCE CEDED TO AFFILIATE

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges. These embedded derivatives are included in reinsurance related derivative asset or (liability) on the Consolidated Balance Sheets; which amounts were $152 million and $109 million as of December 31, 2008 and 2007, respectively.

VARIABLE ANNUITY PRODUCTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Consolidated Statements of Income. As of December 31, 2008 and 2007, we had approximately $12.7 billion and $18.9 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $4.7 billion and $4.9 billion, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivatives of the GWB and GIB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

AVAILABLE-FOR-SALE SECURITIES

We own various debt securities that either: contain call options to exchange the debt security for other specified securities of the borrower, usually common stock; or contain call options to receive the return on equity-like indexes. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133; therefore, the change in fair value of the embedded derivatives flows through net investment income on our Consolidated Statements of Income.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We and LNC are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We do not believe the inclusion of termination or collateralization events pose any material threat to the liquidity position of any insurance subsidiary of the Company. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2008 and 2007, the exposure was $150 million and $169 million, respectively.

7. FEDERAL INCOME TAXES

The components of federal income tax expense (benefit) as reported on the Consolidated Statements of Income (in millions) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                                -------------------
                                                 2008   2007   2006
                                                -----   ----   ----
Current                                         $(292)  $372   $244
Deferred                                          224    132    216
                                                -----   ----   ----
   Total federal income tax expense (benefit)   $ (68)  $504   $460
                                                =====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Tax rate of 35% times pre-tax income               $ 65   $610   $568
Effect of:
   Separate account dividend received deduction     (82)   (88)   (80)
   Tax credits                                      (25)   (22)   (21)
   Prior year tax return adjustment                 (34)   (14)   (25)
   Other items                                        8     18     18
                                                   ----   ----   ----
      Provision (benefit) for income taxes         $(68)  $504   $460
                                                   ====   ====   ====
   Effective tax rate                               N/M     29%    28%
                                                   ====   ====   ====

The effective tax rate is a ratio of tax expense over pre-tax income. Since the pre-tax income of $186 million resulted in a tax benefit of $68 million in 2008, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other assets as of December 31, 2008, and other liabilities as of December 31, 2007, on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                   2008    2007
                                                   ----   -----
Current                                            $(66)  $(390)
Deferred                                            954    (239)
                                                   ----   -----
   Total federal income tax asset (liability)      $888   $(629)
                                                   ====   =====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2008     2007
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,550   $1,904
Reinsurance deferred gain                                       190      244
Modco embedded derivative                                        --       74
Postretirement benefits other than pensions                      21        8
Compensation and benefit plans                                  135      175
Net unrealized loss on securities available-for-sale          2,142       --
Other investments                                               362       77
Ceding commission asset                                           5        7
Other                                                           102       55
                                                             ------   ------
      Total deferred tax assets                               4,507    2,544
                                                             ------   ------
DEFERRED TAX LIABILITIES
Deferred acquisition costs                                    1,992    1,436
Net unrealized gain on securities available-for-sale             --       40
Net unrealized gain on trading securities                        12       71
Present value of business in-force                            1,317      985
Modco embedded derivative                                         5       --
Other                                                           227      251
                                                             ------   ------
   Total deferred tax liabilities                             3,553    2,783
                                                             ------   ------
      Net deferred tax asset (liability)                     $  954   $ (239)
                                                             ======   ======

LNL and its affiliates, with the exception of JPL, JPFIC and JPLA as noted below, are part of a consolidated federal income tax filing with LNC. JPL filed a separate federal income tax return until its merger with LNL on April 2, 2007. JPFIC filed a separate federal income tax return until its merger into LNL on July 2, 2007. JPLA was part of a consolidated federal income tax filing with JPFIC until its merger with LNY on April 2, 2007.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007, $142 million and $134 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $48 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                           2008   2007
                                                           ----   ----
Balance at beginning-of-year                               $290   $272
   Increases for prior year tax positions                    16      5
   Decreases for prior year tax positions                   (46)    (1)
   Increases for current year tax positions                  20     21
   Decreases for current year tax positions                  (6)    (7)
   Decreases for settlements with taxing authorities         (8)    --
   Decreases for lapse of statute of limitations             (2)    --
                                                           ----   ----
      Balance at end-of-year                               $264   $290
                                                           ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.

During the years ended December 31, 2008, 2007 and 2006, we recognized interest and penalty expense related to uncertain tax positions of $1 million, $19 million and $13 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $64 million and $64 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot Corporation and its subsidiaries, the IRS is examining tax year ended April 2nd, 2006.

8. DAC, VOBA, AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $262 million, for a reversion to the mean prospective unlocking of DAC, VOBA, and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $5,765   $4,577   $3,676
   Cumulative effect of adoption of SOP 05-1            --      (31)      --
   Dividend of FPP                                      --     (246)      --
   Reinsurance ceded to LNBAR                         (230)      --       --
   Deferrals                                         1,811    2,002    1,479
   Amortization, net of interest:
      Prospective unlocking -- assumption changes     (368)      27       (9)
      Prospective unlocking -- model refinements        44      (49)      (2)
      Retrospective unlocking                         (120)      64       35
      Other amortization, net of interest             (704)    (753)    (635)
   Adjustment related to realized gains on
      available-for-sale securities and
      derivatives                                      129       78      (53)
   Adjustment related to unrealized losses on
      available-for-sale securities and
      derivatives                                    1,094       96       86
                                                    ------   ------   ------
         Balance at end-of-year                     $7,421   $5,765   $4,577
                                                    ======   ======   ======

Changes in VOBA (in millions) were as follows:

                                                          FOR THE YEARS
                                                       ENDED DECEMBER 31,
                                                    ------------------------
                                                     2008     2007     2006
                                                    ------   ------   ------
Balance at beginning-of-year                        $2,809   $3,032   $  742
   Cumulative effect of adoption of
      SOP 05-1                                          --      (35)      --
   Business acquired                                    --       14    2,478
   Deferrals                                            40       46       96
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (7)      13        5
      Prospective unlocking -- model refinements         6       (2)      --
      Retrospective unlocking                          (38)      13        6
      Other amortization                              (335)    (421)    (349)
   Accretion of interest                               116      125      111
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                       98       --       (9)
   Adjustment related to unrealized gains
      (losses) on available-for-sale securities
      and derivatives                                1,074       24      (48)
                                                    ------   ------   ------
         Balance at end-of-year                     $3,763   $2,809   $3,032
                                                    ======   ======   ======

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $  258
2010            241
2011            209
2012            192
2013            175
Thereafter    1,626
             ------
   Total     $2,701
             ======

Changes in DSI (in millions) were as follows:

                                                      FOR THE YEARS
                                                   ENDED DECEMBER 31,
                                                   ------------------
                                                   2008   2007   2006
                                                   ----   ----   ----
Balance at beginning-of-year                       $279   $194   $129
   Cumulative effect of adoption of SOP 05-1         --     (3)    --
   Deferrals                                         96    116     86
   Amortization, net of interest:
      Prospective unlocking -- assumption changes   (37)     2      1
      Prospective unlocking -- model refinements     --     (1)    --
      Retrospective unlocking                        (6)     1      3
      Other amortization, net of interest           (28)   (35)   (22)
   Adjustment related to realized gains (losses)
      on available-for-sale securities and
      derivatives                                     6      5     (3)
                                                   ----   ----   ----
         Balance at end-of-year                    $310   $279   $194
                                                   ====   ====   ====

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income, excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                        FOR THE YEARS
                                                      ENDED DECEMBER 31,
                                                 ---------------------------
                                                   2008      2007      2006
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 5,853   $ 5,645   $ 4,587
Reinsurance assumed                                   18        12         8
Reinsurance ceded                                 (1,056)   (1,063)   (1,021)
                                                 -------   -------   -------
   Total insurance premiums and fees, net        $ 4,815   $ 4,594   $ 3,574
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,245   $ 3,579   $ 2,662
Reinsurance recoveries netted against benefits    (1,600)   (1,249)     (904)
                                                 -------   -------   -------
   Total benefits, net                           $ 2,645   $ 2,330   $ 1,758
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 50% to 55% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $1.1 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ceding companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $4.2 billion as of December 31, 2008. Swiss Re has funded a trust, with a balance of $1.9 billion as of December 31, 2008, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2008, included $1.8 billion and $26 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain in the liability section of our Consolidated Balance Sheets in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration

Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2008, 2007 and 2006 we amortized $50 million, $55 million and $49 million, after-tax, respectively, of deferred gain on the sale of the reinsurance operation.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our Consolidated Balance Sheets as of December 31, 2008, may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 the Company would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would not transfer any cash to Swiss Re as a result of these developments.

In the second quarter of 2007, we recognized increased reserves on the business sold and recognized a deferred gain that is being amortized into income at the rate that earnings are expected to emerge within a 15 year period. This adjustment resulted in a non-cash charge of $13 million, after-tax, to increase reserves, which was partially offset by a cumulative "catch-up" adjustment to the deferred gain amortization of $5 million, after-tax, for a total decrease to net income of $8 million. The impact of the accounting for reserve adjustments related to this reinsurance treaty is excluded from our definition of income from operations.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                               FOR THE YEAR ENDED DECEMBER 31, 2008
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,046        $ (6)         $--      $1,040
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,199         (13)                   2,186
   Group Protection            274          --           --         274
                            ------        ----          ---      ------
      Total goodwill        $3,539        $(19)         $--      $3,520
                            ======        ====          ===      ======

                               FOR THE YEAR ENDED DECEMBER 31, 2007
                          ---------------------------------------------
                          BALANCE AT     PURCHASE               BALANCE
                          BEGINNING-    ACCOUNTING   DIVIDEND   AT END-
                            OF-YEAR    ADJUSTMENTS    OF FPP    OF-YEAR
                          ----------   -----------   --------   -------
Retirement Solutions:
   Annuities                $1,032         $14          $--      $1,046
   Defined Contribution         20          --           --          20
Insurance Solutions:
   Life Insurance            2,181          20           (2)      2,199
   Group Protection            281          (7)          --         274
                            ------         ---          ---      ------
      Total goodwill        $3,514         $27          $(2)     $3,539
                            ======         ===          ===      ======

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units, which utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach).

All of our reporting units passed the Step 1 analysis. While the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test by performing a hypothetical purchase price allocation as if the reporting unit had been acquired for its estimated fair value on that date. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                AS OF DECEMBER 31,
                                                -------------------------------------------------
                                                          2008                      2007
                                                -----------------------   -----------------------
                                                  GROSS                     GROSS
                                                CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                                 AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                                --------   ------------   --------   ------------
Individual Markets -- Life Insurance:
   Sales force                                    $100          $11         $100          $ 7
Retirement Solutions -- Defined Contribution:
   Mutual fund contract rights(1)                    3           --            3           --
                                                  ----          ---         ----          ---
      Total                                       $103          $11         $103          $ 7
                                                  ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2008 was as follows:

2009         $ 4
2010           4
2011           4
2012           4
2013           4
Thereafter    69
             ---
   Total     $89
             ===

11. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Consolidated Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See Note 22 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as guaranteed living benefits ("GLB"), which is reported as a component of realized gain (loss) on our Consolidated Statements of Income and is discussed in Note 16.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                         $33,907    $44,833
Net amount at risk(1)                         6,337         93
Average attained age of contract holders   56 years   55 years
MINIMUM RETURN
Total account value                         $   191    $   355
Net amount at risk(1)                           109         25
Average attained age of contract holders   68 years   68 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                         $16,950    $25,537
Net amount at risk(1)                         8,402        359
Average attained age of contract holders   65 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    --------------------
                                    2008    2007    2006
                                    ----    ----    ----
Balance at beginning-of-year        $ 38     $23     $15
   Cumulative effect of adoption
      of SOP 05-1                     --      (4)     --
   Changes in reserves               312      25      14
   Benefits paid                     (73)     (6)     (6)
                                    ----     ---     ---
Balance at end-of-year              $277     $38     $23
                                    ====     ===     ===

The changes to the benefit reserves amounts above are reflected in benefits on our Consolidated Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008       2007
                                    -------    -------
ASSET TYPE
Domestic equity                     $24,877    $44,982
International equity                  9,204      8,076
Bonds                                 6,701      8,034
Money market                          5,802      6,545
                                    -------    -------
   Total                            $46,584    $67,637
                                    =======    =======
Percent of total variable annuity
  separate account values                99%        97%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 34% of permanent life insurance in force as of December 31, 2008 and approximately 68% of sales for these products in 2008.

12. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                            2008     2007
                                          -------  -------
Account values and other contract
   holder funds                           $57,875  $56,668
Deferred front-end loads                      948      768
Contract holder dividends payable             498      524
Premium deposit funds                         109      113
Undistributed earnings on participating
   business                                    11       95
                                          -------  -------
      Total other contract holder funds   $59,441  $58,168
                                          =======  =======

As of December 31, 2008 and 2007, participating policies comprised approximately 1.4% and 1.5%, respectively, of the face amount of insurance in force, and dividend expenses were $92 million for the year ended December 31, 2008 and $85 million for the years ended December 31, 2007 and 2006, respectively.

13. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2008     2007
                                       ------   ------
Short-term debt(1)                     $    4   $   18
Note due LNC, due 2009                     --      155
                                       ------   ------
   Total short-term debt               $    4   $  173
                                       ======   ======
Long-term debt:
   Note due LNC, due 2010              $  155   $   --
   LIBOR + 0.03% note, due 2017           250       --
   LIBOR + 1.00% note, due 2037           375      375
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,080   $1,675
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

A consolidated subsidiary of LNL issued two notes for a combined amount not to exceed $250 million to LNC in 2006. The notes called for us to pay the principal amount of the notes on or before September 30, 2008 and interest to be paid monthly at a rate equal to the Federal Reserve Board's 30 day AA- financial commercial paper rate plus ten basis points. As of December 31, 2006, $139 million had been advanced to us and was classified as long-term debt. During 2007, $16 million was borrowed, bringing the outstanding balance to $155 million, which was classified as short-term debt. During the third quarter of 2008, the notes were extended and are now due on September 30, 2010. The notes are now classified as long-term debt.

In the third quarter of 2008, LNL made an investment of $19 million in the Federal Home Loan Bank of Indianapolis ("FHLBI"), a AAA-rated entity. This relationship provides us with another source of liquidity as an alternative to commercial paper and repurchase agreements as well as provides funding at comparatively low borrowing rates. We are allowed to borrow up to 20 times the amount of our common stock investment in FHLBI. All borrowings from the FHLBI are required to be secured by certain investments owned by LNL. As of December 31, 2008, based on our common stock investment, we had borrowing capacity of up to approximately $378 million from FHLBI. We also had a $250 million floating-rate term loan outstanding under the facility due June 20, 2017, which may be prepaid beginning June 20, 2010.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037 and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

During 2007, our surplus note for $50 million to HARCO Capital Corporation was transferred to LNC. This note calls for us to pay the principal amount of the note on or before September 30, 2024 and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part twice per year. Any payment of interest or repayment of principal may be paid only if we have obtained the prior written approval of the Indiana Insurance Commissioner, have adequate earned surplus funds for such payment and if such payment would not cause us to violate the statutory capital requirements as set forth in the General Statutes of Indiana.

We issued a surplus note for $500 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. This note calls for us to pay the principal amount of the note on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

14. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of LNL. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

COMMITMENTS

LEASES

We lease our home office in Fort Wayne, Indiana through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of 5 years each in accordance with the lease agreement. In 2007, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2013.

Total rental expense on operating leases for the years ended December 31, 2008, 2007 and 2006 was $49 million, $56 million and $53 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2008 were as follows:

2009         $ 50
2010           38
2011           33
2012           26
2013           21
Thereafter    107
             ----
             $275
   Total     ====

INFORMATION TECHNOLOGY COMMITMENT

In February 1998, LNC signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, LNC completed renegotiations and extended the contract through February 2010. Annual costs are dependent on usage but are expected to be approximately $9 million.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity product offered in our Retirement Solutions - Annuities segment is significant to this segment. The American Legacy Variable Annuity product accounted for 37%, 46% and 48% of Retirement Solutions - Annuities' variable annuity product deposits in 2008, 2007 and 2006, respectively and represented approximately 62%, 66% and 67% of our total Retirement Solutions - Annuities' variable annuity product account values as of December 31, 2008, 2007 and 2006. In addition, fund choices for certain of our other variable annuity products offered in our Retirement Solutions - Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Retirement Solutions
- Annuities segment, AFIS funds accounted for 44%, 55% and 58% of variable annuity product deposits in 2008, 2007 and 2006 respectively and represented 70%, 75% and 75% of the segment's total variable annuity product account values as of December 31, 2008, 2007 and 2006, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $6 million and $4 million as of December 31, 2008 and 2007, respectively.

GUARANTEES

We have guarantees with off-balance-sheet risks having contractual values of $1 million and $2 million as of December 31, 2008 and 2007, respectively, whose contractual amounts represent credit exposure. We have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. We have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default by borrowers, we have recourse to the underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009. Our assessment of the off-balance-sheet risk was based upon the borrower's credit rating of Baa1.

TAX MATTERS

Changes to the Internal Revenue Code, administrative rulings or court decisions could increase our effective tax rate. In this regard, on August 16, 2007, the Internal Revenue Service ("IRS") issued a revenue ruling that purports, among other things, to modify the calculation of the separate account dividends received deduction received by life insurance companies. Subsequently, the IRS issued another revenue ruling that suspended the August 16, 2007, ruling and announced a new regulation project on the issue. See Note 7 for the impact of the separate account dividends received deduction on our effective tax rate.

15. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                        ----------------------
                                          2008     2007   2006
                                        -------   -----   ----
UNREALIZED GAINS ON
   AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-year            $    76   $ 421   $452
Other comprehensive income (loss):
   Unrealized holding losses arising
      during the year                    (7,316)   (871)   (96)
   Change in DAC, VOBA and
      other contract holder funds         2,522     177     29
   Income tax benefit                     1,703     243     23
   Change in foreign currency
      exchange rate adjustment              (66)     18      5
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                      (1,042)   (164)    24
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds              244      29    (37)
      Income tax benefit                    279      47      5
                                        -------   -----   ----
            Balance at end-of-year      $(2,562)  $  76   $421
                                        =======   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2008   2007   2006
                                         ----   ----   ----
UNREALIZED GAINS ON
   DERIVATIVE INSTRUMENTS
Balance at beginning-of-year             $(19)  $ (9)  $  7
Other comprehensive income (loss):
   Unrealized holding gains arising
      during the year                     (42)    14    (22)
   Change in DAC, VOBA and
      other contract holder funds         (36)    (6)     1
   Income tax (expense) benefit            27     11      2
   Change in foreign currency
      exchange rate adjustment              1    (30)     4
   Less:
      Reclassification adjustment for
         gains (losses) included in
         net income                       (83)    (2)     2
      Associated amortization of
         DAC, VOBA, DSI, DFEL
         and changes in other
         contract holder funds             --      1     --
      Income tax (expense) benefit         29     --     (1)
                                         ----   ----   ----
            Balance at end-of-year       $(15)  $(19)  $ (9)
                                         ====   ====   ====
MINIMUM PENSION LIABILITY
   ADJUSTMENT
Balance at beginning-of-year             $ --   $ --   $ (6)
Other comprehensive income (loss):
   Adjustment arising during the year      --     --      6
                                         ----   ----   ----
         Balance at end-of-year          $ --   $ --   $ --
                                         ====   ====   ====
FUNDED STATUS OF EMPLOYEE
   BENEFIT PLANS
Balance at beginning-of-year             $ (4)  $  4    $--
Other comprehensive income (loss):
   Adjustment arising during the
      year                                (45)   (13)    --
   Income tax benefit                      17      5     --
    Adjustment for adoption of
      SFAS 158, net of tax                 --     --      4
                                         ----   ----   ----
            Balance at end-of-year       $(32)  $ (4)  $  4
                                         ====   ====   ====

16. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Consolidated Statements of Income were as follows:

                                                         FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ----------------------
                                                        2008     2007    2006
                                                       -----    -----    ----
Total realized loss on investments and certain
   derivative instruments, excluding trading
   securities(1)                                       $(850)   $(114)   $ (5)
Gain on certain reinsurance derivative/trading
   securities(2)                                           5        2       4
Indexed annuity net derivative results(3):
   Gross                                                  13      (17)     (2)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            22        9       1
Guaranteed living benefits:
   Gross                                                   2      (36)    (16)
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                           (23)      28     (19)
Guaranteed death benefits(4):
   Associated amortization expense of DAC, VOBA, DSI
      and DFEL                                            --        1       2
                                                       -----    -----    ----
        Total realized (loss)                          $(831)   $(127)   $(35)
                                                       =====    =====    ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 5 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157. The year ended December 31, 2008, includes a $10 million gain from the initial impact of adopting SFAS 157.

(4) Represents the change in the fair value of the derivatives used to hedge our GDB riders.

17. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                               DECEMBER 31,
                                       ---------------------------
                                        2008       2007      2006
                                       ------    -------    ------
Commissions                            $1,863    $ 2,051    $1,527
General and administrative expenses     1,282      1,246     1,093
DAC and VOBA deferrals and interest,
   net of amortization                   (445)    (1,065)     (735)
Other intangibles amortization              4          4         3
Taxes, licenses and fees                  200        192       158
Merger-related expenses                    50         92        27
                                       ------    -------    ------
      Total                            $2,954    $ 2,520    $2,073
                                       ======    =======    ======

All restructuring charges are included in underwriting, acquisition, insurance and other expenses within primarily Other Operations on our Consolidated Statements of Income in the year incurred and for the 2006 restructuring plan most such charges are included within merger-related expenses in the table above.

2008 RESTRUCTURING PLAN

Starting in December 2008, we implemented a restructuring plan in response to the current economic downturn and sustained market volatility, which focused on reducing expenses. These actions included the elimination of approximately 500 jobs across the Company. During the fourth quarter, we recorded a pre-tax charge of $8 million and expect to record additional pre-tax charges of approximately $7 million in 2009 for severance, benefits and related costs associated with the plan for workforce reduction and other restructuring actions. We expect to complete the plan by the end of 2009.

2006 RESTRUCTURING PLAN

Upon completion of the merger with Jefferson-Pilot, we implemented a restructuring plan relating to the integration of our legacy operations with those of Jefferson-Pilot. The realignment will enhance productivity, efficiency and scalability while positioning us for future growth.

Details underlying reserves for restructuring charges (in millions) were as follows:

                                                      TOTAL
                                                      -----
Restructuring reserve at December 31, 2007             $  2
Amounts incurred in 2008
   Employee severance and termination benefits            2
   Other                                                 --
                                                       ----
      Total 2008 restructuring charges                    2
Amounts expended in 2008                                 (3)
                                                       ----
         Restructuring reserve at December 31, 2008    $  1
                                                       ====
Additional amounts expended in 2008 that do not
   qualify as restructuring charges                    $ 48
Total expected costs                                    190
Expected completion date: 4th Quarter 2009

The total expected costs include both restructuring charges and additional expenses that do not qualify as restructuring charges that are associated with the integration activities. Merger integration costs relating to employee severance and termination benefits of $13 million were included in other liabilities on our Consolidated Balance Sheets in the purchase price allocation. In the first quarter of 2007, an additional $9 million was recorded to goodwill and other liabilities as part of the final adjustment to the purchase price allocation related to employee severance and termination benefits.

18. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LNL, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest Credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors, including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our defined benefit plan asset activity and defined benefit plan obligations was as follows:

                                                           AS OF AND FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                        -----------------------------------
                                                         2008      2007      2008      2007
                                                        -----     -----     -----     -----
                                                                                 OTHER
                                                            PENSION          POSTRETIREMENT
                                                            BENEFITS            BENEFITS
                                                        ---------------     ---------------
CHANGE IN PLAN ASSETS
Fair value at beginning-of-year                         $ 140     $ 141     $  --     $  --
Actual return on plan assets                              (31)        8        --        --
Company and participant contributions                      --        (1)        2         2
Benefits paid                                              (8)       (8)       (2)       (2)
                                                        -----     -----     -----     -----
   Fair value at end-of-year                              101       140        --        --
                                                        -----     -----     -----     -----
CHANGE IN BENEFIT OBLIGATION
Balance at beginning-of-year                              116       117        14        19
Interest cost                                               7         7         1         1
Plan participants' contributions                           --        --         1         1
Actuarial (gains) losses                                   --        --        --        (4)
Benefits paid                                              (8)       (8)       (2)       (3)
                                                        -----     -----     -----     -----
   Balance at end-of-year                                 115       116        14        14
                                                        -----     -----     -----     -----
      Funded status of the plans                        $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                            $   5     $  25     $  --     $  --
Other liabilities                                         (19)       (1)      (14)      (14)
                                                        -----     -----     -----     -----
   Net amount recognized                                $ (14)    $  24     $ (14)    $ (14)
                                                        =====     =====     =====     =====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                         $  35     $   8     $  (3)    $  (4)
                                                        -----     -----     -----     -----
   Net amount recognized                                $  35     $   8     $  (3)    $  (4)
                                                        =====     =====     =====     =====
RATE OF INCREASE IN COMPENSATION
Salary continuation plan                                  N/A      4.00%      N/A      0.00%
All other plans                                           N/A      4.00%     4.00%     4.00%
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                        6.00%     6.08%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%
Net periodic benefit cost:
   Weighted-average discount rate                        6.00%     6.00%     6.00%     6.00%
   Expected return on plan assets                        8.00%     8.00%     6.50%     6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the plan's target plan allocation. LNC reevaluates this assumption at an interim date each plan year. For 2009, our expected return on plan assets for the U.S. pension plan will be 8%.

The calculation of the accumulated postretirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) was as follows:

                                                     AS OF DECEMBER 31,
                                                     ------------------
                                                     2008   2007   2006
                                                     ----   ----   ----
Health care cost trend rate                           N/A     12%    12%
Pre-65 health care cost trend rate                     10%   N/A    N/A
Post-65 health care cost trend rate                    12%   N/A    N/A
Ultimate trend rate                                     5%     5%     5%
Year that the rate reaches the ultimate trend rate   2019   2018   2017

In order to improve the measurement of the heath care trend rate with industry trends and practice, we separated our trend rate to assess the pre-65 and post-65 populations separately for the year ended December 31, 2008. LNC expects the health care cost trend rate for 2009 to be 10% for pre-65 and 13% for the post-65 population. The health care cost trend rate assumption is a key percentage that affects the amounts reported. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components of less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 -----------------
                                    2008   2007
                                    ----   ----
Accumulated benefit obligation       $91    $ 1
Projected benefit obligation          91      1
Fair value of plan assets
                                      72     --

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net defined benefit pension plan and postretirement benefit plan expense (in millions) were as follows:

                                                   FOR THE YEARS ENDED DECEMBER 31,
                                             ------------------------------------------
                                                                   OTHER POSTRETIREMENT
                                               PENSION BENEFITS          BENEFITS
                                             -------------------   --------------------
                                             2008    2007   2006    2008   2007   2006
                                             ----   -----   ----    ----   ----   ----
Interest cost                                $  7    $  7    $ 6     $ 1    $ 1    $ 1
Expected return on plan assets                (11)    (11)    (9)     --     --     --
Recognized net actuarial (gain) loss            1      --      1      (1)    (1)    --
                                             ----    ----    ---     ---    ---    ---
   Net periodic benefit expense (recovery)   $ (3)   $ (4)   $(2)    $--    $--    $ 1
                                             ====    ====    ===     ===    ===    ===

For 2009, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial (gains) losses is expected to be approximately a $5 million loss for our pension benefit plan and approximately an $1 million gain for our postretirement benefit plan.

PLAN ASSETS

Our pension plan asset allocations by asset category based on estimated fair values were as follows:

                               AS OF
                            DECEMBER 31,
                            ------------     TARGET
                             2008   2007   ALLOCATION
                             ----   ----   ----------
Domestic large cap equity      32%    37%      35%
International equity           14%    15%      15%
Fixed income securities        53%    48%      50%
Cash and cash equivalents       1%     0%       0%
                              ---    ---
   Total                      100%   100%
                              ===    ===

The primary investment objective for the assets related to our U.S. defined benefit pension plan is for capital appreciation with an emphasis on avoiding undue risk. Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities and other asset classes the investment managers deem prudent. Three- and five-year time horizons are utilized as there are inevitably short-run fluctuations, which will cause variations in investment performance.

Our defined benefit plan assets have been combined into a master retirement trust where a variety of qualified managers, with Northern Trust as the manager of managers, are expected to rank in the upper 50% of similar funds over the three-year periods and above an appropriate index over five-year periods. Managers are monitored for adherence to approved investment policy guidelines, changes in material factors and legal or regulatory actions. Managers not meeting these criteria will be subject to additional due diligence review, corrective action or possible termination.

We currently target asset weightings as follows: domestic equity allocations (32%) are split into large cap growth (14%), large cap value (14%) and small cap (4%); international equity; and fixed income allocations are weighted between core fixed income and long-term bonds. The performance of the pension trust assets is monitored on a quarterly basis relative to the plan's objectives. The performance of the trust is measured against the following indices: Russell 1000 Index; Morgan Stanley Capital International Europe, Australia and Far East Index; and Lehman Brothers Aggregate Bond Index. We review this investment policy on an annual basis.

Prior to 2007, our plan assets were principally managed by LNC's Investment Management segment. During the last quarter of 2007, the management of the equity portion of these plan assets was transferred to third-party managers. LNC's Investment Management segment continues to manage the plan's fixed income securities, which comprise approximately 50% of plan assets.

PLAN CASH FLOWS

It is LNC's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were made nor required for the years ended December 31, 2008 or 2007. No contributions are required nor expected to be made in 2009.

LNC expects the following benefit payments (in millions):

                    PENSION PLANS       POSTRETIREMENT PLANS
                --------------------   ---------------------
                  U.S.                                NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE    MEDICARE
                PENSION     PART D      PART D      PART D
                 PLANS      SUBSIDY     SUBSIDY     SUBSIDY
                -------   ----------   --------   ----------
2009              $ 8         $2          $--         $2
2010                9          2           --          2
2011                9          2           --          2
2012                9          2           --          2
2013                9          2           --          2
Following
   Five Years
   Thereafter      46          6           (1)         7

19. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LNL. LNL sponsors a number of contributory defined plans for agents only. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsor a money purchase plan for LNL agents that was frozen in 2004.

LNC or LNL makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                         2008   2007   2006
                                                         ----   ----   ----
Total expenses for the 401(k) and profit sharing plans    $54    $31    $22

DEFERRED COMPENSATION PLANS

LNC sponsors separate non-qualified unfunded, deferred compensation plans for certain of our employees, including those of LNL. LNL sponsors non-qualified unfunded, deferred compensation plan for certain agents.

Liabilities (in millions) with respect to these deferred compensation plans were as follows:

                    AS OF DECEMBER 31,
                    ------------------
                        2008   2007
                        ----   ----
Total liabilities       $132   $137

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP"). All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   ----
Employer matching contributions              $5    $ 1    $ 4
Increase in measurement of liabilities,
   net of LNC total return swap               1     10     13
                                            ---    ---    ---
   Total DC SERP expenses                    $6    $11    $17
                                            ===    ===    ===

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNL also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNL agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Expenses (in millions) for this plan were as follows:

                                          FOR THE YEARS ENDED
                                              DECEMBER 31,
                                          -------------------
                                           2008   2007   2006
                                           ----   ----   -----
Employer matching contributions              $2     $3    $--
Increase in measurement of liabilities,
   net of LNC total return swap               2      5      8
                                            ---    ---    ---
   Total expenses for certain agents         $4     $8     $8
                                            ===    ===    ===

20. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, SARs, restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                         FOR THE YEARS ENDED
                             DECEMBER 31,
                         -------------------
                          2008   2007   2006
                          ----   ----   ----
Stock options              $ 8    $10    $ 3
Shares                       2      3     19
Cash awards                 --     --      1
SARs                         4      5     (1)
Restricted stock             5      6      1
                           ---    ---    ---
   Total                   $19    $24    $23
                           ===    ===    ===
Recognized tax benefit     $ 7    $ 8    $ 8

21. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                         2008     2007
                        ------   ------
Capital and surplus     $4,600   $5,000

                    FOR THE YEARS ENDED
                        DECEMBER 31,
                    -------------------
                     2008   2007   2006
                    -----   ----   ----
Net income (loss)   $(261)  $971   $299
Dividends to LNC      400    770    568

The decline in statutory net income in 2008 from that of 2007 was primarily due to a significant increase in realized losses on investments combined with reserve strain due to deteriorating market conditions throughout 2008.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008, and a less conservative standard in determining the admitted amount of deferred tax assets as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                            AS OF DECEMBER 31,
                                            ------------------
                                                2008   2007
                                                ----   ----
Calculation of reserves using the Indiana
   universal life method                        $289   $246
Calculation of reserves using
   continuous CARVM                              (10)   (10)
Conservative valuation rate on certain
   variable annuities                            (12)   (14)
Less conservative mortality tables on
   certain life insurance products                16     --
Less conservative standard in determining
   the amount of deferred tax assets             298     --

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $125 to $175 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC within the statutory limitations without prior approval of the Indiana Insurance Commissioner (the "Commissioner"). The current statutory limitation is the greater of 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous twelve months. If a proposed dividend, along with all other dividends paid within the preceding twelve consecutive months exceeds the statutory limitation, LNL must receive prior approval of the Commissioner to pay such dividend. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNC is also the holder of surplus notes issued by LNL. The payment of principal and interest on the surplus notes to LNC must be approved by the Commissioner as well. LLANY is subject to similar, but not identical, regulatory restrictions as LNL with regard to the transfer of funds and the payment of dividends. We expect we could pay dividends of approximately $500 million in 2009 without prior approval from the respective insurance commissioners. However, if current conditions do not improve we believe this dividend capacity will decline.

22. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                  AS OF DECEMBER 31,
                                                                      -----------------------------------------
                                                                              2008                  2007
                                                                      -------------------   -------------------
                                                                      CARRYING     FAIR     CARRYING     FAIR
                                                                        VALUE      VALUE      VALUE      VALUE
                                                                      --------   --------   --------   --------
ASSETS
Available-for-sale securities:
   Fixed maturities                                                   $ 46,489   $ 46,489   $ 53,405   $ 53,405
   Equity                                                                  139        139        134        134
Trading securities                                                       2,189      2,189      2,533      2,533
Mortgage loans on real estate                                            7,396      7,116      7,117      7,291
Derivative instruments                                                      60         60        172        172
Other investments                                                          948        948        986        986
Cash and invested cash                                                   2,594      2,594      1,395      1,395
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                    (252)      (252)      (619)      (619)
   Embedded derivative instruments -- living benefits (liabilities)
      contra liabilities                                                (2,904)    (2,904)      (229)      (229)
Other contract holder funds:
   Account value of certain investment contracts                       (21,893)   (22,338)   (21,173)   (20,515)
Reinsurance related derivative assets (liabilities)                        167        167       (102)      (102)
Short-term debt                                                             (4)        (4)      (173)      (173)
Long-term debt                                                          (2,080)    (1,503)    (1,675)    (1,569)
OFF-BALANCE-SHEET
Guarantees                                                                  --         (1)        --         (2)

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Consolidated Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Consolidated Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate at the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

GUARANTEES

Our guarantees relate to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                                                 AS OF DECEMBER 31, 2008
                                                                    -------------------------------------------------
                                                                      QUOTED
                                                                      PRICES
                                                                    IN ACTIVE
                                                                     MARKETS
                                                                       FOR      SIGNIFICANT    SIGNIFICANT
                                                                    IDENTICAL    OBSERVABLE   UNOBSERVABLE     TOTAL
                                                                      ASSETS       INPUTS        INPUTS        FAIR
                                                                    (LEVEL 1)    (LEVEL 2)      (LEVEL 3)      VALUE
                                                                    ---------   -----------   ------------   --------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                                                 $220      $ 42,977        $ 3,292     $ 46,489
      Equity                                                             41             5             93          139
   Trading securities                                                     2         2,110             77        2,189
   Derivative instruments                                                --           (18)            78           60
Cash and invested cash                                                   --         2,594             --        2,594
Separate account assets                                                  --        55,655             --       55,655
Reinsurance related derivative assets                                    --           167             --          167
                                                                       ----      --------        -------     --------
         Total assets                                                  $263      $103,490        $ 3,540     $107,293
                                                                       ====      ========        =======     ========
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts                 $ --      $     --        $  (252)    $   (252)
   Embedded derivative instruments -- living benefits liabilities        --            --         (2,904)      (2,904)
                                                                       ----      --------        -------     --------
         Total liabilities                                             $ --      $     --        $(3,156)    $ (3,156)
                                                                       ====      ========        =======     ========

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                                 FOR THE YEAR ENDED DECEMBER 31, 2008
                                                                   ---------------------------------------------------------------
                                                                                                     SALES,
                                                                                ITEMS              ISSUANCES,   TRANSFERS
                                                                              INCLUDED    GAINS    MATURITIES,    IN OR
                                                                   BEGINNING     IN     (LOSSES)  SETTLEMENTS,    OUT OF    ENDING
                                                                      FAIR       NET       IN        CALLS,      LEVEL 3,    FAIR
                                                                     VALUE     INCOME      OCI         NET        NET(1)    VALUE
                                                                   ---------  --------  --------  ------------  ---------  -------
Investments:
   Available-for-sale securities:
      Fixed maturities                                              $4,325     $  (170)  $(1,199)     $  52        $284    $ 3,292
      Equity                                                            54         (30)      (17)        86          --         93
   Trading securities                                                  107         (28)       --        (13)         11         77
   Derivative instruments                                              195        (237)       29         91          --         78
Future contract benefits:
   Remaining guaranteed interest and similar contracts                (389)         37        --        100          --       (252)
   Embedded derivative instruments -- living benefits liabilities     (279)     (2,476)       --       (149)         --     (2,904)
                                                                    ------     -------   -------      -----        ----    -------
         Total, net                                                 $4,013     $(2,904)  $(1,187)     $ 167        $295    $   384
                                                                    ======     =======   =======      =====        ====    =======

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale and trading securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                                           FOR THE YEAR ENDED DECEMBER 31, 2008
                                                            ------------------------------------------------------------------
                                                                                             GAINS
                                                                                            (LOSSES)
                                                                                             FROM
                                                                                OTHER-       SALES,       UNREALIZED
                                                            (AMORTIZATION)      THAN-      MATURITIES,     HOLDING
                                                              ACCRETION,      TEMPORARY   SETTLEMENTS,      GAINS
                                                                 NET         IMPAIRMENT      CALLS       (LOSSES)(3)    TOTAL
                                                            --------------   ----------   ------------   -----------   -------
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                                         $ 2           $(168)       $  (4)        $    --     $  (170)
      Equity                                                       --             (31)           1              --         (30)
   Trading securities(1)                                            2              (7)          --             (23)        (28)
   Derivative instruments(2)                                       --              --         (108)           (129)       (237)
Future contract benefits:
   Remaining guaranteed interest and similar contracts(2)          --              --           14              23          37
   Embedded derivative instruments -- living benefits
      liabilities(2)                                               --              --            8          (2,484)     (2,476)
                                                                  ---           -----        -----         -------     -------
         Total, net                                               $ 4           $(206)       $ (89)        $(2,613)    $(2,904)
                                                                  ===           =====        =====         =======     =======

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Consolidated Statements of Income. All other amounts are included in realized loss on our Consolidated Statements of Income.

(2) All amounts are included in realized loss on our Consolidated Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                        AS OF DECEMBER 31, 2008
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,180      66.4%
Asset-backed securities                      261       7.9%
Commercial mortgage-backed securities        238       7.2%
Collateralized mortgage obligations          157       4.8%
Mortgage pass-through securities              21       0.5%
Municipals                                   106       3.2%
Government and government agencies           235       7.1%
Redeemable preferred stock                    94       2.9%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $3,292     100.0%
                                          ======     =====

                                        AS OF DECEMBER 31, 2007
                                        -----------------------
                                           FAIR    % OF TOTAL
                                           VALUE   FAIR VALUE
                                          ------   ----------
Corporate bonds                           $2,099      48.5%
Asset-backed securities                    1,097      25.4%
Commercial mortgage-backed securities        382       8.8%
Collateralized mortgage obligations          295       6.8%
Mortgage pass-through securities              31       0.7%
Municipals                                   132       3.1%
Government and government agencies           258       6.0%
Redeemable preferred stock                    31       0.7%
                                          ------     -----
   Total available-for-sale fixed
      maturity securities                 $4,325     100.0%
                                          ======     =====

23. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our consolidated financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital and other corporate investments, benefit plan net assets, the unamortized deferred gain on indemnity reinsurance, which was sold to Swiss Re in 2001, external debt and business sold through reinsurance. Other Operations also includes the Institutional Pension business, which was previously reported in Employer Markets - Retirement Products prior to our segment realignment. The Institutional Pension business is a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized loss on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                        $2,191   $2,277   $1,878
      Defined Contribution                                913      968      981
                                                       ------   ------   ------
         Total Retirement Solutions                     3,104    3,245    2,859
                                                       ------   ------   ------
   Insurance Solutions:
      Life Insurance                                    3,994    3,963    3,394
      Group Protection                                  1,640    1,500    1,032
                                                       ------   ------   ------
         Total Insurance Solutions                      5,634    5,463    4,426
                                                       ------   ------   ------
   Other Operations                                       435      474      466
Excluded realized gain (loss), pre-tax                   (868)    (137)     (43)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        9        1
                                                       ------   ------   ------
      Total revenues                                   $8,308   $9,054   $7,709
                                                       ======   ======   ======

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       -----------------------
                                                        2008    2007     2006
                                                       -----   ------   ------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                        $ 154   $  418   $  350
      Defined Contribution                               117      171      198
                                                       -----   ------   ------
         Total Retirement Solutions                      271      589      548
                                                       -----   ------   ------
   Insurance Solutions:
      Life Insurance                                     489      666      506
      Group Protection                                   104      114       99
                                                       -----   ------   ------
         Total Insurance Solutions                       593      780      605
                                                       -----   ------   ------
   Other Operations                                      (47)     (34)      35
Excluded realized gain (loss), after-tax                (565)     (89)     (28)
Income (loss) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                               2       (7)       1
                                                       -----   ------   ------
      Net income                                       $ 254   $1,239   $1,161
                                                       =====   ======   ======

                                                          FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                       ------------------------
                                                        2008     2007     2006
                                                       ------   ------   ------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                           $  958   $1,022   $  971
   Defined Contribution                                   695      708      738
                                                       ------   ------   ------
      Total Retirement Solutions                        1,653    1,730    1,709
                                                       ------   ------   ------
Insurance Solutions:
   Life Insurance                                       1,867    1,975    1,676
   Group Protection                                       117      115       80
                                                       ------   ------   ------
      Total Insurance Solutions                         1,984    2,090    1,756
                                                       ------   ------   ------
Other Operations                                          338      361      340
                                                       ------   ------   ------
         Total net investment income                   $3,975   $4,181   $3,805
                                                       ======   ======   ======

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       --------------------
                                                        2008    2007   2006
                                                       ------   ----   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                           $  721   $373   $301
   Defined Contribution                                   130     93     74
                                                       ------   ----   ----
         Total Retirement Solutions                       851    466    375
                                                       ------   ----   ----
Insurance Solutions:
   Life Insurance                                         519    486    446
   Group Protection                                        36     31     16
                                                       ------   ----   ----
         Total Insurance Solutions                        555    517    462
                                                       ------   ----   ----
Other Operations                                           --     --      1
                                                       ------   ----   ----
            Total amortization of DAC and VOBA, net
               of interest                             $1,406   $983   $838
                                                       ======   ====   ====

                                                       FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                       -------------------
                                                        2008   2007   2006
                                                       -----   ----   ----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                           $ (76)  $123   $ 61
   Defined Contribution                                   26     66     76
                                                       -----   ----   ----
      Total Retirement Solutions                         (50)   189    137
                                                       -----   ----   ----
Insurance Solutions:
   Life Insurance                                        240    338    253
   Group Protection                                       56     61     53
                                                       -----   ----   ----
      Total Insurance Solutions                          296    399    306
                                                       -----   ----   ----
Other Operations                                         (11)   (33)    33
Realized loss                                           (304)   (47)   (16)
Amortization of deferred gain on indemnity reinsurance
   related to reserve developments                         1     (4)    --
                                                       -----   ----   ----
         Total federal income tax expense (benefit)    $ (68)  $504   $460
                                                       =====   ====   ====

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2008       2007
                                   --------   --------
ASSETS
Retirement Solutions:
   Annuities                       $ 65,206   $ 81,112
   Defined Contribution              22,930     30,180
                                   --------   --------
      Total Retirement Solutions     88,136    111,292
                                   --------   --------
Insurance Solutions:
   Life Insurance                    46,588     45,867
   Group Protection                   2,482      1,471
                                   --------   --------
      Total Insurance Solutions      49,070     47,338
                                   --------   --------
Other Operations                     10,845     15,696
                                   --------   --------
   Total                           $148,051   $174,326
                                   ========   ========

24. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                            FOR THE YEARS ENDED
                                                                               DECEMBER 31,
                                                                        --------------------------
                                                                         2008     2007      2006
                                                                        -----   -------   --------
Interest paid                                                           $  81   $   104   $     85
Income taxes paid (received)                                              (23)      194        310
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)   $  --   $    41   $ 37,356
      Fair value of liabilities assumed                                    --       (50)   (30,424)
                                                                        -----   -------   --------
         Total purchase price                                           $  --   $    (9)  $  6,932
                                                                        =====   =======   ========
   Dividend of FPP:
      Carrying value of assets (includes cash and invested cash)        $  --   $ 2,772   $     --
      Carrying value of liabilities                                        --    (2,280)        --
                                                                        -----   -------   --------
         Total dividend of FPP                                          $  --   $   492   $     --
                                                                        -----   -------   --------
   Reinsurance ceded to LNBAR:
      Carrying value of assets                                          $ 360   $    --   $     --
      Carrying value of liabilities                                      (360)       --         --
                                                                        -----   -------   --------
         Total reinsurance ceded to LNBAR                               $  --   $    --   $     --
                                                                        =====   =======   ========

25. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                                                            AS OF DECEMBER 31,
                                                                            ------------------
                                                                               2008     2007
                                                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                                                         $  115   $  221
   Reinsurance on ceded reinsurance contracts(2)                                 152      109
   Cash management agreement investment(3)                                       478      420
   Service agreement receivable(3)                                               (13)      (9)
Liabilities with affiliates:
   Reinsurance future contract benefits on ceded reinsurance contracts(4)      4,688    1,257
   Inter-company short-term debt(5)                                                4      173
   Inter-company long-term debt(6)                                             1,841    1,688

                                                            FOR THE YEARS ENDED
                                                                DECEMBER 31,
                                                           ---------------------
                                                            2008    2007    2006
                                                           -----   -----   -----
Revenues with affiliates:
Premiums paid on ceded reinsurance contracts(7)            $(222)  $(308)  $(234)
   Net investment income on cash management agreement(8)      11      28      14
   Fees for management of general account(8)                 (65)    (62)    (57)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded
      reinsurance contracts(9)                              (655)   (337)     16
   Service agreement payments(10)                            100      99      59
   Transfer pricing arrangement(10)                          (32)    (38)    (36)
   Interest expense on inter-company debt(11)                 83      82      82

----------
(1) Reported in fixed maturity available-for-sale securities on our Consolidated Balance Sheets.

(2) Reported in reinsurance related derivative assets (liability) on our Consolidated Balance Sheets.

(3)  Reported in other assets on our Consolidated Balance Sheets.

(4)  Reported in future contract benefits on our Consolidated Balance Sheets.

(5)  Reported in short-term debt on our Consolidated Balance Sheets.

(6)  Reported in long-term debt on our Consolidated Balance Sheets.

(7)  Reported in insurance premiums on our Consolidated Statements of Income.

(8)  Reported in net investment income on our Consolidated Statement of Income.

(9)  Reported in benefits on our Consolidated Statements of Income.

(10) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income.

(11) Reported in interest and debt expense on our Consolidated Statements of Income.

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics that take into account the liabilities being supported.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of its surplus, in both cases, as of its most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

TRANSFER PRICING ARRANGEMENT

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH"), a wholly owned subsidiary of LNC, related to the wholesaling of DMH's investment products.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

DMH is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede and accept reinsurance from affiliated companies. We cede certain Guaranteed Benefit risks (including certain GDB and GWB benefits) to Lincoln National Reinsurance Company (Barbados) Ltd. ("LNR Barbados"). We also cede reserves related to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines.

As discussed in Note 6, we cede to LNBAR the risk under certain UL contracts for no-lapse benefit guarantees.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $1.7 billion and $1.4 billion at December 31, 2008 and 2007, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

            LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT JF-A

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                         CONTRACT                     CONTRACT     GUARANTEE
                                                        PURCHASES                   REDEMPTIONS     CHARGES
                                                         DUE FROM                      DUE TO      PAYABLE TO
                                                       THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                         NATIONAL                     NATIONAL      NATIONAL
                                                           LIFE                         LIFE          LIFE
                                                        INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                               INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
American Century VP International       $ 12,725,917     $  1,683    $ 12,727,600     $     --       $  265     $ 12,727,335
American Century VP Value Class 2          8,948,021        5,744       8,953,765           --          186        8,953,579
American Funds Growth Class 2             30,768,556        6,510      30,775,066           --          609       30,774,457
American Funds Growth-Income Class 2      23,457,692           --      23,457,692       17,389          480       23,439,823
Delaware VIPT High Yield                     920,239           57         920,296           --           20          920,276
DWS VIP Small Cap Index Service Class      9,771,327        2,632       9,773,959           --          195        9,773,764
Fidelity VIP Contrafund                   65,315,739       36,154      65,351,893           --        1,439       65,350,454
Fidelity VIP Equity-Income                26,937,347        6,769      26,944,116           --          556       26,943,560
Fidelity VIP Growth                       25,647,868       13,001      25,660,869           --          556       25,660,313
Fidelity VIP High Income                     341,044           --         341,044           --            8          341,036
Fidelity VIP Investment Grade
   Bond Service Class 2                   19,722,068       57,091      19,779,159           --          388       19,778,771
Fidelity VIP Mid Cap Service Class 2      15,327,663           --      15,327,663        6,101          313       15,321,249
FTVIPT Franklin Small Cap Value
   Class 2                                11,971,640       22,755      11,994,395           --          246       11,994,149
FTVIPT Templeton Foreign Securities       43,709,055       11,363      43,720,418           --        1,073       43,719,345
FTVIPT Templeton Foreign
   Securities Class 2                     15,267,216       39,775      15,306,991           --          249       15,306,742
Goldman Sachs VIT Capital Growth           3,955,384           --       3,955,384           74           76        3,955,234
Lincoln VIPT Capital Growth               80,564,404       24,952      80,589,356           --        1,883       80,587,473
Lincoln VIPT Columbia Value
   Opportunities                          11,883,631       16,974      11,900,605           --          247       11,900,358
Lincoln VIPT Delaware Bond Service
   Class                                  13,900,510        2,623      13,903,133           --          301       13,902,832
Lincoln VIPT Delaware Growth and
   Income Service Class                   19,472,179       15,119      19,487,298           --          416       19,486,882
Lincoln VIPT Delaware Managed Service
   Class                                  37,210,657       52,046      37,262,703           --          815       37,261,888
Lincoln VIPT Marsico International
   Growth                                 28,869,713       25,165      28,894,878           --          619       28,894,259
Lincoln VIPT MFS Value                    47,467,975        8,457      47,476,432           --        1,069       47,475,363
Lincoln VIPT Mid-Cap Value                15,599,876        2,407      15,602,283           --          330       15,601,953
Lincoln VIPT Money Market                 60,277,521           --      60,277,521      106,691        1,232       60,169,598
Lincoln VIPT SSgA S&P 500 Index          121,860,096       41,060     121,901,156           --        2,541      121,898,615
Lincoln VIPT SSgA Small-Cap Index         36,546,306       13,747      36,560,053           --          842       36,559,211
Lincoln VIPT T. Rowe Price Growth
   Stock                                  40,157,084       14,081      40,171,165           --          928       40,170,237
Lincoln VIPT Templeton Growth             82,438,230       22,002      82,460,232           --        1,906       82,458,326
Lincoln VIPT Turner Mid-Cap Growth         7,286,563        2,229       7,288,792           --          153        7,288,639
Lincoln VIPT Wilshire 2010 Profile           470,284           --         470,284            5           12          470,267
Lincoln VIPT Wilshire 2020 Profile            40,467           --          40,467           --            1           40,466
Lincoln VIPT Wilshire 2030 Profile           123,298           --         123,298           --            2          123,296
Lincoln VIPT Wilshire 2040 Profile            38,209           --          38,209           --            1           38,208
Lincoln VIPT Wilshire Aggressive
   Profile                                 1,208,705           --       1,208,705       61,789           22        1,146,894
Lincoln VIPT Wilshire Conservative
   Profile                                   706,721           --         706,721            5           15          706,701
Lincoln VIPT Wilshire Moderate
   Profile                                 9,257,211           --       9,257,211           81          167        9,256,963
Lincoln VIPT Wilshire Moderately
   Aggressive Profile                      4,078,093           --       4,078,093            8           78        4,078,007
MFS VIT Research                          10,410,087        2,268      10,412,355           --          227       10,412,128
MFS VIT Utilities                         31,037,537       14,596      31,052,133           --          656       31,051,477
PIMCO VIT Total Return                    86,608,788      117,855      86,726,643           --        1,802       86,724,841
ProFund VP Asia 30                         6,954,144        8,826       6,962,970           --          146        6,962,824
ProFund VP Europe 30                       2,273,540       18,585       2,292,125           --           45        2,292,080

See accompanying notes.

                                                                                                  MORTALITY &
                                                                                                    EXPENSE
                                                         CONTRACT                     CONTRACT     GUARANTEE
                                                        PURCHASES                   REDEMPTIONS     CHARGES
                                                         DUE FROM                      DUE TO      PAYABLE TO
                                                       THE LINCOLN                  THE LINCOLN   THE LINCOLN
                                                         NATIONAL                     NATIONAL      NATIONAL
                                                           LIFE                         LIFE          LIFE
                                                        INSURANCE                    INSURANCE     INSURANCE
SUBACCOUNT                               INVESTMENTS     COMPANY     TOTAL ASSETS     COMPANY       COMPANY      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
ProFund VP Financials                    $ 2,148,133     $   201      $ 2,148,334     $    --         $ 49      $ 2,148,285
ProFund VP Health Care                     2,812,730          --        2,812,730      24,614           61        2,788,055
ProFund VP Large-Cap Growth                  509,332          10          509,342          --           11          509,331
ProFund VP Large-Cap Value                 1,245,515          14        1,245,529          --           28        1,245,501
ProFund VP Rising Rates Opportunity          796,967          --          796,967       6,886           16          790,065
ProFund VP Small-Cap Growth                1,800,030         690        1,800,720          --           39        1,800,681
ProFund VP Small-Cap Value                   614,996         331          615,327          --           13          615,314
ProFund VP Technology                      2,171,857       1,563        2,173,420          --           47        2,173,373
ProFund VP U.S. Government Plus            7,061,693          --        7,061,693       4,070          150        7,057,473
T. Rowe Price Mid-Cap Growth Class II      3,473,576         186        3,473,762          --           72        3,473,690
Vanguard VIF Mid-Cap Index                15,047,272      22,180       15,069,452          --          303       15,069,149
Vanguard VIF REIT Index                   16,108,130       8,844       16,116,974          --          323       16,116,651
Vanguard VIF Small Company Growth          9,715,589          --        9,715,589       4,940          199        9,710,450

See accompanying notes.

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------------
American Century VP International                    $  154,526     $  (147,476)     $    7,050
American Century VP Value Class 2                       228,658         (77,807)        150,851
American Funds Growth Class 2                           373,799        (341,527)         32,272
American Funds Growth-Income Class 2                    567,116        (256,170)        310,946
Delaware VIPT High Yield                                 70,728          (8,023)         62,705
DWS VIP Small Cap Index Service Class                   177,510         (98,126)         79,384
Fidelity VIP Contrafund                                 948,221        (787,601)        160,620
Fidelity VIP Equity-Income                              990,419        (304,437)        685,982
Fidelity VIP Growth                                     328,141        (329,341)         (1,200)
Fidelity VIP High Income                                 38,764          (4,096)         34,668
Fidelity VIP Investment Grade Bond Service Class 2      913,757        (157,787)        755,970
Fidelity VIP Mid Cap Service Class 2                     55,372        (178,429)       (123,057)
FTVIPT Franklin Small Cap Value Class 2                 195,120        (128,096)         67,024
FTVIPT Templeton Foreign Securities                   1,669,600        (566,819)      1,102,781
FTVIPT Templeton Foreign Securities Class 2             500,042        (124,790)        375,252
Goldman Sachs VIT Capital Growth                          7,419         (43,195)        (35,776)
Lincoln VIPT Capital Growth                             245,874      (1,014,450)       (768,576)
Lincoln VIPT Columbia Value Opportunities                66,092        (129,687)        (63,595)
Lincoln VIPT Delaware Bond Service Class                666,819        (131,412)        535,407
Lincoln VIPT Delaware Growth and Income Service
   Class                                                249,859        (199,578)         50,281
Lincoln VIPT Delaware Managed Service Class             993,053        (400,362)        592,691
Lincoln VIPT Marsico International Growth               517,431        (353,853)        163,578
Lincoln VIPT MFS Value                                  643,421        (504,071)        139,350
Lincoln VIPT Mid-Cap Value                               71,127        (179,525)       (108,398)
Lincoln VIPT Money Market                             1,382,722        (458,451)        924,271
Lincoln VIPT SSgA S&P 500 Index                       4,654,449      (1,251,129)      3,403,320
Lincoln VIPT SSgA Small-Cap Index                       471,406        (442,596)         28,810
Lincoln VIPT T. Rowe Price Growth Stock                 138,953        (508,041)       (369,088)
Lincoln VIPT Templeton Growth                         2,236,543        (988,382)      1,248,161
Lincoln VIPT Turner Mid-Cap Growth                           --         (94,841)        (94,841)
Lincoln VIPT Wilshire 2010 Profile                        9,759          (2,543)          7,216
Lincoln VIPT Wilshire 2020 Profile                          574            (143)            431
Lincoln VIPT Wilshire 2030 Profile                        1,132            (222)            910
Lincoln VIPT Wilshire 2040 Profile                          197             (85)            112
Lincoln VIPT Wilshire Aggressive Profile                  5,843          (1,948)          3,895
Lincoln VIPT Wilshire Conservative Profile               15,851          (1,481)         14,370
Lincoln VIPT Wilshire Moderate Profile                  209,005         (30,064)        178,941
Lincoln VIPT Wilshire Moderately Aggressive Profile      47,843          (8,336)         39,507
MFS VIT Research                                         77,664        (117,845)        (40,181)
MFS VIT Utilities                                       699,364        (352,611)        346,753
PIMCO VIT Total Return                                4,178,855        (723,628)      3,455,227
ProFund VP Asia 30                                       95,792         (89,335)          6,457
ProFund VP Europe 30                                     80,333         (27,623)         52,710
ProFund VP Financials                                    36,411         (25,054)         11,357
ProFund VP Health Care                                    8,555         (25,987)        (17,432)
ProFund VP Large-Cap Growth                                  --          (8,617)         (8,617)
ProFund VP Large-Cap Value                               15,104          (7,367)          7,737
ProFund VP Rising Rates Opportunity                      69,062          (9,104)         59,958
ProFund VP Small-Cap Growth                                  --         (15,492)        (15,492)
ProFund VP Small-Cap Value                                   --          (6,344)         (6,344)
ProFund VP Technology                                        --         (30,390)        (30,390)
ProFund VP U.S. Government Plus                          63,771         (29,365)         34,406
T. Rowe Price Mid-Cap Growth Class II                        --         (38,844)        (38,844)
Vanguard VIF Mid-Cap Index                              355,474        (164,557)        190,917
Vanguard VIF REIT Index                                 856,176        (187,570)        668,606
Vanguard VIF Small Company Growth                        91,613        (103,925)        (12,312)

See accompanying notes.

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM           TOTAL       IN UNREALIZED    (DECREASE) IN
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR     NET ASSETS
                                                      GAIN (LOSS)      GAIN ON       GAIN (LOSS)     DEPRECIATION   RESULTING FROM
SUBACCOUNT                                           ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS   ON INVESTMENTS    OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
American Century VP International                      $   299,588    $1,815,133     $ 2,114,721     $(12,482,398)    $(10,360,627)
American Century VP Value Class 2                       (1,410,034)    1,297,214        (112,820)      (3,227,700)      (3,189,669)
American Funds Growth Class 2                           (2,164,046)    5,233,321       3,069,275      (27,635,009)     (24,533,462)
American Funds Growth-Income Class 2                    (1,656,565)    2,283,590         627,025      (16,369,800)     (15,431,829)
Delaware VIPT High Yield                                  (134,247)           --        (134,247)        (227,055)        (298,597)
DWS VIP Small Cap Index Service Class                     (341,321)    1,357,431       1,016,110       (6,244,690)      (5,149,196)
Fidelity VIP Contrafund                                 (1,963,717)    2,830,251         866,534      (51,992,641)     (50,965,487)
Fidelity VIP Equity-Income                              (1,265,532)       41,244      (1,224,288)     (20,296,639)     (20,834,945)
Fidelity VIP Growth                                        (31,117)           --         (31,117)     (24,272,600)     (24,304,917)
Fidelity VIP High Income                                   (39,838)           --         (39,838)        (117,444)        (122,614)
Fidelity VIP Investment Grade Bond Service Class 2        (253,630)       18,423        (235,207)      (1,418,247)        (897,484)
Fidelity VIP Mid Cap Service Class 2                    (1,539,953)    3,962,909       2,422,956      (13,171,359)     (10,871,460)
FTVIPT Franklin Small Cap Value Class 2                 (1,108,226)    1,351,367         243,141       (6,472,774)      (6,162,609)
FTVIPT Templeton Foreign Securities                         19,220     6,041,238       6,060,458      (38,410,395)     (31,247,156)
FTVIPT Templeton Foreign Securities Class 2                 96,091     2,046,537       2,142,628      (12,889,198)     (10,371,318)
Goldman Sachs VIT Capital Growth                          (191,467)           --        (191,467)      (2,805,888)      (3,033,131)
Lincoln VIPT Capital Growth                                 43,066            --          43,066      (60,038,674)     (60,764,184)
Lincoln VIPT Columbia Value Opportunities               (1,213,446)    5,240,447       4,027,001      (10,632,437)      (6,669,031)
Lincoln VIPT Delaware Bond Service Class                  (196,425)        5,975        (190,450)      (1,032,410)        (687,453)
Lincoln VIPT Delaware Growth and Income Service
   Class                                                  (725,094)    2,607,843       1,882,749      (12,679,337)     (10,746,307)
Lincoln VIPT Delaware Managed Service Class             (2,386,877)    4,845,402       2,458,525      (18,354,592)     (15,303,376)
Lincoln VIPT Marsico International Growth                1,600,356     3,920,848       5,521,204      (33,728,510)     (28,043,728)
Lincoln VIPT MFS Value                                   1,139,376     1,143,132       2,282,508      (25,471,412)     (23,049,554)
Lincoln VIPT Mid-Cap Value                                (662,116)    1,593,418         931,302      (12,475,629)     (11,652,725)
Lincoln VIPT Money Market                                      (18)          272             254               98          924,623
Lincoln VIPT SSgA S&P 500 Index                           (259,263)           --        (259,263)     (74,866,850)     (71,722,793)
Lincoln VIPT SSgA Small-Cap Index                         (108,137)    4,714,935       4,606,798      (24,745,273)     (20,109,665)
Lincoln VIPT T. Rowe Price Growth Stock                 (1,791,537)           --      (1,791,537)     (28,089,896)     (30,250,521)
Lincoln VIPT Templeton Growth                            2,188,909     4,495,679       6,684,588      (61,953,332)     (54,020,583)
Lincoln VIPT Turner Mid-Cap Growth                         319,156     2,010,846       2,330,002       (9,612,714)      (7,377,553)
Lincoln VIPT Wilshire 2010 Profile                          (2,599)          556          (2,043)        (140,306)        (135,133)
Lincoln VIPT Wilshire 2020 Profile                            (136)           35            (101)          (7,530)          (7,200)
Lincoln VIPT Wilshire 2030 Profile                            (979)           --            (979)         (32,404)         (32,473)
Lincoln VIPT Wilshire 2040 Profile                            (184)            5            (179)         (12,362)         (12,429)
Lincoln VIPT Wilshire Aggressive Profile                   (23,309)       10,601         (12,708)         (65,749)         (74,562)
Lincoln VIPT Wilshire Conservative Profile                 (16,215)        2,438         (13,777)         (53,810)         (53,217)
Lincoln VIPT Wilshire Moderate Profile                    (283,398)      182,606        (100,792)      (2,385,907)      (2,307,758)
Lincoln VIPT Wilshire Moderately Aggressive Profile        (39,284)       31,215          (8,069)        (381,352)        (349,914)
MFS VIT Research                                           (44,236)           --         (44,236)      (6,123,256)      (6,207,673)
MFS VIT Utilities                                          217,074     7,239,528       7,456,602      (27,785,474)     (19,982,119)
PIMCO VIT Total Return                                     200,470     1,674,349       1,874,819       (2,174,304)       3,155,742
ProFund VP Asia 30                                         231,997     1,185,427       1,417,424       (9,559,735)      (8,135,854)
ProFund VP Europe 30                                      (517,914)      562,615          44,701       (2,188,855)      (2,091,444)
ProFund VP Financials                                     (307,639)           --        (307,639)      (1,448,595)      (1,744,877)
ProFund VP Health Care                                    (114,643)           --        (114,643)        (761,983)        (894,058)
ProFund VP Large-Cap Growth                                 50,419         6,192          56,611         (141,105)         (93,111)
ProFund VP Large-Cap Value                                (141,320)      113,094         (28,226)        (401,768)        (422,257)
ProFund VP Rising Rates Opportunity                        (97,041)           --         (97,041)        (466,940)        (504,023)
ProFund VP Small-Cap Growth                               (251,307)       20,776        (230,531)        (545,161)        (791,184)
ProFund VP Small-Cap Value                                (139,809)       51,989         (87,820)        (202,837)        (297,001)
ProFund VP Technology                                     (275,692)           --        (275,692)      (1,635,281)      (1,941,363)
ProFund VP U.S. Government Plus                            169,993            --         169,993        1,582,836        1,787,235
T. Rowe Price Mid-Cap Growth Class II                       (2,405)      272,895         270,490       (2,603,994)      (2,372,348)
Vanguard VIF Mid-Cap Index                                (794,447)    3,128,172       2,333,725      (13,309,524)     (10,784,882)
Vanguard VIF REIT Index                                 (3,044,192)    8,764,925       5,720,733      (16,074,093)      (9,684,754)
Vanguard VIF Small Company Growth                         (850,727)    1,429,162         578,435       (7,070,141)      (6,504,018)

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND 2008

                                                                   AMERICAN      AMERICAN       AMERICAN
                                                    AMERICAN      CENTURY VP      FUNDS          FUNDS
                                                   CENTURY VP        VALUE        GROWTH     GROWTH-INCOME
                                                  INTERNATIONAL     CLASS 2      CLASS 2        CLASS 2
                                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  --------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 17,483,092   $14,593,484  $ 45,125,369   $ 41,795,277
Changes From Operations:
   - Net investment income (loss)                       (36,274)       82,998        29,937        296,571
   - Net realized gain (loss) on investments          2,008,027     1,316,783     5,298,973      3,481,298
   - Net change in unrealized appreciation or
     depreciation on investments                      1,195,620    (2,194,301)      (70,569)    (1,837,129)
                                                   ------------   -----------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    3,167,373      (794,520)    5,258,341      1,940,740
Changes From Unit Transactions:
   - Contract purchases                               2,606,417     1,546,269     7,163,963      5,100,759
   - Contract withdrawals                            (1,918,708)   (1,046,684)   (4,441,667)    (3,208,499)
   - Contract transfers                               3,269,845    (2,274,014)    2,092,395     (5,573,549)
                                                   ------------   -----------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             3,957,554    (1,774,429)    4,814,691     (3,681,289)
                                                   ------------   -----------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               7,124,927    (2,568,949)   10,073,032     (1,740,549)
                                                   ------------   -----------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                      24,608,019    12,024,535    55,198,401     40,054,728
Changes From Operations:
   - Net investment income (loss)                         7,050       150,851        32,272        310,946
   - Net realized gain (loss) on investments          2,114,721      (112,820)    3,069,275        627,025
   - Net change in unrealized appreciation or
     depreciation on investments                    (12,482,398)   (3,227,700)  (27,635,009)   (16,369,800)
                                                   ------------   -----------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (10,360,627)   (3,189,669)  (24,533,462)   (15,431,829)
Changes From Unit Transactions:
   - Contract purchases                               2,620,479     1,245,532     6,807,339      4,422,955
   - Contract withdrawals                            (1,751,034)     (874,386)   (4,636,737)    (2,871,817)
   - Contract transfers                              (2,389,502)     (252,433)   (2,061,084)    (2,734,214)
                                                   ------------   -----------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (1,520,057)      118,713       109,518     (1,183,076)
                                                   ------------   -----------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (11,880,684)   (3,070,956)  (24,423,944)   (16,614,905)
                                                   ------------   -----------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $ 12,727,335   $ 8,953,579  $ 30,774,457   $ 23,439,823
                                                   ============   ===========  ============   ============

See accompanying notes.

                                                                 DWS VIP
                                                   DELAWARE     SMALL CAP
                                                     VIPT     INDEX SERVICE  FIDELITY VIP   FIDELITY VIP  FIDELITY VIP
                                                  HIGH YIELD      CLASS       CONTRAFUND   EQUITY-INCOME     GROWTH
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  --------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $      --    $15,667,605   $116,824,618   $ 51,642,268  $ 43,836,535
Changes From Operations:
   - Net investment income (loss)                    (2,080)       (26,909)       134,898        532,172        16,042
   - Net realized gain (loss) on investments         (3,648)     1,458,010     35,518,975      5,729,602       519,810
   - Net change in unrealized appreciation or
     depreciation on investments                     (6,452)    (1,947,358)   (16,893,324)    (5,689,184)   10,314,380
                                                  ---------    -----------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (12,180)      (516,257)    18,760,549        572,590    10,850,232
Changes From Unit Transactions:
   - Contract purchases                              46,230      2,092,533     10,541,808      5,135,824     5,007,523
   - Contract withdrawals                           (36,406)    (1,363,182)    (9,654,014)    (4,140,823)   (4,799,037)
   - Contract transfers                             669,344       (279,440)   (10,327,776)    (2,944,999)    1,186,203
                                                  ---------    -----------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           679,168        449,911     (9,439,982)    (1,949,998)    1,394,689
                                                  ---------    -----------   ------------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             666,988        (66,346)     9,320,567     (1,377,408)   12,244,921
                                                  ---------    -----------   ------------   ------------  ------------
NET ASSETS AT DECEMBER 31, 2007                     666,988     15,601,259    126,145,185     50,264,860    56,081,456
Changes From Operations:
   - Net investment income (loss)                    62,705         79,384        160,620        685,982        (1,200)
   - Net realized gain (loss) on investments       (134,247)     1,016,110        866,534     (1,224,288)      (31,117)
   - Net change in unrealized appreciation or
     depreciation on investments                   (227,055)    (6,244,690)   (51,992,641)   (20,296,639)  (24,272,600)
                                                  ---------    -----------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (298,597)    (5,149,196)   (50,965,487)   (20,834,945)  (24,304,917)
Changes From Unit Transactions:
   - Contract purchases                              85,199      1,819,259      9,039,999      4,117,654     4,540,867
   - Contract withdrawals                           (91,507)    (1,113,007)    (9,187,226)    (3,534,826)   (4,305,991)
   - Contract transfers                             558,193     (1,384,551)    (9,682,017)    (3,069,183)   (6,351,102)
                                                  ---------    -----------   ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           551,885       (678,299)    (9,829,244)    (2,486,355)   (6,116,226)
                                                  ---------    -----------   ------------   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             253,288     (5,827,495)   (60,794,731)   (23,321,300)  (30,421,143)
                                                  ---------    -----------   ------------   ------------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 920,276    $ 9,773,764   $ 65,350,454   $ 26,943,560  $ 25,660,313
                                                  =========    ===========   ============   ============  ============

                                                                FIDELITY VIP                   FTVIPT
                                                                 INVESTMENT   FIDELITY VIP    FRANKLIN
                                                  FIDELITY VIP      GRADE        MID CAP     SMALL CAP
                                                      HIGH      BOND SERVICE     SERVICE       VALUE
                                                     INCOME        CLASS 2       CLASS 2      CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  -----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 571,356    $17,607,293  $ 27,436,983  $20,599,655
Changes From Operations:
   - Net investment income (loss)                      38,635        590,246       (77,426)     (26,183)
   - Net realized gain (loss) on investments          (31,372)       (29,347)    3,712,972    2,243,733
   - Net change in unrealized appreciation or
     depreciation on investments                        3,274        131,929       261,577   (2,716,122)
                                                    ---------    -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     10,537        692,828     3,897,123     (498,572)
Changes From Unit Transactions:
   - Contract purchases                                   267      4,250,463     3,458,767    2,455,389
   - Contract withdrawals                             (24,675)    (2,016,443)   (2,378,170)  (1,777,718)
   - Contract transfers                               (38,522)     2,792,796    (2,892,958)  (2,318,304)
                                                    ---------    -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (62,930)     5,026,816    (1,812,361)  (1,640,633)
                                                    ---------    -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (52,393)     5,719,644     2,084,762   (2,139,205)
                                                    ---------    -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2007                       518,963     23,326,937    29,521,745   18,460,450
Changes From Operations:
   - Net investment income (loss)                      34,668        755,970      (123,057)      67,024
   - Net realized gain (loss) on investments          (39,838)      (235,207)    2,422,956      243,141
   - Net change in unrealized appreciation or
     depreciation on investments                     (117,444)    (1,418,247)  (13,171,359)  (6,472,774)
                                                    ---------    -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (122,614)      (897,484)  (10,871,460)  (6,162,609)
Changes From Unit Transactions:
   - Contract purchases                                   265      4,258,715     3,062,239    2,186,962
   - Contract withdrawals                             (25,842)    (2,470,211)   (2,559,334)  (1,325,567)
   - Contract transfers                               (29,736)    (4,439,186)   (3,831,941)  (1,165,087)
                                                    ---------    -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (55,313)    (2,650,682)   (3,329,036)    (303,692)
                                                    ---------    -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (177,927)    (3,548,166)  (14,200,496)  (6,466,301)
                                                    ---------    -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2008                     $ 341,036    $19,778,771  $ 15,321,249  $11,994,149
                                                    =========    ===========  ============  ===========

                                                                   FTVIPT       GOLDMAN
                                                     FTVIPT       TEMPLETON      SACHS
                                                    TEMPLETON      FOREIGN        VIT
                                                     FOREIGN     SECURITIES     CAPITAL        JPVF
                                                   SECURITIES      CLASS 2       GROWTH      BALANCED
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  -----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 77,706,982  $ 20,892,934  $ 5,214,997  $ 58,109,898
Changes From Operations:
   - Net investment income (loss)                    1,017,636       319,472      (31,091)     (153,568)
   - Net realized gain (loss) on investments         6,080,773     1,780,121      166,725    13,973,102
   - Net change in unrealized appreciation or
     depreciation on investments                     3,885,914     1,071,205      343,780   (10,788,633)
                                                  ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  10,984,323     3,170,798      479,414     3,030,901
Changes From Unit Transactions:
   - Contract purchases                              8,528,897            --    1,196,844     1,982,794
   - Contract withdrawals                           (7,674,240)       (7,841)    (696,975)   (2,000,920)
   - Contract transfers                             (9,607,886)    1,193,046      209,991   (61,122,673)
                                                  ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (8,753,229)    1,185,205      709,860   (61,140,799)
                                                  ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,231,094     4,356,003    1,189,274   (58,109,898)
                                                  ------------  ------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2007                     79,938,076    25,248,937    6,404,271            --
Changes From Operations:
   - Net investment income (loss)                    1,102,781       375,252      (35,776)           --
   - Net realized gain (loss) on investments         6,060,458     2,142,628     (191,467)           --
   - Net change in unrealized appreciation or
     depreciation on investments                   (38,410,395)  (12,889,198)  (2,805,888)           --
                                                  ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (31,247,156)  (10,371,318)  (3,033,131)           --
Changes From Unit Transactions:
   - Contract purchases                              7,475,406            34    1,069,822            --
   - Contract withdrawals                           (6,715,112)           --     (668,160)           --
   - Contract transfers                             (5,731,869)      429,089      182,432            --
                                                  ------------  ------------  -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (4,971,575)      429,123      584,094            --
                                                  ------------  ------------  -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (36,218,731)   (9,942,195)  (2,449,037)           --
                                                  ------------  ------------  -----------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 43,719,345  $ 15,306,742  $ 3,955,234  $         --
                                                  ============  ============  ===========  ============

See accompanying notes.

                                                                                               LINCOLN     LINCOLN VIPT
                                                                    JPVF          JPVF           VIPT         COLUMBIA
                                                      JPVF       HIGH YIELD       MONEY        CAPITAL         VALUE
                                                     GROWTH         BOND         MARKET         GROWTH     OPPORTUNITIES
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 31,367,949  $ 15,999,314  $ 52,658,083  $ 144,660,603  $ 21,667,806
Changes From Operations:
   - Net investment income (loss)                      (80,713)      (42,168)     (127,329)    (1,132,446)      (45,674)
   - Net realized gain (loss) on investments         4,270,577     1,472,685     1,870,353      1,451,202       677,259
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,032,857)     (764,712)   (1,075,991)    21,350,754      (348,892)
                                                  ------------  ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,157,007       665,805       667,033     21,669,510       282,693
Changes From Unit Transactions:
   - Contract purchases                              1,291,674       552,539     3,414,592     12,044,703     1,855,038
   - Contract withdrawals                             (947,850)     (490,300)   (1,527,147)   (12,468,238)   (1,418,387)
   - Contract transfers                            (33,868,780)  (16,727,358)  (55,212,561)   (12,413,854)   (2,697,799)
                                                  ------------  ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (33,524,956)  (16,665,119)  (53,325,116)   (12,837,389)   (2,261,148)
                                                  ------------  ------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (31,367,949)  (15,999,314)  (52,658,083)     8,832,121    (1,978,455)
                                                  ------------  ------------  ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2007                             --            --            --    153,492,724    19,689,351
Changes From Operations:
   - Net investment income (loss)                           --            --            --       (768,576)      (63,595)
   - Net realized gain (loss) on investments                --            --            --         43,066     4,027,001
   - Net change in unrealized appreciation or
     depreciation on investments                            --            --            --    (60,038,674)  (10,632,437)
                                                  ------------  ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          --            --            --    (60,764,184)   (6,669,031)
Changes From Unit Transactions:
   - Contract purchases                                     --            --            --     10,311,313     1,555,109
   - Contract withdrawals                                   --            --            --    (12,354,818)   (1,686,975)
   - Contract transfers                                     --            --            --    (10,097,562)     (988,096)
                                                  ------------  ------------  ------------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   --            --            --    (12,141,067)   (1,119,962)
                                                  ------------  ------------  ------------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     --            --            --    (72,905,251)   (7,788,993)
                                                  ------------  ------------  ------------  -------------  ------------
NET ASSETS AT DECEMBER 31, 2008                   $         --  $         --  $         --  $  80,587,473  $ 11,900,358
                                                  ============  ============  ============  =============  ============

                                                                  LINCOLN VIPT     LINCOLN        LINCOLN
                                                   LINCOLN VIPT     DELAWARE         VIPT           VIPT
                                                     DELAWARE      GROWTH AND      DELAWARE       MARSICO
                                                       BOND          INCOME        MANAGED     INTERNATIONAL
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS      GROWTH
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $        --   $         --   $         --   $ 58,302,419
Changes From Operations:
   - Net investment income (loss)                      701,761        129,705        982,663        (19,240)
   - Net realized gain (loss) on investments            (4,840)        34,951      1,298,770      5,535,236
   - Net change in unrealized appreciation or
     depreciation on investments                      (217,420)      (538,856)    (2,927,215)     4,608,567
                                                   -----------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     479,501       (374,200)      (645,782)    10,124,563
Changes From Unit Transactions:
   - Contract purchases                              1,237,935      2,193,479      3,705,593      5,054,206
   - Contract withdrawals                             (945,705)    (2,072,209)    (3,562,145)    (4,557,067)
   - Contract transfers                             16,647,060     31,188,187     59,845,824     (9,723,776)
                                                   -----------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           16,939,290     31,309,457     59,989,272     (9,226,637)
                                                   -----------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             17,418,791     30,935,257     59,343,490        897,926
                                                   -----------   ------------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                     17,418,791     30,935,257     59,343,490     59,200,345
Changes From Operations:
   - Net investment income (loss)                      535,407         50,281        592,691        163,578
   - Net realized gain (loss) on investments          (190,450)     1,882,749      2,458,525      5,521,204
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,032,410)   (12,679,337)   (18,354,592)   (33,728,510)
                                                   -----------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (687,453)   (10,746,307)   (15,303,376)   (28,043,728)
Changes From Unit Transactions:
   - Contract purchases                              1,469,427      2,957,646      4,845,320      4,655,292
   - Contract withdrawals                           (1,545,758)    (2,995,859)    (4,807,791)    (4,115,088)
   - Contract transfers                             (2,752,175)      (663,855)    (6,815,755)    (2,802,562)
                                                   -----------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (2,828,506)      (702,068)    (6,778,226)    (2,262,358)
                                                   -----------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,515,959)   (11,448,375)   (22,081,602)   (30,306,086)
                                                   -----------   ------------   ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $13,902,832   $ 19,486,882   $ 37,261,888   $ 28,894,259
                                                   ===========   ============   ============   ============

                                                  LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT
                                                       MFS         MID-CAP       MONEY        SSgA S&P
                                                      VALUE         VALUE        MARKET       500 INDEX
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 74,758,068  $ 29,119,707  $        --   $194,441,493
Changes From Operations:
   - Net investment income (loss)                      102,812      (155,504)   1,417,849        617,354
   - Net realized gain (loss) on investments         2,321,561     1,762,051           --      3,470,609
   - Net change in unrealized appreciation or
     depreciation on investments                     2,554,738    (1,222,200)          --      4,653,189
                                                  ------------  ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   4,979,111       384,347    1,417,849      8,741,152
Changes From Unit Transactions:
   - Contract purchases                              5,638,561     2,369,585    5,792,657     19,160,596
   - Contract withdrawals                           (6,060,144)   (2,430,136)  (3,244,010)   (16,457,965)
   - Contract transfers                             (5,348,851)     (618,555)  45,045,919     (7,503,852)
                                                  ------------  ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (5,770,434)     (679,106)  47,594,566     (4,801,221)
                                                  ------------  ------------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (791,323)     (294,759)  49,012,415      3,939,931
                                                  ------------  ------------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2007                     73,966,745    28,824,948   49,012,415    198,381,424
Changes From Operations:
   - Net investment income (loss)                      139,350      (108,398)     924,271      3,403,320
   - Net realized gain (loss) on investments         2,282,508       931,302          254       (259,263)
   - Net change in unrealized appreciation or
     depreciation on investments                   (25,471,412)  (12,475,629)          98    (74,866,850)
                                                  ------------  ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (23,049,554)  (11,652,725)     924,623    (71,722,793)
Changes From Unit Transactions:
   - Contract purchases                              4,768,318     2,100,543    8,561,645     17,981,911
   - Contract withdrawals                           (5,799,063)   (1,932,662)  (6,192,561)   (15,640,833)
   - Contract transfers                             (2,411,083)   (1,738,151)   7,863,476     (7,101,094)
                                                  ------------  ------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,441,828)   (1,570,270)  10,232,560     (4,760,016)
                                                  ------------  ------------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (26,491,382)  (13,222,995)  11,157,183    (76,482,809)
                                                  ------------  ------------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2008                   $ 47,475,363  $ 15,601,953  $60,169,598   $121,898,615
                                                  ============  ============  ===========   ============

See accompanying notes.

                                                                   LINCOLN
                                                  LINCOLN VIPT      VIPT          LINCOLN    LINCOLN VIPT
                                                      SSgA      T. ROWE PRICE      VIPT         TURNER     LINCOLN VIPT
                                                   SMALL-CAP       GROWTH        TEMPLETON     MID-CAP       WILSHIRE
                                                     INDEX          STOCK         GROWTH        GROWTH     2010 PROFILE
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 65,241,693  $ 76,217,434   $155,134,132  $ 12,016,226    $      --
Changes From Operations:
   - Net investment income (loss)                     (181,569)     (455,603)     1,262,692      (115,560)          --
   - Net realized gain (loss) on investments         2,396,385      (876,491)     7,953,005     1,232,360           --
   - Net change in unrealized appreciation or
     depreciation on investments                       266,443     7,237,324      1,778,162     1,849,899           --
                                                  ------------  ------------   ------------  ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,481,259     5,905,230     10,993,859     2,966,699           --
Changes From Unit Transactions:
   - Contract purchases                              4,738,214     6,628,754      9,746,108     1,348,364           --
   - Contract withdrawals                           (5,642,527)   (6,627,826)   (12,676,095)   (1,115,212)          --
   - Contract transfers                             (5,385,149)   (7,087,011)   (13,751,118)    2,441,358           --
                                                  ------------  ------------   ------------  ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (6,289,462)   (7,086,083)   (16,681,105)    2,674,510           --
                                                  ------------  ------------   ------------  ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,808,203)   (1,180,853)    (5,687,246)    5,641,209           --
                                                  ------------  ------------   ------------  ------------    ---------
NET ASSETS AT DECEMBER 31, 2007                     61,433,490    75,036,581    149,446,886    17,657,435           --
Changes From Operations:
   - Net investment income (loss)                       28,810      (369,088)     1,248,161       (94,841)       7,216
   - Net realized gain (loss) on investments         4,606,798    (1,791,537)     6,684,588     2,330,002       (2,043)
   - Net change in unrealized appreciation or
     depreciation on investments                   (24,745,273)  (28,089,896)   (61,953,332)   (9,612,714)    (140,306)
                                                  ------------  ------------   ------------  ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (20,109,665)  (30,250,521)   (54,020,583)   (7,377,553)    (135,133)
Changes From Unit Transactions:
   - Contract purchases                              4,122,634     5,762,580      8,503,846     1,339,476        2,562
   - Contract withdrawals                           (5,461,052)   (5,934,005)   (11,047,544)   (1,145,170)     (11,631)
   - Contract transfers                             (3,426,196)   (4,444,398)   (10,424,279)   (3,185,549)     614,469
                                                  ------------  ------------   ------------  ------------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (4,764,614)   (4,615,823)   (12,967,977)   (2,991,243)     605,400
                                                  ------------  ------------   ------------  ------------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (24,874,279)  (34,866,344)   (66,988,560)  (10,368,796)     470,267
                                                  ------------  ------------   ------------  ------------    ---------
NET ASSETS AT DECEMBER 31, 2008                   $ 36,559,211  $ 40,170,237   $ 82,458,326  $  7,288,639    $ 470,267
                                                  ============  ============   ============  ============    =========

                                                                                              LINCOLN
                                                                                               VIPT
                                                  LINCOLN VIPT  LINCOLN VIPT  LINCOLN VIPT   WILSHIRE
                                                    WILSHIRE      WILSHIRE      WILSHIRE    AGGRESSIVE
                                                  2020 PROFILE  2030 PROFILE  2040 PROFILE    PROFILE
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $    --       $     --      $     --    $       --
Changes From Operations:
   - Net investment income (loss)                        --             --            --            --
   - Net realized gain (loss) on investments             --             --            --            --
   - Net change in unrealized appreciation or
     depreciation on investments                         --             --            --            --
                                                    -------       --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       --             --            --            --
Changes From Unit Transactions:
   - Contract purchases                                  --             --            --            --
   - Contract withdrawals                                --             --            --            --
   - Contract transfers                                  --             --            --            --
                                                    -------       --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                --             --            --            --
                                                    -------       --------      --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  --             --            --            --
                                                    -------       --------      --------    ----------
NET ASSETS AT DECEMBER 31, 2007                          --             --            --            --
Changes From Operations:
   - Net investment income (loss)                       431            910           112         3,895
   - Net realized gain (loss) on investments           (101)          (979)         (179)      (12,708)
   - Net change in unrealized appreciation or
     depreciation on investments                     (7,530)       (32,404)      (12,362)      (65,749)
                                                    -------       --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (7,200)       (32,473)      (12,429)      (74,562)
Changes From Unit Transactions:
   - Contract purchases                               5,947          6,355         7,668        50,930
   - Contract withdrawals                            (1,995)        (3,103)         (988)     (168,123)
   - Contract transfers                              43,714        152,517        43,957     1,338,649
                                                    -------       --------      --------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            47,666        155,769        50,637     1,221,456
                                                    -------       --------      --------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              40,466        123,296        38,208     1,146,894
                                                    -------       --------      --------    ----------
NET ASSETS AT DECEMBER 31, 2008                     $40,466       $123,296      $ 38,208    $1,146,894
                                                    =======       ========      ========    ==========

                                                                               LINCOLN VIPT
                                                  LINCOLN VIPT   LINCOLN VIPT    WILSHIRE
                                                    WILSHIRE       WILSHIRE     MODERATELY
                                                  CONSERVATIVE     MODERATE     AGGRESSIVE     MFS VIT
                                                     PROFILE        PROFILE       PROFILE      RESEARCH
                                                   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $     --     $        --    $       --   $17,192,493
Changes From Operations:
   - Net investment income (loss)                         --              --            --       (21,805)
   - Net realized gain (loss) on investments              --              --            --       184,031
   - Net change in unrealized appreciation or
     depreciation on investments                          --              --            --     1,893,339
                                                    --------     -----------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --              --            --     2,055,565
Changes From Unit Transactions:
   - Contract purchases                                   --              --            --     1,533,363
   - Contract withdrawals                                 --              --            --    (1,546,810)
   - Contract transfers                                   --              --            --    (1,445,760)
                                                    --------     -----------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --              --            --    (1,459,207)
                                                    --------     -----------    ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --              --            --       596,358
                                                    --------     -----------    ----------   -----------
NET ASSETS AT DECEMBER 31, 2007                           --              --            --    17,788,851
Changes From Operations:
   - Net investment income (loss)                     14,370         178,941        39,507       (40,181)
   - Net realized gain (loss) on investments         (13,777)       (100,792)       (8,069)      (44,236)
   - Net change in unrealized appreciation or
     depreciation on investments                     (53,810)     (2,385,907)     (381,352)   (6,123,256)
                                                    --------     -----------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (53,217)     (2,307,758)     (349,914)   (6,207,673)
Changes From Unit Transactions:
   - Contract purchases                               57,110       1,312,964       725,999     1,299,327
   - Contract withdrawals                            (24,482)       (562,154)     (187,433)   (1,409,244)
   - Contract transfers                              727,290      10,813,911     3,889,355    (1,059,133)
                                                    --------     -----------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            759,918      11,564,721     4,427,921    (1,169,050)
                                                    --------     -----------    ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              706,701       9,256,963     4,078,007    (7,376,723)
                                                    --------     -----------    ----------   -----------
NET ASSETS AT DECEMBER 31, 2008                     $706,701     $ 9,256,963    $4,078,007   $10,412,128
                                                    ========     ===========    ==========   ===========

See accompanying notes.

                                                     MFS VIT      PIMCO VIT    PROFUND VP    PROFUND VP   PROFUND VP
                                                    UTILITIES   TOTAL RETURN    ASIA 30      EUROPE 30    FINANCIALS
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 41,798,558  $ 91,513,368  $  8,731,224  $ 2,394,622  $ 4,110,943
Changes From Operations:
   - Net investment income (loss)                       80,191     3,506,212       (88,338)      62,896       19,258
   - Net realized gain (loss) on investments         6,599,623      (398,349)    1,044,623      192,077      140,783
   - Net change in unrealized appreciation or
     depreciation on investments                     4,718,907     3,288,685     3,041,742       99,381     (882,730)
                                                  ------------  ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  11,398,721     6,396,548     3,998,027      354,354     (722,689)
Changes From Unit Transactions:
   - Contract purchases                              4,526,821     9,715,643     1,544,617      820,265      357,336
   - Contract withdrawals                           (4,365,330)   (7,511,579)   (1,076,468)    (536,579)    (259,106)
   - Contract transfers                                804,666   (15,514,296)    5,736,845    1,606,894     (286,342)
                                                  ------------  ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              966,157   (13,310,232)    6,204,994    1,890,580     (188,112)
                                                  ------------  ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             12,364,878    (6,913,684)   10,203,021    2,244,934     (910,801)
                                                  ------------  ------------  ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2007                     54,163,436    84,599,684    18,934,245    4,639,556    3,200,142
Changes From Operations:
   - Net investment income (loss)                      346,753     3,455,227         6,457       52,710       11,357
   - Net realized gain (loss) on investments         7,456,602     1,874,819     1,417,424       44,701     (307,639)
   - Net change in unrealized appreciation or
     depreciation on investments                   (27,785,474)   (2,174,304)   (9,559,735)  (2,188,855)  (1,448,595)
                                                  ------------  ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (19,982,119)    3,155,742    (8,135,854)  (2,091,444)  (1,744,877)
Changes From Unit Transactions:
   - Contract purchases                              4,569,371     9,309,020     1,800,244    1,024,342      270,436
   - Contract withdrawals                           (5,026,408)   (8,538,514)   (1,317,694)    (545,729)    (152,267)
   - Contract transfers                             (2,672,803)   (1,801,091)   (4,318,117)    (734,645)     574,851
                                                  ------------  ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (3,129,840)   (1,030,585)   (3,835,567)    (256,032)     693,020
                                                  ------------  ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (23,111,959)    2,125,157   (11,971,421)  (2,347,476)  (1,051,857)
                                                  ------------  ------------  ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 31,051,477  $ 86,724,841  $  6,962,824  $ 2,292,080  $ 2,148,285
                                                  ============  ============  ============  ===========  ===========

                                                               PROFUND VP   PROFUND VP   PROFUND VP
                                                   PROFUND VP  LARGE-CAP    LARGE-CAP   RISING RATES
                                                  HEALTH CARE    GROWTH       VALUE      OPPORTUNITY
                                                   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                                                  --------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $2,859,399   $ 920,226  $ 4,133,279   $1,419,492
Changes From Operations:
   - Net investment income (loss)                     (29,131)     (6,465)      (8,413)      60,428
   - Net realized gain (loss) on investments          204,729      74,316      428,211       (2,178)
   - Net change in unrealized appreciation or
     depreciation on investments                      (60,506)    (33,568)    (424,435)    (132,794)
                                                   ----------   ---------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    115,092      34,283       (4,637)     (74,544)
Changes From Unit Transactions:
   - Contract purchases                               427,602     115,684      166,460      128,820
   - Contract withdrawals                            (313,588)    (80,350)    (209,153)    (130,239)
   - Contract transfers                               140,648    (429,942)  (3,061,499)    (174,348)
                                                   ----------   ---------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             254,662    (394,608)  (3,104,192)    (175,767)
                                                   ----------   ---------  -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               369,754    (360,325)  (3,108,829)    (250,311)
                                                   ----------   ---------  -----------   ----------
NET ASSETS AT DECEMBER 31, 2007                     3,229,153     559,901    1,024,450    1,169,181
Changes From Operations:
   - Net investment income (loss)                     (17,432)     (8,617)       7,737       59,958
   - Net realized gain (loss) on investments         (114,643)     56,611      (28,226)     (97,041)
   - Net change in unrealized appreciation or
     depreciation on investments                     (761,983)   (141,105)    (401,768)    (466,940)
                                                   ----------   ---------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (894,058)    (93,111)    (422,257)    (504,023)
Changes From Unit Transactions:
   - Contract purchases                               439,553     160,351      132,210      163,001
   - Contract withdrawals                            (320,413)    (82,415)    (105,135)    (195,111)
   - Contract transfers                               333,820     (35,395)     616,233      157,017
                                                   ----------   ---------  -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             452,960      42,541      643,308      124,907
                                                   ----------   ---------  -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (441,098)    (50,570)     221,051     (379,116)
                                                   ----------   ---------  -----------   ----------
NET ASSETS AT DECEMBER 31, 2008                    $2,788,055   $ 509,331  $ 1,245,501   $  790,065
                                                   ==========   =========  ===========   ==========

                                                                                         PROFUND
                                                  PROFUND VP  PROFUND VP                 VP U.S.
                                                  SMALL-CAP   SMALL-CAP    PROFUND VP  GOVERNMENT
                                                    GROWTH      VALUE      TECHNOLOGY     PLUS
                                                  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                                  -----------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $2,076,297  $1,456,524  $ 3,470,219  $1,374,747
Changes From Operations:
   - Net investment income (loss)                    (18,755)    (10,650)     (33,020)     41,974
   - Net realized gain (loss) on investments         297,244     264,538      106,519      (6,621)
   - Net change in unrealized appreciation or
     depreciation on investments                    (219,649)   (323,015)     245,082     161,007
                                                  ----------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    58,840     (69,127)     318,581     196,360
Changes From Unit Transactions:
   - Contract purchases                              283,967     131,232      585,667     248,854
   - Contract withdrawals                           (225,894)   (133,156)    (364,772)   (139,235)
   - Contract transfers                               60,082    (420,796)   2,762,445   1,049,821
                                                  ----------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            118,155    (422,720)   2,983,340   1,159,440
                                                  ----------  ----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              176,995    (491,847)   3,301,921   1,355,800
                                                  ----------  ----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2007                    2,253,292     964,677    6,772,140   2,730,547
Changes From Operations:
   - Net investment income (loss)                    (15,492)     (6,344)     (30,390)     34,406
   - Net realized gain (loss) on investments        (230,531)    (87,820)    (275,692)    169,993
   - Net change in unrealized appreciation or
     depreciation on investments                    (545,161)   (202,837)  (1,635,281)  1,582,836
                                                  ----------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (791,184)   (297,001)  (1,941,363)  1,787,235
Changes From Unit Transactions:
   - Contract purchases                              266,236     115,990      448,408     467,038
   - Contract withdrawals                           (207,786)   (115,145)    (347,741)   (340,087)
   - Contract transfers                              280,123     (53,207)  (2,758,071)  2,412,740
                                                  ----------  ----------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            338,573     (52,362)  (2,657,404)  2,539,691
                                                  ----------  ----------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (452,611)   (349,363)  (4,598,767)  4,326,926
                                                  ----------  ----------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2008                   $1,800,681  $  615,314  $ 2,173,373  $7,057,473
                                                  ==========  ==========  ===========  ==========

See accompanying notes.

                                                  T. ROWE PRICE    VANGUARD      VANGUARD      VANGUARD
                                                     MID-CAP          VIF           VIF       VIF SMALL
                                                      GROWTH        MID-CAP        REIT        COMPANY
                                                     CLASS II        INDEX         INDEX        GROWTH
                                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 6,294,179   $ 26,381,327  $ 37,809,813  $18,484,539
Changes From Operations:
   - Net investment income (loss)                      (50,471)       140,184       449,909      (42,902)
   - Net realized gain (loss) on investments         1,055,206      4,388,157     4,610,707    1,952,548
   - Net change in unrealized appreciation or
     depreciation on investments                       (16,601)    (2,998,670)  (11,095,024)  (1,252,037)
                                                   -----------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     988,134      1,529,671    (6,034,408)     657,609
Changes From Unit Transactions:
   - Contract purchases                                550,968      3,313,130     4,690,626    2,098,938
   - Contract withdrawals                             (663,951)    (2,203,174)   (3,351,560)  (1,448,002)
   - Contract transfers                             (1,074,013)    (3,143,589)   (6,447,077)  (3,351,523)
                                                   -----------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (1,186,996)    (2,033,633)   (5,108,011)  (2,700,587)
                                                   -----------   ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (198,862)      (503,962)  (11,142,419)  (2,042,978)
                                                   -----------   ------------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2007                      6,095,317     25,877,365    26,667,394   16,441,561
Changes From Operations:
   - Net investment income (loss)                      (38,844)       190,917       668,606      (12,312)
   - Net realized gain (loss) on investments           270,490      2,333,725     5,720,733      578,435
   - Net change in unrealized appreciation or
     depreciation on investments                    (2,603,994)   (13,309,524)  (16,074,093)  (7,070,141)
                                                   -----------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (2,372,348)   (10,784,882)   (9,684,754)  (6,504,018)
Changes From Unit Transactions:
   - Contract purchases                                443,191      3,110,620     3,533,840    1,665,197
   - Contract withdrawals                             (374,170)    (1,901,418)   (2,612,604)  (1,249,596)
   - Contract transfers                               (318,300)    (1,232,536)   (1,787,225)    (642,694)
                                                   -----------   ------------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (249,279)       (23,334)     (865,989)    (227,093)
                                                   -----------   ------------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (2,621,627)   (10,808,216)  (10,550,743)  (6,731,111)
                                                   -----------   ------------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 3,473,690   $ 15,069,149  $ 16,116,651  $ 9,710,450
                                                   ===========   ============  ============  ===========

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life Flexible Premium Variable Life Account JF-A, formerly JPF Separate Account A (the Variable Account), is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of seven products as follows:

-    Lincoln Ensemble I VUL

-    Lincoln Ensemble II VUL

-    Lincoln Ensemble III VUL

-    Lincoln Ensemble Exec VUL

-    Lincoln Ensemble Accumulator VUL

-    Lincoln Ensemble Protector VUL

-    Lincoln Ensemble Exec VUL 2006

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of fifty six mutual funds (the Funds) of thirteen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP International Portfolio
   American Century VP Value Class 2 Portfolio

American Funds Insurance Series (American Funds):
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware High Yield Series

DWS Scudder Investments VIT Funds (DWS VIP):
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP High Income Portfolio
   Fidelity VIP Investment Grade Bond Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Small Cap Value Securities Class 2 Fund
   FTVIPT Templeton Foreign Securities Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Capital Growth Fund

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Research Series
   MFS VIT Utilities Series

PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT Total Return Portfolio

ProFunds VP (ProFund VP):
   ProFund VP Asia 30 Fund
   ProFund VP Europe 30 Fund
   ProFund VP Financials Fund
   ProFund VP Health Care Fund
   ProFund VP Large-Cap Growth Fund
   ProFund VP Large-Cap Value Fund
   ProFund VP Rising Rates Opportunity Fund
   ProFund VP Small-Cap Growth Fund
   ProFund VP Small-Cap Value Fund
   ProFund VP Technology Fund
   ProFund VP U.S. Government Plus Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price Mid-Cap Growth Class II Portfolio

Vanguard Variable Insurance Fund (Vanguard VIF):
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF Small Company Growth Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Capital Growth Fund
   Lincoln VIPT Columbia Value Opportunities Fund
   Lincoln VIPT Delaware Bond Service Class Fund
   Lincoln VIPT Delaware Growth and Income Service Class Fund
   Lincoln VIPT Delaware Managed Service Class Fund
   Lincoln VIPT Marsico International Growth Fund
   Lincoln VIPT MFS Value Fund
   Lincoln VIPT Mid-Cap Value Fund
   Lincoln VIPT Money Market Fund
   Lincoln VIPT SSgA S&P 500 Index Fund
   Lincoln VIPT SSgA Small-Cap Index Fund
   Lincoln VIPT T. Rowe Price Growth Stock Fund
   Lincoln VIPT Templeton Growth Fund
   Lincoln VIPT Turner Mid-Cap Growth Fund
   Lincoln VIPT Wilshire 2010 Profile Fund
   Lincoln VIPT Wilshire 2020 Profile Fund
   Lincoln VIPT Wilshire 2030 Profile Fund
   Lincoln VIPT Wilshire 2040 Profile Fund
   Lincoln VIPT Wilshire Aggressive Profile Fund
   Lincoln VIPT Wilshire Conservative Profile Fund
   Lincoln VIPT Wilshire Moderate Profile Fund
   Lincoln VIPT Wilshire Moderately Aggressive Profile Fund

*    Denotes an affiliate of the Company

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date-basis. The cost of investments sold is determined by the average-cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

INVESTMENT FUND CHANGES: During 2007, the Delaware High Yield Fund became available as an investment option for Variable Account Contract owners. Accordingly, the 2007 statement of changes in net assets and total return and investment income ratios in Note 3 for this subaccount is for the period from the commencement of operations to December 31, 2007.

During 2007, the JPVF Balanced Fund merged into the Lincoln VIPT Delaware Managed Service Class Fund, the JPVF Growth Fund merged into the Lincoln VIPT Delaware Growth and Income Service Class Fund, the JPVF High Yield Bond Fund merged into the Lincoln VIPT Delaware Bond Service Class Fund and the JPVF Money Market Fund merged into the Lincoln VIPT Money Market Fund.

During 2007, Jefferson-Pilot Financial Insurance Company merged into The Lincoln National Life Insurance Company (merger). Pursuant to the merger, the segregated investment account, JPF Separate Account A, was transferred to The Lincoln National Life Insurance Company and renamed Lincoln Life Flexible Premium Variable Life Account JF-A. The transfer did not affect the assets and liabilities of the segregated investment account, Lincoln Life Flexible Premium Variable Life Account JF-A. The following funds changed their name as part of the merger:

FUND NAME BEFORE MERGER          FUND NAME AFTER MERGER
-------------------------------------------------------------------------------
JPVF Capital Growth Fund         Lincoln VIPT Capital Growth Fund
JPVF International Equity Fund   Lincoln VIPT Marsico International Growth Fund
JPVF Mid-Cap Growth Fund         Lincoln VIPT Turner Mid-Cap Growth Fund
JPVF Mid-Cap Value Fund          Lincoln VIPT Mid-Cap Value Fund
JPVF S&P 500 Index Fund          Lincoln VIPT SSgA S&P 500 Index Fund
JPVF Small Company Fund          Lincoln VIPT SSgA Small-Cap Index Fund
JPVF Small-Cap Value Fund        Lincoln VIPT Columbia Value Opportunities Fund
JPVF Strategic Growth Fund       Lincoln VIPT T. Rowe Price Growth Stock Fund
JPVF Value Fund                  Lincoln VIPT MFS Value Fund
JPVF World Growth Stock Fund     Lincoln VIPT Templeton Growth Fund

During 2008, the Lincoln VIPT Wilshire 2010 Profile Fund, the Lincoln VIPT Wilshire 2020 Profile Fund, the Lincoln VIPT Wilshire 2030 Profile Fund, the Lincoln VIPT Wilshire 2040 Profile Fund, the Lincoln VIPT Wilshire Aggressive Profile Fund, the Lincoln VIPT Wilshire Conservative Profile Fund, the Lincoln VIPT Wilshire Moderate Profile Fund and the Lincoln VIPT Wilshire Moderately Aggressive Profile Fund, became available as an investment option for Variable Account Contract owners. Accordingly, the 2008 statement of operations and statements of changes in net assets and total return and investment income ratios in Note 3 for this subaccount is for the period from the commencement of operations to December 31, 2008.

During 2008, the Lincoln VIPT Value Opportunities Fund changed its name to the Lincoln VIPT Columbia Value Opportunities Fund, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund, the Lincoln VIPT Small-Cap Index Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Fund and the Lincoln VIPT Mid-Cap Growth Fund changed its name to the Lincoln VIPT Turner Mid-Cap Growth Fund.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statement of operations. The rates are as follows for the seven policy types within the Variable Account:

-    Lincoln Ensemble I VUL-annual rate of .60%.

-    Lincoln Ensemble II VUL-annual rate of .90%.

- Lincoln Ensemble III VUL-annual rate of .60% for policy years one through twenty-five and .10% thereafter.

- Lincoln Ensemble Exec VUL-annual rate of .60% for policy years one through twenty-five and .40% thereafter.

- Lincoln Ensemble Accumulator VUL-annual rate of .60% for policy years one through ten, .48% for policy years eleven through twenty-five and .36% thereafter.

- Lincoln Ensemble Protector VUL-annual rate of .60% for policy years one through fifteen and .10% thereafter.

- Lincoln Ensemble Exec VUL 2006-annual rate of .50% for policy years one through twenty-five and .10% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2008 and 2007 amounted to $4,193,844 and $4,651,101, respectively.

The Company may charge a monthly administrative fee for items such as premium billings and collection, policy value calculation, confirmations and periodic reports. Refer to the product prospectus for the applicable administrative fee rates. No administrative fees were assessed for the years ended December 31, 2008 and 2007.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2008 and 2007 amounted to $97,815,204 and $99,743,894, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee, refer to the product prospectus for applicable rates. Transfer charges for the years ended December 31, 2008 and 2007 amounted to $275 and $275, respectively.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the amount of the death benefit, the amount of premium payments made during the first two policy years and the age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. There were no full surrender charges or partial surrender administrative charges paid to the Company attributable to the variable subaccounts for the years ended December 31, 2008 and 2007.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                                          MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                             COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR            DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL
                2008                       0.50%   0.90%   $ 8.34   $15.80   1,473,475  $ 12,727,335  -45.32%   -45.10%     0.81%
                2007                       0.50%   0.90%    15.21    28.78   1,569,732    24,608,020   17.00%    17.47%     0.61%
                2006                       0.50%   0.90%    12.96    15.70   1,320,866    17,483,092   23.90%    24.28%     1.53%
                2005                       0.60%   0.90%    10.43    10.52   1,453,147    15,292,632   12.24%    12.58%     1.23%
                2004                       0.60%   0.90%     9.26     9.38   1,217,772    11,357,506   13.89%    14.24%     0.54%
AMERICAN CENTURY VP VALUE CLASS 2
                2008                       0.50%   0.90%     9.10    16.00     878,092     8,953,579  -27.46%   -27.17%     2.25%
                2007                       0.50%   0.90%    12.50    21.96     855,465    12,024,535   -6.16%    -5.78%     1.42%
                2006                       0.50%   0.90%    13.28    15.37     970,971    14,593,484   17.40%    17.75%     1.14%
                2005                       0.60%   0.90%    11.28    12.95     697,232     9,004,344    3.92%     4.23%     0.77%
                2004                       0.60%   0.90%    10.82    12.46     677,274     8,445,722    8.23%    13.15%     0.87%
AMERICAN FUNDS GROWTH CLASS 2
                2008                       0.50%   0.90%     8.50    13.94   2,999,748    30,774,457  -44.47%   -44.25%     0.82%
                2007                       0.50%   0.90%    15.25    25.01   2,954,602    55,198,402   11.34%    11.79%     0.81%
                2006                       0.50%   0.90%    13.66    17.56   2,670,413    45,125,369    9.23%     9.56%     0.84%
                2005                       0.60%   0.90%    12.47    16.08   2,403,567    37,744,447   15.15%    15.50%     0.81%
                2004                       0.60%   0.90%    10.79    13.96   1,666,997    23,008,343    7.95%    11.49%     0.22%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
                2008                       0.50%   0.90%     8.27    14.63   2,340,454    23,439,823  -38.41%   -38.16%     1.69%
                2007                       0.50%   0.90%    13.38    23.65   2,443,061    40,054,728    4.10%     4.52%     1.46%
                2006                       0.50%   0.90%    12.81    16.41   2,623,675    41,795,277   14.17%    14.51%     1.78%
                2005                       0.60%   0.90%    11.19    14.29   1,972,826    27,658,339    4.89%     5.20%     1.45%
                2004                       0.60%   0.90%    10.64    13.63   1,452,395    19,651,267    6.37%     9.38%     1.08%
DELAWARE VIPT HIGH YIELD
                2008                       0.50%   0.90%     7.35     7.38     125,056       920,276  -24.85%   -24.63%     6.93%
                2007            5/3/07     0.60%   0.90%     9.77     9.79      68,189       666,988   -2.24%    -1.76%     0.00%
DWS VIP SMALL CAP INDEX SERVICE CLASS
                2008                       0.50%   0.90%     8.75    14.71   1,025,040     9,773,764  -34.91%   -34.65%     1.36%
                2007                       0.50%   0.90%    13.40    22.51   1,064,204    15,601,258   -3.04%    -2.65%     0.60%
                2006                       0.50%   0.90%    13.78    15.32   1,035,000    15,667,605   16.14%    16.49%     0.36%
                2005                       0.60%   0.90%    11.83    13.08     921,108    12,022,139    3.06%     3.37%     0.39%
                2004                       0.60%   0.90%    11.45    12.69     883,804    11,218,321   14.45%    16.42%     0.19%
FIDELITY VIP CONTRAFUND
                2008                       0.50%   0.90%     9.50    19.54   4,291,343    65,350,454  -43.03%   -42.80%     0.99%
                2007                       0.50%   0.90%    16.62    34.30   4,662,817   126,145,185   16.54%    17.01%     0.93%
                2006                       0.50%   0.90%    14.22    29.43   5,119,960   116,824,618   10.71%    11.05%     1.31%
                2005                       0.60%   0.90%    12.81    26.58   4,878,185   106,745,697   15.89%    16.24%     0.28%
                2004                       0.60%   0.90%    11.02    22.93   4,474,851    87,098,143   10.18%    14.44%     0.33%
FIDELITY VIP EQUITY-INCOME
                2008                       0.50%   0.90%     7.84    13.55   2,862,202    26,943,560  -43.17%   -42.94%     2.50%
                2007                       0.50%   0.90%    13.76    23.74   3,030,344    50,264,861    0.62%     1.02%     1.76%
                2006                       0.50%   0.90%    13.63    17.65   3,123,113    51,642,268   19.11%    19.47%     3.33%
                2005                       0.60%   0.90%    11.41    14.82   3,391,864    47,055,829    4.92%     5.23%     1.63%
                2004                       0.60%   0.90%    10.84    14.12   3,379,138    44,992,916    8.45%    10.53%     1.49%

                                          MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                             COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR            DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH
                2008                       0.50%   0.90%   $ 5.21   $14.55   3,414,834  $ 25,660,313  -47.64%   -47.43%     0.80%
                2007                       0.50%   0.90%     9.92    27.68   3,877,414    56,081,456   25.83%    26.33%     0.84%
                2006                       0.50%   0.90%     7.86    14.24   3,839,620    43,836,535    5.89%     6.21%     0.39%
                2005                       0.60%   0.90%     7.40    13.45   4,113,283    44,760,847    4.85%     5.17%     0.50%
                2004                       0.60%   0.90%     7.03    12.83   4,350,609    45,522,831    2.45%     2.76%     0.27%
FIDELITY VIP HIGH INCOME
                2008                       0.90%   0.90%    10.23    10.23      33,353       341,036  -25.66%   -25.66%     8.53%
                2007                       0.90%   0.90%    13.75    13.75      37,732       518,962    1.87%     1.87%     8.01%
                2006                       0.90%   0.90%    13.50    13.50      42,316       571,356   10.24%    10.24%     7.33%
                2005                       0.90%   0.90%    12.25    12.25      49,933       611,596    1.78%     1.78%    14.73%
                2004                       0.90%   0.90%    12.03    12.03      58,696       706,277    8.61%     8.61%     8.29%
FIDELITY VIP INVESTMENT GRADE BOND SERVICE CLASS 2
                2008                       0.50%   0.90%    10.69    20.86   1,774,851    19,778,771   -4.33%    -3.94%     4.15%
                2007                       0.50%   0.90%    11.16    21.71   2,019,044    23,326,938    3.15%     3.56%     3.58%
                2006                       0.50%   0.90%    10.79    11.04   1,610,125    17,607,293    3.20%     3.51%     3.30%
                2005                       0.60%   0.90%    10.42    10.50   1,170,182    12,366,549    0.98%     1.29%     2.67%
                2004                       0.60%   0.90%    10.29    10.40     683,485     7,144,156    2.90%     3.25%     2.31%
FIDELITY VIP MID CAP SERVICE CLASS 2
                2008                       0.50%   0.90%    10.81    15.32   1,084,994    15,321,249  -40.15%   -39.91%     0.24%
                2007                       0.50%   0.90%    18.01    25.50   1,245,852    29,521,745   14.30%    14.76%     0.50%
                2006                       0.50%   0.90%    15.71    22.16   1,295,375    27,436,983   11.39%    11.73%     0.17%
                2005                       0.60%   0.90%    14.06    19.68   1,144,285    22,101,951   16.96%    17.31%     0.00%
                2004                       0.60%   0.90%    11.99    16.82     588,025     9,820,888   19.86%    23.54%     0.00%
FTVIPT FRANKLIN SMALL CAP VALUE CLASS 2
                2008                       0.50%   0.90%     9.26    14.42     995,464    11,994,149  -33.62%   -33.35%     1.18%
                2007                       0.50%   0.90%    13.91    21.63   1,011,450    18,460,449   -3.25%    -2.87%     0.65%
                2006                       0.50%   0.90%    14.34    20.12   1,071,974    20,599,655   15.93%    16.28%     0.59%
                2005                       0.60%   0.90%    12.33    17.17     729,097    12,237,283    7.79%     8.12%     0.83%
                2004                       0.60%   0.90%    11.40    15.93     472,827     7,496,427   14.05%    22.63%     0.15%
FTVIPT TEMPLETON FOREIGN SECURITIES
                2008                       0.90%   0.90%    18.64    18.64   2,345,069    43,719,345  -40.77%   -40.77%     2.66%
                2007                       0.90%   0.90%    31.48    31.48   2,539,641    79,938,076   14.75%    14.75%     2.17%
                2006                       0.90%   0.90%    27.43    27.43   2,832,931    77,706,982   20.60%    20.60%     1.40%
                2005                       0.90%   0.90%    22.74    22.74   3,077,279    69,988,815    9.49%     9.49%     1.29%
                2004                       0.90%   0.90%    20.77    20.77   3,452,074    71,703,238   17.81%    17.81%     1.17%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
                2008                       0.50%   0.60%     9.17    16.08   1,604,176    15,306,742  -40.73%   -40.68%     2.40%
                2007                       0.50%   0.60%    15.47    27.10   1,578,677    25,248,937   14.77%    14.88%     1.97%
                2006                       0.50%   0.60%    13.48    15.19   1,520,732    20,892,934   20.72%    20.72%     1.35%
                2005                       0.60%   0.60%    11.17    12.58   1,772,889    19,960,894    9.51%     9.51%     1.18%
                2004                       0.60%   0.60%    10.20    11.49   1,379,373    14,098,192   17.82%    17.82%     1.09%
GOLDMAN SACHS VIT CAPITAL GROWTH
                2008                       0.50%   0.90%     5.73    14.25     633,529     3,955,234  -42.28%   -42.05%     0.12%
                2007                       0.50%   0.90%     9.92    24.58     596,784     6,404,271    9.14%     9.58%     0.19%
                2006                       0.50%   0.90%     9.09    11.90     541,217     5,214,997    7.58%     7.91%     0.14%
                2005                       0.60%   0.90%     8.45    11.03     461,062     4,041,269    2.02%     2.33%     0.18%
                2004                       0.60%   0.90%     8.28    10.77     280,319     2,370,892    7.77%     8.11%     0.86%
JPVF BALANCED
                2006                       0.50%   0.90%    12.93    31.17   2,596,257    58,109,898   13.27%    13.61%     2.28%
                2005                       0.60%   0.90%    11.38    27.52   2,588,792    52,806,270    4.43%     4.74%     2.21%
                2004                       0.60%   0.90%    10.87    26.35   2,713,410    55,033,441    8.63%     8.68%     1.74%
JPVF GROWTH
                2006                       0.50%   0.90%     7.45    18.50   2,570,798    31,367,949    8.11%     8.44%     0.34%
                2005                       0.60%   0.90%     6.87    17.11   2,758,008    31,729,416   12.93%    13.27%     0.00%
                2004                       0.60%   0.90%     6.06    15.15   2,923,050    30,419,075   10.83%    11.16%     0.00%

                                          MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                             COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR            DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
JPVF HIGH YIELD BOND
                2006                       0.50%   0.90%   $11.54   $13.82   1,167,122  $ 15,999,314    9.34%     9.67%     7.15%
                2005                       0.60%   0.90%    10.52    12.64   1,213,241    15,224,002    0.84%     1.14%     6.74%
                2004                       0.60%   0.90%    10.40    12.54   1,338,115    16,678,741    4.00%     8.08%     6.59%
JPVF MONEY MARKET
                2006                       0.50%   0.90%    10.65    21.66   3,370,417    52,658,083    3.69%     4.00%     2.37%
                2005                       0.60%   0.90%    10.24    19.68   2,866,877    40,853,807    1.81%     2.11%     0.70%
                2004                       0.60%   0.90%    10.02    19.33   2,822,991    39,988,097   -0.12%     0.26%     0.72%
LINCOLN VIPT CAPITAL GROWTH
                2008                       0.50%   0.90%     4.44    26.69   4,799,005    80,587,473  -42.11%   -41.88%     0.21%
                2007                       0.50%   0.90%     7.65    46.10   5,195,590   153,492,724   15.71%    16.18%     0.10%
                2006                       0.50%   0.90%     6.59    39.84   5,627,722   144,660,603    3.85%     4.17%     0.00%
                2005                       0.60%   0.90%     6.33    38.36   5,965,607   150,604,536    3.84%     4.15%     0.13%
                2004                       0.60%   0.90%     6.08    36.94   6,433,343   161,378,964    8.49%     8.82%     0.00%
LINCOLN VIPT COLUMBIA VALUE OPPORTUNITIES
                2008                       0.50%   0.90%     8.21    14.95   1,064,840    11,900,358  -34.55%   -34.29%     0.40%
                2007                       0.50%   0.90%    12.51    22.75   1,149,343    19,689,351    0.89%     1.29%     0.57%
                2006                       0.50%   0.90%    12.36    17.43   1,270,288    21,667,806    9.28%     9.61%     0.00%
                2005                       0.60%   0.90%    11.28    15.95   1,670,800    26,123,385    4.16%     4.48%     0.00%
                2004                       0.60%   0.90%    10.79    15.31   1,806,777    27,222,102    7.92%    18.70%     0.00%
LINCOLN VIPT DELAWARE BOND SERVICE CLASS
                2008                       0.50%   0.90%    11.91    22.33     992,014    13,902,832   -4.13%    -3.74%     4.05%
                2007           4/27/07     0.50%   0.90%    12.38    23.20   1,187,595    17,418,792    2.77%     3.05%     4.67%
LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
                2008                       0.50%   0.90%     5.01    15.03   2,381,586    19,486,882  -36.57%   -36.31%     0.99%
                2007           4/27/07     0.50%   0.90%     7.88    23.61   2,439,160    30,935,256   -1.35%    -1.08%     0.94%
LINCOLN VIPT DELAWARE MANAGED SERVICE CLASS
                2008                       0.50%   0.90%     9.75    23.36   2,221,598    37,261,888  -27.87%   -27.58%     2.01%
                2007           4/27/07     0.50%   0.90%    13.48    32.38   2,562,975    59,343,491   -1.14%    -0.87%     2.13%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH
                2008                       0.50%   0.90%     6.31    14.97   3,451,187    28,894,259  -49.40%   -49.20%     1.16%
                2007                       0.50%   0.90%    12.43    29.47   3,581,380    59,200,345   19.47%    19.95%     0.75%
                2006                       0.50%   0.90%    10.37    17.04   4,393,541    58,302,419   22.85%    23.22%     0.07%
                2005                       0.60%   0.90%     8.42    12.77   3,677,653    41,499,773   18.39%    18.74%     0.53%
                2004                       0.60%   0.90%     7.09    10.79   3,445,009    32,996,324   15.96%    16.32%     0.26%
LINCOLN VIPT MFS VALUE
                2008                       0.50%   0.90%    10.02    31.32   2,136,287    47,475,363  -32.90%   -32.63%     1.06%
                2007                       0.50%   0.90%    14.89    46.68   2,220,838    73,966,745    6.72%     7.15%     0.97%
                2006                       0.50%   0.90%    13.91    43.74   2,362,768    74,758,068   18.58%    18.94%     1.20%
                2005                       0.60%   0.90%    11.70    36.88   2,542,666    69,779,262    7.02%     7.34%     1.24%
                2004                       0.60%   0.90%    10.90    34.46   2,637,387    69,609,453    8.98%    10.85%     0.96%
LINCOLN VIPT MID-CAP VALUE
                2008                       0.50%   0.90%     8.43    13.70   1,519,251    15,601,953  -41.24%   -41.00%     0.31%
                2007                       0.50%   0.90%    14.30    23.22   1,647,839    28,824,948    0.72%     1.12%     0.31%
                2006                       0.50%   0.90%    14.15    17.72   1,672,078    29,119,707   16.63%    16.98%     0.00%
                2005                       0.60%   0.90%    12.10    14.98   1,705,660    25,515,338    9.03%     9.36%     0.00%
                2004                       0.60%   0.90%    11.06    13.74   1,805,126    24,809,053   10.62%    14.77%     0.00%
LINCOLN VIPT MONEY MARKET
                2008                       0.50%   0.90%    11.30    22.98   3,916,009    60,169,598    1.43%     1.83%     2.31%
                2007           4/27/07     0.50%   0.90%    11.11    22.59   3,170,784    49,012,414    2.70%     2.98%     3.28%
LINCOLN VIPT SSgA S&P 500 INDEX
                2008                       0.50%   0.90%     6.62    15.06  12,266,531   121,898,615  -37.76%   -37.51%     2.86%
                2007                       0.50%   0.90%    10.61    24.10  12,569,927   198,381,424    4.29%     4.71%     1.08%
                2006                       0.50%   0.90%    10.14    22.68  12,734,823   194,441,493   14.48%    14.83%     1.57%
                2005                       0.60%   0.90%     8.83    19.81  14,419,597   190,426,869    3.76%     4.07%     1.65%
                2004                       0.60%   0.90%     8.49    19.09  14,554,731   189,867,113    9.56%     9.89%     1.21%

                                          MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                             COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR            DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT SSgA SMALL-CAP INDEX
                2008                       0.50%   0.90%   $ 7.68   $31.07   1,586,510  $ 36,559,211  -34.57%   -34.30%     0.93%
                2007                       0.50%   0.90%    11.71    47.34   1,722,258    61,433,490    3.24%     3.66%     0.60%
                2006                       0.50%   0.90%    11.30    45.72   1,865,446    65,241,693   12.06%    12.40%     0.00%
                2005                       0.60%   0.90%    10.06    38.45   2,024,088    64,619,142   10.96%    11.30%     0.00%
                2004                       0.60%   0.90%     9.04    34.65   2,153,002    62,507,310    5.26%     5.57%     0.00%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK
                2008                       0.50%   0.90%     4.00    15.05   3,777,880    40,170,237  -42.37%   -42.14%     0.23%
                2007                       0.50%   0.90%     6.93    26.11   3,988,453    75,036,580    7.96%     8.28%     0.26%
                2006                       0.60%   0.90%     6.40    24.19   4,393,834    76,217,434   12.31%    12.65%     0.23%
                2005                       0.60%   0.90%     5.68    21.54   4,769,545    74,021,578    5.34%     5.66%     0.48%
                2004                       0.60%   0.90%     5.38    20.44   5,094,789    77,440,247    8.68%     9.01%     0.00%
LINCOLN VIPT TEMPLETON GROWTH
                2008                       0.50%   0.90%    10.38    56.52   2,465,431    82,458,326  -38.32%   -38.07%     1.93%
                2007                       0.50%   0.90%    16.79    91.35   2,750,464   149,446,887    7.05%     7.48%     1.65%
                2006                       0.50%   0.90%    15.63    85.09   3,148,857   155,134,132   25.00%    25.37%     1.37%
                2005                       0.60%   0.90%    12.47    64.20   2,649,649   122,761,699    7.91%     8.23%     1.44%
                2004                       0.60%   0.90%    11.52    59.49   2,520,072   118,519,113   15.22%    17.50%     1.12%
LINCOLN VIPT TURNER MID-CAP GROWTH
                2008                       0.50%   0.90%     6.94    13.63   1,022,392     7,288,639  -49.76%   -49.55%     0.00%
                2007                       0.50%   0.90%    13.81    27.02   1,250,745    17,657,434   23.55%    24.05%     0.00%
                2006                       0.50%   0.90%    11.18    14.54   1,056,346    12,016,226    5.76%     6.08%     0.00%
                2005                       0.60%   0.90%    10.57    13.71   1,246,272    13,301,880   11.27%    11.60%     0.00%
                2004                       0.60%   0.90%     9.50     9.75   1,242,151    11,881,089   10.84%    11.17%     0.00%
LINCOLN VIPT WILSHIRE 2010 PROFILE
                2008            6/5/08     0.60%   0.90%     7.46     7.48      62,998       470,267  -24.32%   -22.17%     1.97%
LINCOLN VIPT WILSHIRE 2020 PROFILE
                2008           6/25/08     0.60%   0.90%     7.22     7.23       5,602        40,466  -23.80%     6.78%     1.80%
LINCOLN VIPT WILSHIRE 2030 PROFILE
                2008           8/19/08     0.60%   0.90%     6.88     6.89      17,886       123,296  -23.43%   -21.79%     1.12%
LINCOLN VIPT WILSHIRE 2040 PROFILE
                2008           8/13/08     0.60%   0.90%     6.43     6.44       5,937        38,208  -28.24%   -15.73%     0.60%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE
                2008           6/25/08     0.50%   0.90%     6.04     6.06     189,477     1,146,894  -34.88%   -24.67%     1.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE
                2008            6/9/08     0.50%   0.90%     8.05     8.07      87,699       706,701  -17.37%   -14.23%     4.27%
LINCOLN VIPT WILSHIRE MODERATE PROFILE
                2008            6/4/08     0.50%   0.90%     7.31     7.33   1,264,690     9,256,963  -25.37%   -21.69%     2.71%
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE
                2008           6/12/08     0.50%   0.90%     6.69     6.71     608,454     4,078,007  -28.98%   -28.11%     2.24%
MFS VIT RESEARCH
                2008                       0.60%   0.90%     6.36     9.87   1,230,013    10,412,128  -36.66%   -36.47%     0.54%
                2007                       0.60%   0.90%    10.01    15.59   1,324,877    17,788,851   12.19%    12.53%     0.69%
                2006                       0.60%   0.90%     8.89    13.89   1,434,025    17,192,493    9.48%     9.81%     0.52%
                2005                       0.60%   0.90%     8.10    12.69   1,567,859    17,304,622    6.84%     7.16%     0.48%
                2004                       0.60%   0.90%     7.56    11.88   1,678,001    17,528,479   14.81%    15.16%     1.08%
MFS VIT UTILITIES
                2008                       0.50%   0.90%    12.05    19.81   1,932,075    31,051,477  -38.23%   -37.98%     1.55%
                2007                       0.50%   0.90%    19.45    31.94   2,100,236    54,163,435   26.75%    27.26%     0.95%
                2006                       0.50%   0.90%    15.30    25.04   2,042,056    41,798,558   30.08%    30.48%     1.94%
                2005                       0.60%   0.90%    11.73    19.25   1,958,915    31,217,103   15.79%    16.14%     0.57%
                2004                       0.60%   0.90%    10.10    16.62   1,860,061    25,854,073   29.03%    29.42%     1.38%
PIMCO VIT TOTAL RETURN
                2008                       0.50%   0.90%    12.39    34.40   6,041,080    86,724,841    3.86%     4.28%     4.47%
                2007                       0.50%   0.90%    11.89    33.03   6,109,128    84,599,684    7.79%     8.22%     4.80%
                2006                       0.50%   0.90%    11.00    30.55   7,107,728    91,513,368    2.92%     3.23%     4.43%
                2005                       0.60%   0.90%    10.65    12.55   6,828,258    85,617,082    1.54%     1.84%     3.43%
                2004                       0.60%   0.90%    10.46    12.36   6,237,898    77,202,648    3.95%     4.61%     1.89%

                                          MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                             COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR            DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
                2008                       0.50%   0.90%   $11.61   $19.33     542,653  $  6,962,824  -51.26%   -51.07%     0.84%
                2007                       0.50%   0.90%    23.74    39.49     722,643    18,934,246   46.42%    47.01%     0.07%
                2006                       0.50%   0.90%    16.17    19.23     488,882     8,731,224   38.04%    38.45%     0.46%
                2005                       0.60%   0.90%    11.68    12.66     364,331     4,702,834   16.77%    18.44%     0.23%
                2004            5/4/04     0.60%   0.90%    10.69    11.69      53,120       588,332    6.87%    16.94%     0.62%
PROFUND VP EUROPE 30
                2008                       0.50%   0.90%     8.55    14.63     249,057     2,292,080  -44.51%   -44.28%     2.12%
                2007                       0.50%   0.90%    15.41    26.26     284,519     4,639,556   13.55%    14.01%     2.24%
                2006                       0.50%   0.90%    13.57    14.40     172,436     2,394,622   16.45%    16.80%     0.40%
                2005                       0.60%   0.90%    11.65    12.33     110,327     1,312,058    7.12%     7.44%     0.17%
                2004           5/17/04     0.60%   0.90%    10.87    11.48      28,777       318,019    8.76%    14.76%     0.20%
PROFUND VP FINANCIALS
                2008                       0.50%   0.90%     5.36     9.22     389,614     2,148,285  -50.99%   -50.79%     1.26%
                2007                       0.50%   0.90%    10.90    18.74     284,078     3,200,139  -19.84%   -19.52%     1.39%
                2006                       0.50%   0.90%    13.56    14.51     293,433     4,110,943   16.30%    16.65%     0.55%
                2005                       0.60%   0.90%    11.63    11.99     269,578     3,245,682    3.06%     3.36%     0.86%
                2004                       0.60%   0.90%    11.00    11.64     266,112     3,107,729    9.35%    12.46%     0.27%
PROFUND VP HEALTH CARE
                2008                       0.50%   0.90%     8.82    17.72     312,920     2,788,055  -24.97%   -24.67%     0.27%
                2007                       0.50%   0.90%    11.76    12.18     273,263     3,229,153    5.63%     5.94%     0.00%
                2006                       0.60%   0.90%    11.13    11.50     255,909     2,859,399    4.30%     4.62%     0.00%
                2005                       0.60%   0.90%    10.67    10.99     279,327     2,991,703    5.07%     5.39%     0.00%
                2004                       0.60%   0.90%    10.16    10.43     250,861     2,550,549    1.44%     4.27%     0.00%
PROFUND VP LARGE-CAP GROWTH
                2008                       0.50%   0.90%     7.63    15.43      66,111       509,331  -36.10%   -35.84%     0.00%
                2007                       0.50%   0.90%    11.94    12.48      46,536       559,902    6.00%     6.32%     0.00%
                2006                       0.60%   0.90%    11.25    11.74      81,404       920,226    8.08%     8.41%     0.00%
                2005                       0.60%   0.90%    10.38    10.43      37,180       388,232    0.03%     3.76%     0.00%
                2004            6/1/04     0.60%   0.90%    10.42    11.80      38,027       396,371    4.23%     7.93%     0.00%
PROFUND VP LARGE-CAP VALUE
                2008                       0.50%   0.90%     7.11    13.63     158,830     1,245,501  -41.00%   -40.76%     1.65%
                2007                       0.50%   0.90%    12.02    23.00      76,970     1,024,450   -0.75%    -0.35%     0.44%
                2006                       0.50%   0.90%    12.07    13.79     309,626     4,133,279   17.60%    17.96%     0.20%
                2005                       0.60%   0.90%    10.33    11.35      68,804       781,656    2.11%     2.33%     0.00%
                2004           5/21/04     0.60%   0.90%    10.43    11.11      32,541       362,056    4.16%    11.14%     0.00%
PROFUND VP RISING RATES OPPORTUNITY
                2008                       0.50%   0.90%     5.01    10.96     153,499       790,065  -38.53%   -38.28%     5.99%
                2007                       0.50%   0.90%     8.12     8.54     141,118     1,169,181   -6.05%    -5.76%     5.48%
                2006                       0.60%   0.90%     8.62     9.07     161,498     1,419,492    9.16%     9.49%     1.73%
                2005                       0.60%   0.90%     7.87     8.02     194,432     1,563,064   -8.72%    -8.44%     0.00%
                2004            5/3/04     0.60%   0.90%     8.60     8.78     192,133     1,684,328  -14.01%   -12.20%     0.00%
PROFUND VP SMALL-CAP GROWTH
                2008                       0.50%   0.90%     8.60    14.78     203,936     1,800,681  -34.62%   -34.36%     0.00%
                2007                       0.50%   0.90%    13.11    13.70     167,237     2,253,292    3.13%     3.44%     0.00%
                2006                       0.60%   0.90%    12.68    13.24     159,229     2,076,297    7.68%     8.00%     0.00%
                2005                       0.60%   0.90%    11.74    12.14     168,112     2,038,466    6.58%     6.90%     0.00%
                2004            6/1/04     0.60%   0.90%    10.97    11.39     191,111     2,175,777    9.81%    13.87%     0.00%
PROFUND VP SMALL-CAP VALUE
                2008                       0.50%   0.90%     8.80    14.51      67,292       615,314  -31.30%   -31.03%     0.00%
                2007                       0.50%   0.90%    12.77    13.70      72,549       964,678   -8.05%    -7.78%     0.00%
                2006                       0.60%   0.90%    13.84    14.85     100,998     1,456,524   16.38%    16.73%     0.00%
                2005                       0.60%   0.90%    11.86    12.38      56,734       703,315    3.07%     3.38%     0.00%
                2004            5/7/04     0.60%   0.90%    11.51    12.01     290,523     3,490,953   14.71%    20.14%     0.00%
PROFUND VP TECHNOLOGY
                2008                       0.50%   0.90%     6.79    14.53     311,161     2,173,373  -44.85%   -44.63%     0.00%
                2007                       0.50%   0.90%    12.32    14.00     541,333     6,772,141   13.39%    13.73%     0.00%
                2006                       0.60%   0.90%    10.87    12.31     311,595     3,470,219    7.10%     7.42%     0.00%
                2005                       0.60%   0.90%    10.15    11.46     392,990     4,088,818    0.32%     0.62%     0.37%
                2004                       0.60%   0.90%    10.11    11.38     410,180     4,204,610   -1.32%    13.88%     0.00%

                                          MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                             COMMENCEMENT   FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT      YEAR            DATE(1)   RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
-----------------------------------------------------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
                2008                       0.50%   0.90%   $18.16   $35.62     376,860  $  7,057,473   48.42%    49.01%     1.65%
                2007                       0.50%   0.90%    12.20    12.78     216,094     2,730,547    9.17%     9.50%     3.50%
                2006                       0.60%   0.90%    11.14    11.67     119,352     1,374,747   -5.38%    -5.09%     3.51%
                2005                       0.60%   0.90%    11.74    12.18      70,737       858,525    8.06%     8.38%     2.26%
                2004           5/24/04     0.60%   0.90%    10.82    11.27      18,442       207,093    8.29%    12.70%     0.81%
T. ROWE PRICE MID-CAP GROWTH CLASS II
                2008                       0.60%   0.90%    10.49    10.76     327,674     3,473,690  -40.47%   -40.30%     0.00%
                2007                       0.60%   0.90%    17.62    18.03     342,757     6,095,317   16.17%    16.52%     0.00%
                2006                       0.60%   0.90%    15.17    15.47     411,700     6,294,179    5.43%     5.74%     0.00%
                2005                       0.60%   0.90%    14.39    14.63     689,242    10,010,011   13.41%    13.75%     0.00%
                2004                       0.60%   0.90%    12.68    12.86     825,920    10,534,991   16.99%    17.35%     0.00%
VANGUARD VIF MID-CAP INDEX
                2008                       0.50%   0.90%     8.96    13.83   1,547,226    15,069,149  -42.34%   -42.11%     1.63%
                2007                       0.50%   0.90%    15.49    23.88   1,532,276    25,877,365    5.19%     5.61%     1.26%
                2006                       0.50%   0.90%    14.68    16.33   1,641,076    26,381,327   12.73%    13.07%     1.00%
                2005                       0.60%   0.90%    12.99    14.24   1,432,324    20,419,866   12.96%    13.29%     1.00%
                2004                       0.60%   0.90%    11.46    12.61   1,405,663    17,761,341   14.63%    19.24%     0.87%
VANGUARD VIF REIT INDEX
                2008                       0.50%   0.90%     9.47    12.77   1,348,291    16,116,651  -37.81%   -37.56%     3.49%
                2007                       0.50%   0.90%    15.18    20.45   1,378,111    26,667,394  -17.35%   -17.02%     2.05%
                2006                       0.50%   0.90%    18.31    24.28   1,606,001    37,809,813   33.72%    34.12%     2.16%
                2005                       0.60%   0.90%    13.65    17.92   1,514,183    26,924,293   10.84%    11.17%     2.68%
                2004                       0.60%   0.90%    12.28    16.17   1,401,912    22,658,036   22.80%    29.34%     2.47%
VANGUARD VIF SMALL COMPANY GROWTH
                2008                       0.50%   0.90%     8.01    13.70   1,118,668     9,710,450  -40.01%   -39.77%     0.69%
                2007                       0.50%   0.90%    13.32    14.74   1,136,860    16,441,561    2.84%     3.15%     0.54%
                2006                       0.60%   0.90%    12.91    14.29   1,311,819    18,484,539    9.22%     9.55%     0.38%
                2005                       0.60%   0.90%    11.79    12.94   1,312,170    16,991,378    5.31%     5.63%     0.00%
                2004                       0.60%   0.90%    11.16    12.28   1,150,172    14,144,688   11.60%    14.26%     0.08%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                         AGGREGATE     AGGREGATE
                                                          COST OF       PROCEEDS
SUBACCOUNT                                               PURCHASES     FROM SALES
---------------------------------------------------------------------------------
American Century VP International                       $ 6,713,956   $ 6,409,068
American Century VP Value Class 2                         6,175,124     4,611,193
American Funds Growth Class 2                            20,428,271    15,113,270
American Funds Growth-Income Class 2                      9,465,235     8,031,235
Delaware VIPT High Yield                                  1,627,297     1,010,215
DWS VIP Small Cap Index Service Class                     3,426,904     2,659,827
Fidelity VIP Contrafund                                   9,802,351    16,657,577
Fidelity VIP Equity-Income                                4,103,556     5,848,653
Fidelity VIP Growth                                       3,156,396     9,293,647
Fidelity VIP High Income                                     39,746        60,420
Fidelity VIP Investment Grade Bond Service Class 2        4,839,563     6,754,822
Fidelity VIP Mid Cap Service Class 2                      8,910,326     8,463,575
FTVIPT Franklin Small Cap Value Class 2                   8,006,051     6,913,975
FTVIPT Templeton Foreign Securities                       9,310,096     7,164,963
FTVIPT Templeton Foreign Securities Class 2               5,148,612     2,336,046
Goldman Sachs VIT Capital Growth                          2,684,845     2,129,350
Lincoln VIPT Capital Growth                               1,347,902    14,255,941
Lincoln VIPT Columbia Value Opportunities                 8,646,188     4,601,141
Lincoln VIPT Delaware Bond Service Class                  3,194,328     5,485,158
Lincoln VIPT Delaware Growth and Income Service Class     5,032,632     3,091,530
Lincoln VIPT Delaware Managed Service Class               9,250,524    10,628,920
Lincoln VIPT Marsico International Growth                 9,673,605     7,874,289
Lincoln VIPT MFS Value                                    7,882,111    10,014,167
Lincoln VIPT Mid-Cap Value                                4,164,510     4,243,594
Lincoln VIPT Money Market                                62,495,499    50,949,738
Lincoln VIPT SSgA S&P 500 Index                          23,662,291    25,047,222
Lincoln VIPT SSgA Small-Cap Index                         6,080,323     6,112,024
Lincoln VIPT T. Rowe Price Growth Stock                   1,543,465     6,534,467
Lincoln VIPT Templeton Growth                             9,552,820    16,769,391
Lincoln VIPT Turner Mid-Cap Growth                        4,481,209     5,557,028
Lincoln VIPT Wilshire 2010 Profile                          627,107        13,918
Lincoln VIPT Wilshire 2020 Profile                           49,441         1,308
Lincoln VIPT Wilshire 2030 Profile                          162,684         6,003
Lincoln VIPT Wilshire 2040 Profile                           51,387           632
Lincoln VIPT Wilshire Aggressive Profile                  1,446,645       148,882
Lincoln VIPT Wilshire Conservative Profile                  913,066       136,320
Lincoln VIPT Wilshire Moderate Profile                   13,892,832     1,966,316
Lincoln VIPT Wilshire Moderately Aggressive Profile       5,268,230       769,501
MFS VIT Research                                            343,349     1,549,913
MFS VIT Utilities                                        14,937,995    10,475,561
PIMCO VIT Total Return                                   40,992,842    37,000,538
ProFund VP Asia 30                                        6,821,002     9,535,138
ProFund VP Europe 30                                      2,339,390     1,996,146
ProFund VP Financials                                     2,942,661     2,235,771
ProFund VP Health Care                                    2,006,950     1,558,002
ProFund VP Large-Cap Growth                               3,618,775     3,578,251
ProFund VP Large-Cap Value                                1,412,370       647,540
ProFund VP Rising Rates Opportunity                         606,722       414,015
ProFund VP Small-Cap Growth                               1,063,709       720,240
ProFund VP Small-Cap Value                                  396,765       403,509
ProFund VP Technology                                     2,342,954     5,018,523
ProFund VP U.S. Government Plus                           6,078,370     3,512,468
T. Rowe Price Mid-Cap Growth Class II                       576,819       591,093
Vanguard VIF Mid-Cap Index                                8,459,122     5,174,401
Vanguard VIF REIT Index                                  14,841,554     6,277,162
Vanguard VIF Small Company Growth                         3,909,321     2,715,927

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                       NET
                                                          SHARES      ASSET    FAIR VALUE
SUBACCOUNT                                                 OWNED      VALUE     OF SHARES    COST OF SHARES
-----------------------------------------------------------------------------------------------------------
American Century VP International                        2,142,410   $ 5.94   $ 12,725,917    $ 19,017,189
American Century VP Value Class 2                        1,911,970     4.68      8,948,021      13,022,561
American Funds Growth Class 2                              924,814    33.27     30,768,556      49,574,870
American Funds Growth-Income Class 2                       972,945    24.11     23,457,692      35,561,806
Delaware VIPT High Yield                                   222,280     4.14        920,239       1,153,746
DWS VIP Small Cap Index Service Class                    1,133,565     8.62      9,771,327      14,745,799
Fidelity VIP Contrafund                                  4,244,038    15.39     65,315,739     107,095,116
Fidelity VIP Equity-Income                               2,043,805    13.18     26,937,347      46,870,001
Fidelity VIP Growth                                      1,090,007    23.53     25,647,868      41,073,805
Fidelity VIP High Income                                    86,122     3.96        341,044         733,898
Fidelity VIP Investment Grade Bond Service Class 2       1,697,252    11.62     19,722,068      21,012,742
Fidelity VIP Mid Cap Service Class 2                       845,897    18.12     15,327,663      25,683,825
FTVIPT Franklin Small Cap Value Class 2                  1,134,753    10.55     11,971,640      18,336,082
FTVIPT Templeton Foreign Securities                      3,991,694    10.95     43,709,055      63,089,774
FTVIPT Templeton Foreign Securities Class 2              1,418,886    10.76     15,267,216      20,719,397
Goldman Sachs VIT Capital Growth                           534,511     7.40      3,955,384       5,796,474
Lincoln VIPT Capital Growth                              5,029,303    16.02     80,564,404     115,962,166
Lincoln VIPT Columbia Value Opportunities                1,742,468     6.82     11,883,631      19,662,729
Lincoln VIPT Delaware Bond Service Class                 1,189,807    11.68     13,900,510      15,150,340
Lincoln VIPT Delaware Growth and Income Service Class      928,883    20.96     19,472,179      32,690,372
Lincoln VIPT Delaware Managed Service Class              3,432,717    10.84     37,210,657      58,492,464
Lincoln VIPT Marsico International Growth                3,493,854     8.26     28,869,713      40,219,455
Lincoln VIPT MFS Value                                   2,740,962    17.32     47,467,975      52,417,236
Lincoln VIPT Mid-Cap Value                               1,928,768     8.09     15,599,876      23,457,884
Lincoln VIPT Money Market                                6,027,752    10.00     60,277,521      60,277,423
Lincoln VIPT SSgA S&P 500 Index                         19,538,255     6.24    121,860,096     163,774,722
Lincoln VIPT SSgA Small-Cap Index                        3,202,445    11.41     36,546,306      51,286,875
Lincoln VIPT T. Rowe Price Growth Stock                  3,783,407    10.61     40,157,084      73,341,051
Lincoln VIPT Templeton Growth                            4,259,713    19.35     82,438,230      98,001,643
Lincoln VIPT Turner Mid-Cap Growth                       1,219,100     5.98      7,286,563      12,930,113
Lincoln VIPT Wilshire 2010 Profile                          59,537     7.90        470,284         610,590
Lincoln VIPT Wilshire 2020 Profile                           5,362     7.55         40,467          47,997
Lincoln VIPT Wilshire 2030 Profile                          16,895     7.30        123,298         155,702
Lincoln VIPT Wilshire 2040 Profile                           5,681     6.73         38,209          50,571
Lincoln VIPT Wilshire Aggressive Profile                   146,901     8.23      1,208,705       1,274,454
Lincoln VIPT Wilshire Conservative Profile                  74,612     9.47        706,721         760,531
Lincoln VIPT Wilshire Moderate Profile                   1,020,528     9.07      9,257,211      11,643,118
Lincoln VIPT Wilshire Moderately Aggressive Profile        472,329     8.63      4,078,093       4,459,445
MFS VIT Research                                           806,984    12.90     10,410,087      14,273,018
MFS VIT Utilities                                        1,701,619    18.24     31,037,537      40,755,597
PIMCO VIT Total Return                                   8,400,464    10.31     86,608,788      86,884,116
ProFund VP Asia 30                                         176,725    39.35      6,954,144      11,942,208
ProFund VP Europe 30                                       139,310    16.32      2,273,540       4,183,525
ProFund VP Financials                                      135,786    15.82      2,148,133       3,836,506
ProFund VP Health Care                                     118,580    23.72      2,812,730       3,387,212
ProFund VP Large-Cap Growth                                 22,271    22.87        509,332         616,244
ProFund VP Large-Cap Value                                  67,252    18.52      1,245,515       1,713,475
ProFund VP Rising Rates Opportunity                         73,318    10.87        796,967       1,401,972
ProFund VP Small-Cap Growth                                 97,141    18.53      1,800,030       2,862,951
ProFund VP Small-Cap Value                                  33,011    18.63        614,996         994,013
ProFund VP Technology                                      230,803     9.41      2,171,857       3,438,201
ProFund VP U.S. Government Plus                            149,422    47.26      7,061,693       5,321,597
T. Rowe Price Mid-Cap Growth Class II                      253,731    13.69      3,473,576       5,094,979
Vanguard VIF Mid-Cap Index                               1,632,025     9.22     15,047,272      25,526,025
Vanguard VIF REIT Index                                  2,105,638     7.65     16,108,130      33,272,458
Vanguard VIF Small Company Growth                          993,414     9.78      9,715,589      16,774,851

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                          UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                ISSUED     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
American Century VP International                         545,782     (642,039)     (96,257)
American Century VP Value Class 2                         503,547     (480,920)      22,627
American Funds Growth Class 2                           1,433,272   (1,388,126)      45,146
American Funds Growth-Income Class 2                      777,065     (879,672)    (102,607)
Delaware VIPT High Yield                                  180,820     (123,953)      56,867
DWS VIP Small Cap Index Service Class                     281,312     (320,476)     (39,164)
Fidelity VIP Contrafund                                   817,762   (1,189,236)    (371,474)
Fidelity VIP Equity-Income                                578,425     (746,567)    (168,142)
Fidelity VIP Growth                                       657,570   (1,120,150)    (462,580)
Fidelity VIP High Income                                      101       (4,480)      (4,379)
Fidelity VIP Investment Grade Bond Service Class 2        584,622     (828,815)    (244,193)
Fidelity VIP Mid Cap Service Class 2                      374,879     (535,737)    (160,858)
FTVIPT Franklin Small Cap Value Class 2                   511,253     (527,239)     (15,986)
FTVIPT Templeton Foreign Securities                       307,800     (502,372)    (194,572)
FTVIPT Templeton Foreign Securities Class 2               384,644     (359,145)      25,499
Goldman Sachs VIT Capital Growth                          375,002     (338,257)      36,745
Lincoln VIPT Capital Growth                               683,822   (1,080,407)    (396,585)
Lincoln VIPT Columbia Value Opportunities                 356,536     (441,039)     (84,503)
Lincoln VIPT Delaware Bond Service Class                  288,670     (484,251)    (195,581)
Lincoln VIPT Delaware Growth and Income Service Class     472,039     (529,613)     (57,574)
Lincoln VIPT Delaware Managed Service Class               475,006     (816,383)    (341,377)
Lincoln VIPT Marsico International Growth                 834,549     (964,742)    (130,193)
Lincoln VIPT MFS Value                                    428,930     (513,481)     (84,551)
Lincoln VIPT Mid-Cap Value                                350,121     (478,709)    (128,588)
Lincoln VIPT Money Market                               4,064,662   (3,319,437)     745,225
Lincoln VIPT SSgA S&P 500 Index                         2,747,093   (3,050,489)    (303,396)
Lincoln VIPT SSgA Small-Cap Index                         235,924     (371,672)    (135,748)
Lincoln VIPT T. Rowe Price Growth Stock                   603,072     (813,645)    (210,573)
Lincoln VIPT Templeton Growth                             416,522     (701,555)    (285,033)
Lincoln VIPT Turner Mid-Cap Growth                        334,167     (562,520)    (228,353)
Lincoln VIPT Wilshire 2010 Profile                         64,450       (1,452)      62,998
Lincoln VIPT Wilshire 2020 Profile                          5,875         (273)       5,602
Lincoln VIPT Wilshire 2030 Profile                         18,732         (846)      17,886
Lincoln VIPT Wilshire 2040 Profile                          6,088         (151)       5,937
Lincoln VIPT Wilshire Aggressive Profile                  227,513      (38,036)     189,477
Lincoln VIPT Wilshire Conservative Profile                106,930      (19,231)      87,699
Lincoln VIPT Wilshire Moderate Profile                  1,537,424     (272,734)   1,264,690
Lincoln VIPT Wilshire Moderately Aggressive Profile       723,021     (114,567)     608,454
MFS VIT Research                                          145,967     (240,831)     (94,864)
MFS VIT Utilities                                         562,643     (730,804)    (168,161)
PIMCO VIT Total Return                                  3,272,742   (3,340,790)     (68,048)
ProFund VP Asia 30                                        347,925     (527,915)    (179,990)
ProFund VP Europe 30                                      170,874     (206,336)     (35,462)
ProFund VP Financials                                     360,194     (254,658)     105,536
ProFund VP Health Care                                    221,732     (182,075)      39,657
ProFund VP Large-Cap Growth                               349,075     (329,500)      19,575
ProFund VP Large-Cap Value                                146,980      (65,120)      81,860
ProFund VP Rising Rates Opportunity                        78,254      (65,873)      12,381
ProFund VP Small-Cap Growth                               112,644      (75,945)      36,699
ProFund VP Small-Cap Value                                 36,286      (41,543)      (5,257)
ProFund VP Technology                                     266,328     (496,500)    (230,172)
ProFund VP U.S. Government Plus                           453,797     (293,031)     160,766
T. Rowe Price Mid-Cap Growth Class II                      46,554      (61,637)     (15,083)
Vanguard VIF Mid-Cap Index                                536,931     (521,981)      14,950
Vanguard VIF REIT Index                                   535,557     (565,377)     (29,820)
Vanguard VIF Small Company Growth                         333,026     (351,218)     (18,192)

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                          UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                ISSUED     REDEEMED     (DECREASE)
---------------------------------------------------------------------------------------------
American Century VP International                         911,845     (662,979)      248,866
American Century VP Value Class 2                         358,000     (473,506)     (115,506)
American Funds Growth Class 2                           1,085,752     (801,563)      284,189
American Funds Growth-Income Class 2                      771,343     (951,957)     (180,614)
Delaware VIPT High Yield                                   90,652      (22,463)       68,189
DWS VIP Small Cap Index Service Class                     325,212     (296,008)       29,204
Fidelity VIP Contrafund                                   881,829   (1,338,972)     (457,143)
Fidelity VIP Equity-Income                                612,152     (704,921)      (92,769)
Fidelity VIP Growth                                     1,076,617   (1,038,823)       37,794
Fidelity VIP High Income                                       96       (4,680)       (4,584)
Fidelity VIP Investment Grade Bond Service Class 2        794,361     (385,442)      408,919
Fidelity VIP Mid Cap Service Class 2                      620,921     (670,444)      (49,523)
FTVIPT Franklin Small Cap Value Class 2                   377,124     (437,648)      (60,524)
FTVIPT Templeton Foreign Securities                       282,549     (575,839)     (293,290)
FTVIPT Templeton Foreign Securities Class 2               395,027     (337,082)       57,945
Goldman Sachs VIT Capital Growth                          281,379     (225,812)       55,567
JPVF Balanced                                             274,694   (2,870,951)   (2,596,257)
JPVF Growth                                               125,240   (2,696,038)   (2,570,798)
JPVF High Yield Bond                                      134,597   (1,301,719)   (1,167,122)
JPVF Money Market                                       1,154,823   (4,525,240)   (3,370,417)
Lincoln VIPT Capital Growth                               698,387   (1,130,519)     (432,132)
Lincoln VIPT Delaware Bond Service Class                1,454,883     (267,288)    1,187,595
Lincoln VIPT Delaware Growth and Income Service Class   2,763,627     (324,467)    2,439,160
Lincoln VIPT Delaware Managed Service Class             3,028,212     (465,237)    2,562,975
Lincoln VIPT Marsico International Growth                 771,401   (1,583,562)     (812,161)
Lincoln VIPT MFS Value                                    278,408     (420,338)     (141,930)
Lincoln VIPT Turner Mid-Cap Growth                        711,914     (517,515)      194,399
Lincoln VIPT Mid-Cap Value                                478,998     (503,237)      (24,239)
Lincoln VIPT Money Market                               5,691,891   (2,521,107)    3,170,784
Lincoln VIPT SSgA S&P 500 Index                         1,962,553   (2,127,449)     (164,896)
Lincoln VIPT SSgA Small-Cap Index                         309,701     (452,889)     (143,188)
Lincoln VIPT T. Rowe Price Growth Stock                   504,356     (909,737)     (405,381)
Lincoln VIPT Templeton Growth                             579,240     (977,633)     (398,393)
Lincoln VIPT Columbia Value Opportunities                 175,573     (296,518)     (120,945)
MFS VIT Research                                          155,274     (264,422)     (109,148)
MFS VIT Utilities                                         619,630     (561,450)       58,180
PIMCO VIT Total Return                                  1,429,348   (2,427,948)     (998,600)
ProFund VP Asia 30                                        641,338     (407,577)      233,761
ProFund VP Europe 30                                      457,491     (345,408)      112,083
ProFund VP Financials                                      85,322      (94,677)       (9,355)
ProFund VP Health Care                                    369,645     (352,291)       17,354
ProFund VP Large-Cap Growth                                41,387      (76,255)      (34,868)
ProFund VP Large-Cap Value                                167,157     (399,813)     (232,656)
ProFund VP Rising Rates Opportunity                        41,876      (62,256)      (20,380)
ProFund VP Small-Cap Growth                                67,862      (59,854)        8,008
ProFund VP Small-Cap Value                                 35,821      (64,270)      (28,449)
ProFund VP Technology                                     413,095     (183,357)      229,738
ProFund VP U.S. Government Plus                           247,438     (150,696)       96,742
T. Rowe Price Mid-Cap Growth Class II                      51,509     (120,452)      (68,943)
Vanguard VIF Mid-Cap Index                                523,445     (632,245)     (108,800)
Vanguard VIF REIT Index                                   573,091     (800,981)     (227,890)
Vanguard VIF Small Company Growth                         286,117     (461,076)     (174,959)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account JF-A

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account JF-A ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Flexible Premium Variable Life Account JF-A at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for each of the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 20, 2009

                                   PART C
                             OTHER INFORMATION
Item 26. EXHIBITS
     (a) Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn2

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1
         (v)   Schedule of Commissions.Fn11

     (d) (i)   Specimen Policy.Fn2

         (ii)  Specimen Riders.Fn3
               (a)  Specimen Death Benefit Maintenance Rider.Fn11


               (b)  Specimen Accelerated Benefits Rider.Fn11


               (c)  Specimen Accidental Death Benefit Rider.Fn11


               (d)  Specimen Automatic Increase Rider.Fn11


               (e)  Specimen Accelerated Benefits Rider.Fn11


               (f)  Specimen Guaranteed Death Benefit Rider.Fn11


               (g)  Specimen Guaranteed Insurability Option Rider.Fn11


               (h)  Specimen Supplemental Coverage Rider.Fn11


               (i)  Specimen Supplemental Coverage Rider.Fn11


               (j)  Specimen Spouse Term Insurance Rider.Fn11


               (k) Specimen Disability Waiver of Monthly Deduction Benefit Rider.Fn11


               (l) Specimen Disability Waiver of Specified Premium Benefit Rider.Fn11

               (m)  Children's Term Insurance Rider.Fn10
     (e) Specimen Application.Fn11


     (f) (i) Articles of Incorporation of The Lincoln National Life Insurance Company.Fn16



     (f) (ii) By-Laws of The Lincoln National Life Insurance Company.Fn16


     (g) Reinsurance Agreement.Fn11

     (h) Participation Agreements.


         (i) Fund Participation Agreement between The Lincoln National Life Insurance Company and Lincoln Variable Insurance Products Trust.Fn17

         (ii) (a) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company. Fn11
         (ii) (b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc.Fn11
               (c) Addendum to the Participation Agreement.Fn12

               (d) Addendum to the Administration Services Agreement.Fn12

               (e) Addendum to the Supplement for Distribution Services.Fn12
         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation, and Jefferson Pilot Financial Insurance Company. Fn11
          (iv) (a) Participation Agreement among Templeton Variable Products Series Fund, Franklin Templeton Distributors, Inc., and Chubb Life Insurance Company.Fn2

               (b) Addendum to the Participation Agreement.Fn12

               (c) Addendum to the Administrative Services Agreement.Fn12
          (v) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn4

               (b) Addendum to the Participation Agreement.Fn4

               (c) Addendum to the Participation Agreement.Fn4

          (vi) (a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn4

               (b) Addendum to the Participation Agreement.Fn4

               (c) Addendum to the Participation Agreement.Fn4

          (vii)(a) Participation Agreement by and amount Ayco Series Trust (merged into Goldman Sachs Variable Insurance Trust Capital Growth Fund), Mercer Allied Company, L.P. (merged into Goldman Sachs Asset Management L.P.), and Jefferson Pilot Financial Insurance Company.Fn7

               (b) Administrative Services Agreement by and among Ayco Series Trust, the Ayco Company, L.P, and Jefferson Pilot Financial Insurance Company.Fn7
          (viii)(a) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn9

               (b) Addendum to the Shareholder Services Agreement.Fn12

          (ix) (a) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company.Fn2

               (b) Addendum to the Administrative Services Side Letter.Fn12

          (x) (a) Fund Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn11

               (b) Addendum to the Fund Participation Agreement.Fn12
          (xi) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn7

               (b) PIMCO Variable Insurance Trust Services Agreement.Fn11

          (xii)(a) Participation Agreement among Jefferson Pilot Financial Insurance Company, ProFunds, and ProFund Advisors LLC.Fn11

               (b) Administrative Services Agreement among Jefferson Pilot Financial Insurance Company and ProFunds.Fn18

          (xiii)(a) Business Agreement by and among Jefferson Pilot Financial Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company.Fn11

                (b) Fund Participation Agreement among Jefferson Pilot Financial Insurance Company, American Funds Insurance Series, and Capital Research and Management Company.Fn11

     (i) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York.Fn14
     (j) Not Applicable.

     (k) Legal Opinion.Fn11

     (l) Actuarial opinion and consent.Fn11

     (m) Sample calculation of items illustrated.Fn9

     (n) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

     (o) Not Applicable.

     (p) Not Applicable.
     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii).Fn13
---------------------
1. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6 dated April 17, 1996 (File No. 33-7734).

2. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 dated April 19, 2000 (File No. 333-93367).

3. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 of JPL Separate Account B of Jefferson Pilot Life America Insurance Company (fka Colonial Separate Account B) dated April 22, 1996 (File No. 33-77496).

4. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated June 9, 2000 (File No. 333-94539).

5. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 filed April 18, 2001 (File No. 333-93367).

7. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).
8. Incorporated by reference to Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account II, filed August 1, 2000 (File No. 333-42742).

9. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to Registrant's Registration Statement on Form S-6 filed February 10, 2003 (File No. 333-93367).
10. Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 to Registrant's Registration Statement on Form S-6, filed April 29, 2003 (File No. 033-07734).

11. Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registrant's Registration Statement on Form S-6, filed April 24, 2003 (File No. 333-93367).
12. Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form N-6 (File No. 33-77496) filed on April 2, 2007.
13. Incorporated by reference to Post-Effective Amendment No. 8 on Form N-6 to Registration Statement on Form S-6 (File No. 333-93367) filed on April 28, 2006).
14.  Incorporated by reference to Registration Statement on Form N-4 (File
     No. 333-147673) filed on November 28, 2007.


15. Incorporated by reference to Post-Effective Amendment No. 29 on Form N-4 to Registration Statement on Form N-4 (File No. 333-61554) filed on March 16, 2009.



16. Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 333-04999) filed on
     July 2, 2007.

17. Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 to Registration Statement on Form S-6 (File No. 333-139960) filed on April 1, 2009.

18. Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 to Registration Statement on Form S-6 (File No. 333-144274) filed on April 21, 2009.

Item 27: DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following list contains the officers and directors of The Lincoln National Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Flexible Premium Variable Life Account JF-A as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.


NAME                                          POSITIONS AND OFFICES WITH DEPOSITOR
----                                          ------------------------------------
Michael J. Burns*****                         Senior Vice President
Kelly D. Clevenger*                           Vice President
Frederick J. Crawford*                        Chief Financial Officer and Director
Lawrence A. Samplatsky***                     Vice President and Chief Compliance Officer
Dennis R. Glass****                           President and Director
Mark E. Konen*****                            Senior Vice President and Director
See Yeng Quek**                               Senior Vice President, Chief Investment Officer and Director
Keith J. Ryan*                                Vice President and Director
Dennis L. Schoff****                          Senior Vice President and General Counsel
Rise' C.M. Taylor*                            Treasurer and Vice President
C. Suzanne Womack****                         Secretary and Second Vice President



    * Principal business address is 1300 South Clinton Street, Fort Wayne, IN 46802
   ** Principal business address is Center Square West Tower, 1500 Market
      Street-Suite 3900, Philadelphia, PA 19102-2112
  *** Principal business address is 350 Church Street, Hartford, CT 06103 **** Principal business address is Radnor Financial Center, 150 Radnor
      Chester Road, Radnor, PA 19087
***** Principal business is 100 North Greene Street, Greensboro, NC 27401

Item 28: PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System. (15)

Item 29. INDEMNIFICATION

The following provisions regarding indemnification are applicable:

In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

Item 30. PRINCIPAL UNDERWRITERS

(a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Variable Annuity Account JF-II; Lincoln Life Variable Annuity Account JL-A; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.


NAME                                POSITIONS AND OFFICES WITH UNDERWRITER
----                                --------------------------------------
Wilford H. Fuller*                  Chief Executive Officer, President and Director
David M. Kittredge*                 Senior Vice President
Randal J. Freitag*                  Vice President and Treasurer
Patrick J. Caulfield**              Vice President and Chief Compliance Officer
Joel Schwartz*                      Vice President and Director
James Ryan*                         Vice President and Director
Keith J. Ryan***                    Vice President and Chief Financial Officer
Linda E. Woodward***                Secretary



  * Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
 ** Principal Business address is 350 Church Street, Hartford, CT 06103
*** Principal Business address is 1300 S. Clinton Street, Ft. Wayne, IN 46802

Item 31. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life

Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained under the supervision of the Company by Mellon Bank, NA, Pittsburgh, PA 15258.

Item 32. MANAGEMENT SERVICES

Not Applicable

Item 33: FEE REPRESENTATION

The Lincoln National Life Insurance Company represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.

                                    SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Lincoln Life Flexible Premium Variable Life Account JF-A, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 22nd day of April, 2009.

             LINCOLN LIFE FLEXIBLE PREMIUM
             VARIABLE LIFE ACCOUNT JF-A
             (Registrant)
             By: THE LINCOLN NATIONAL LIFE INSURANCE
             COMPANY (Depositor)

             By: /s/ Frederick C. Tedeschi
                 --------------------------------
             Frederick C. Tedeschi
             Vice President

             THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
             (Depositor)


             By: /s/ Frederick C. Tedeschi
                 --------------------------------
             Frederick C. Tedeschi
             Vice President





ATTEST:

By: /s/ Frederick C. Tedeschi
    --------------------------------
Frederick C. Tedeschi
Vice President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE                        TITLE
---------                        -----
/s/ Dennis R. Glass *            President and Director
---------------------------      (Principal Executive Officer)
Dennis R. Glass

/s/ Frederick J. Crawford *      Senior Vice President, Chief Financial Officer and
---------------------------      Director
Frederick J. Crawford            (Principal Financial Officer)

/s/ Michael J. Burns *           Senior Vice President
---------------------------
Michael J. Burns

/s/ Mark E. Konen *              Senior Vice President and Director
---------------------------
Mark E. Konen

/s/ See Yeng Quek *              Senior Vice President, Chief Investment Officer and
---------------------------      Director
See Yeng Quek

/s/ Keith J. Ryan *              Vice President and Director
---------------------------
Keith J. Ryan



*By: /s/ Frederick C. Tedeschi
     -------------------------
     Frederick C. Tedeschi, Attorney-in-Fact
     April 22, 2009

                                      POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Christine S. Frederick, John D. Weber, Delson R. Campbell, Brian A. Kroll, Lawrence A. Samplatsky, Frederick C. Tedeschi and John L. Reizian, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life Flexible Premium Variable Life Account D: 033-00417
Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745 Lincoln Life Flexible Premium Variable Life Account G: 033-22740
Lincoln Life Flexible Premium Variable Life Account J:  033-76434
Lincoln Life Flexible Premium Variable Life Account K: 033-76432
Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477; 333-63940;
333-82663; 333-139960; 333-145090; 333-146507
Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107; 333-145235; 333-145239
Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790
Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-81890; 333-90438; 333-156123
Lincoln Life Flexible Premium Variable Life Account JF-A: 333-144268; 333-144269; 333-144271; 333-144272; 333-144273; 333-144274; 333-144275
Lincoln Life Flexible Premium Variable Life Account JF-C: 333-144264; 333-144270

VARIABLE ANNUITY SEPARATE ACCOUNTS:
Lincoln National Variable Annuity Fund A: 002-26342; 002-25618
Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927
Lincoln National Variable Annuity Account E: 033-26032
Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219
Lincoln National Variable Annuity Account L: 333-04999
Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190; 333-149434
Lincoln Life Variable Annuity Account Q: 333-43373
Lincoln Life Variable Annuity Account T: 333-32402; 333-73532
Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208 Lincoln Life Variable Annuity Account JL-A: 333-141888
Lincoln Life Variable Annuity Account JF-I: 333-144276; 333-144277
Lincoln Life Variable Annuity Account JF-II: 333-144278

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

SIGNATURE                        TITLE
---------                        -----
/s/ Dennis R. Glass
______________________________   President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
______________________________   Executive Vice President; Chief Administrative
                                 Officer
Charles C. Cornelio


/s/ Frederick J. Crawford
______________________________   Executive Vice President; Chief Financial Officer and
Frederick J. Crawford            Director

/s/ Mark E. Konen
______________________________   Senior Vice President and Director
Mark E. Konen


/s/ See Yeng Quek
______________________________   Senior Vice President, Chief Investment Officer and
See Yeng Quek                    Director


/s/ Keith J/ Ryan
______________________________   Vice President and Director
Keith J. Ryan

                                  EXHIBIT INDEX

n.  Consent of Independent Registered Public Accounting Firm.